united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Suite 2 Omaha Nebraska 68130

(Address of principal executive offices) (Zip code)

Jennifer Bailey , Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100 Elkhorn, Nebrask 68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 866-447-4228

Date of fiscal year end: 3/31

Date of reporting period: 3/31/20

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

AlphaCentric Income Opportunities Fund
Class A: IOFAX	Class C: IOFCX	Class I: IOFIX

AlphaCentric Premium Opportunity Fund
Class A: HMXAX	Class C: HMXCX	Class I: HMXIX

AlphaCentric Robotics and Automation Fund
(formerly AlphaCentric Global Innovations Fund)
Class A: GNXAX	Class C: GNXCX	Class I: GNXIX

AlphaCentric Symmetry Strategy Fund
Class A: SYMAX	Class C: SYMCX	Class I: SYMIX

AlphaCentric LifeSci Healthcare Fund
Class A: LYFAX	Class C: LYFCX	Class I: LYFIX

AlphaCentric Energy Income Fund
Class A: AEIAX	Class C: AEICX	Class I: AEIIX

AlphaCentric Municipal Opportunities Fund
Class A: MUNAX	Class C: MUNCX	Class I: MUNIX

March 31, 2020

AlphaCentric Advisors LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901
1-844-223-8637

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.alphacentricfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

March 31, 2020

Dear AlphaCentric Income Opportunities Fund (“Fund”) Investor:

First and foremost, we hope this finds you safe and well in the midst of this tragic pandemic. As we begin to see light at the end of the tunnel, we hope progress on a return to “normalcy” starts soon!

As always, we appreciate your participation in the Fund. We all know too well the ravages which beset the global economic landscape over the past month, and unfortunately the Fund’s performance suffered as a result. Performance for the period (4/1/2019 – 3/31/2020) was -30.29% (Class I), versus 8.93% for the Barclays US Aggregate Bond Index.

At the same time, we do think the Fund’s positions offer good potential for future returns. Certainly there will be a host of issues and new considerations encountered as the economy emerges and resumes, but given the seasoning and payment history of the borrowers backing most of our positions, the supplemental programs put in place by the Fed to assist consumers and citizens in general, and the particular measures enacted to support the housing market, we are hopeful that the Fund will be able to substantially benefit.

While we certainly share the deep concern over the devastation wrought thus far by the pandemic, we remain diligent to find attractive opportunities for the Fund. Continued best wishes for safety and health in 2020!

Sincerely,
Garrison Point Fund Management Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2020 YTD period ended 3/31/20, fiscal year ended 3/31/20 and for the period since inception through 3/31/20, as compared to the Benchmark Index, were as follows:

	2020 YTD Ended	Fiscal Year Ended	Since Inception
	3/31/2020	3/31/2020	(5/28/2015)
Class I	-36.26%	-30.29%	0.65%
Class A	-36.30%	-30.45%	0.40%
Class A with Sales Charge	-39.34%	-33.74%	-0.61%
Class C	-36.41%	-30.98%	-0.33%
Barclays US Agg. Bond TR Index (1)	3.15%	8.93%	3.63%

(1)	Barclays US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4480-NLD-5/1/2020

March 31, 2020

Dear AlphaCentric Premium Opportunity Fund Investor:

We are pleased to provide our Annual Letter to Shareholders. Thank you for your support and for being an investor in AlphaCentric Premium Opportunity Fund (the “Fund”).

Investment Strategy

The portfolio strategy utilized by the Fund seeks to achieve capital appreciation with lower overall volatility than the equity market. The strategy attempts to achieve its objective by investing in a systematically managed portfolio of long and short call and put options and futures on the Standard & Poor’s 500 Index (the “Index”) and/or other securities that represent the return of the Index (such as exchange traded funds like the SPDR Trust Series I units (“SPDRs”)) as well as measures of market volatility such as volatility exchange traded funds and futures on the VIX Index, which reflect the market’s expected fluctuation (volatility).

Fund Performance

The fiscal year started April 1, 2019 with the S&P 500 and HMXIX at 2834.40 and 18.93 and ended March 31, 2020 with them at 2584.59 and 23.46, respectively. During the period, the S&P 500 lost 6.98%, while HMXIX gained 23.93%, outpacing the index by 33%. This is the second consecutive fiscal year that HMXIX has outpaced the S&P 500.

Following a difficult period for our strategy in 2018, and our first annual loss, we have reoriented our hedging strategies, and discontinued using structures that caused portfolio problems. The effectiveness of our work was realized not just in returns, but in particular during the first quarter of 2020 when the S&P 500 was down -19.60% and our Fund was up 14.05% (Class I).

The Fund’s performance is recognized by 5 stars from Morningstar where it is in the top 1 to 2 percentile of its category of Option-based funds for the calendar YTD, 1 year and 3 year time periods. The number of funds in category for YTD trailing returns were 215, for 1-year trailing returns were 184, for 3-year trailing returns were 120.

The low volatility environment of 2017, we believe was an aberration. Investors became numb and accustomed to a benign (Goldilocks) market environment. Equity Investors, with the luxury of inexpensive options for portfolio protection and not needing to hedge outsized market gains, became underhedged and overexposed to the financial markets.

We believe that the first quarter of 2018 will prove to be the inflection point that marked the end of one of the least volatile periods in stock market history with unimaginably-low risk premiums.

The exit of some participants providing protection, and the tightening of risk controls for those remaining has moderated the supply side of the market, while a decrease in equity returns, and elevated market volatility have increased the demand side of the market. We believe that these factors will drive volatility at a higher level than 2017’s level and provide attractive opportunities for our strategy, on which we will attempt to capitalize.

As the old option trader saying goes, volatility is an elevator up and an escalator down. Whenever there is a significant market event containing much uncertainty, the increase in the required premium to insure against loss increases exponentially and - with convexity magic - this inverts the entire VIX futures curve. Consequently, even if the market continues its strong rally, we expect the VIX to stay in the 30-40s for several months.

Every bear market is a little different, but we believe all bull markets are the same. While history is a useful guide, given the relatively small sample of significant market shocks, what is “normal” should not be taken as gospel. In the past, within bear markets there were failed bull market rallies falling back to lower lows. It would not be a surprise if the same happened with this one. However, we have never seen such prompt and significant fiscal and monetary action. We have also never seen such a coordinated search for a medical therapy for a disease before. These factors could significantly shorten the length and depth of the bear market.

Thank you for your continued support and confidence in our investment approach.

Sincerely,

Russell Kellites

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2020 YTD period ended 3/31/20, Fiscal Year ended 3/31/20 and for the period since inception through 3/31/20, as compared to the Benchmark Index, were as follows:

	2020 YTD Ended 3/31/2020	Fiscal Year Ended 3/31/2020	Since Inception*
Class A	13.95%	23.64%	8.27%
Class A with Sales Charge	7.39%	16.47%	6.46%
Class C	13.80%	23.40%	7.96%
S&P 500 TR Index (1)	-19.60%	-6.98%	7.28%
IQ Hedge L/S Beta Index (2)	4.61%	16.16%	8.40%

Class I	14.05%	23.93%	10.84%
S&P 500 TR Index (1)	-19.60%	-6.98%	11.46%
IQ Hedge L/S Beta Index (2)	4.61%	16.16%	6.42%

*	Fund Inception: 9/1/2011 (Class I) & 9/30/2016 (Class A & C). The Performance shown before September 30, 2016 is for the Fund’s Predecessor Fund (Theta Funds, L.P.) The Fund’s management practices, investment goals, policies, objectives, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. You cannot invest directly in an index. Unmanaged index returns do not reflect fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividend are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4482-NLD-5/1/2020

March 31, 2020

Dear AlphaCentric Robotics and Automation Fund (“Fund”) Investor:

Before diving into the yearly financial results, it must be stated that the loss of life which has resulted from this virus has been and continues to be the most serious and permanent loss. We would like to offer our deepest condolences to all of those who have experienced the loss of family, friends and co-workers during these difficult times.

March 31, 2020 marked the end of the fiscal period of the AlphaCentric Robotics and Automation Fund (the “Fund”). Thank you for your support and for being an investor. From the Fund’s inception on May 31, 2017 through March 31, 2020, the Fund returned 0.76% (Class I). The S&P 500 TR Index’s performance during that same period was 4.52%. After strong performance in 2019 due to easing of trade tariff tensions and reduced interests rates, the Fund’s performance, along with all global markets, was negatively impacted by the COVID-19 outbreak in Q1 2020.

Healthcare automation, including surgical robotics, was once again the top performing group in the Fund over the period. The top 3 medical robotics and automation holdings during the period were Teladoc Health (TDOC) up 178.8%, Corindus Vascular Robotics (CVRS) up 145.9% before being acquired by Siemens Healthineers, and Bioexcel (BTAI) up 126.0%. Specific factors that have driven this group’s performance are tele-surgery and tele-health. The FDA has continued to increase the amount of approvals for both surgical robotics and tele-medicine systems. Surgical robotics has been an area of increasingly tight competition due to fierce consolidation. Large companies like Medtronic, Johnson & Johnson and Siemens have acquired many smaller surgical robotics companies such as Mazor Robotics, Auris Health and Corindus Vascular Robotics. We see this consolidation continuing and with more new surgical robotics systems coming to market in 2020 this group should remain one of the top performing areas of robotics and automation. In addition, tele-medicine and tele-surgery have recently emerged as highly adopted technology. The ability for doctors to diagnose patients, prescribe medications and even perform surgery remotely is now being seen as mandatory for the future beyond COVID-19. Hospital assistant robots have also proved to be critical by doing tasks such as delivering medical supplies, medications, monitoring patients and even detecting symptoms in patients. These robots minimize human-to-human contact and will most likely see a surge in global adoption in the near-term.

Electronic equipment holdings in the Fund were the second highest contributing group. The top 3 automation components and electronic equipment holdings during this period were ISRA Vision (ISR GY) up 46.2%, Omron Corp (6645 JP) up 11.7% and Keyence Corp (6861 JP) up 3.8%. The electronic equipment portion of the Fund is composed of the companies, which make the parts that go into automation systems and robots in almost all industry groups. Demand for this equipment was mildly depressed over the past year but quickly accelerated as tariff policies were agreed upon. As the COVID-19 epidemic diminishes there will be very high demand for these components as companies come back online, which should be a catalyst for the outperformance of this group in the second half of 2020.

The COVID-19 virus took the world by surprise in Q1 2020. We are keeping a very close eye on new developments with the virus and are monitoring potential long-term market impacts. Although it is impossible to determine the exact impact that COVID-19 will have on the global economy, a compelling reality related to our strategy is that a vast portion of the economic impact of this virus could have been avoided by more rapid adoption of robotics and automation. Robots and automation systems do not get sick. Technologies such as smart warehouses, automated manufacturing, robotic process automation, tele-medicine and medical automation can facilitate continued productivity during such events while reducing the spread of such viruses by minimizing the need for human contact. The current situation should be seen as a reminder of how essential the adoption of robotics and automation is to our society and economy.

Thank you once again for your support and participation in the Fund.

Sincerely,

Brian Gahsman, Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2020 YTD period ended 3/31/20, fiscal year ended 3/31/20 and for the period since inception through 3/31/20, as compared to the Benchmark Index, were as follows:

	2020 YTD Ended	Fiscal Year Ended	Since Inception
	3/31/2020	3/31/2020	(5/31/2017)
Class I	-19.88%	-15.71%	0.76%
Class A	-20.02%	-15.97%	0.47%
Class A with Sales Charge	-24.59%	-20.81%	-1.61%
Class C	-20.08%	-16.55%	-0.26%
S&P 500 TR (1)	-19.60%	-6.98%	4.52%

(1)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4481-NLD-5/1/2020

March 31, 2020

Dear AphaCentric Symmetry Strategy Fund Investor:

For the period ending on March 31, 2020, the AlphaCentric Symmetry Strategy Fund (the “Fund”) was down 11.47% (Class I) versus down 3.68% for the MSCI World/Barclays Agg benchmark. The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines.

The Fund utilizes a specifically constructed and repeatable set of investment building blocks designed to capture the available risk premiums during periods of broad economic growth, as well as during periods of economic growth risk. The portfolio is constructed utilizing a risk-based approach considering two broad categories of risk premiums (traditional and alternative) with the risk being split equally between the two categories. A quantitative investment process is used to select a portfolio of securities primarily in, but not limited to, the U.S., Europe, and Japan. The Fund also uses quantitative signals to take positions in sector, emerging country, and income ETFs among others, as well as broad based credit default swap indices.

The main contributor to the Fund’s negative return was exposure in the traditional portfolio to large cap value equities in the U.S., Europe, and Japan. The decline in the traditional portfolio primarily occurred at the end of the first quarter of 2020, which has been a tale of two very different economic backdrops. In the first seven weeks of the year, low interest rates, a dovish Federal Reserve, and rising consumer sentiment provided a backdrop for solid economic growth, an extension of the fourth quarter of 2019 where growth was better than expected. During this period, equity markets broadly reached new all-time highs. However, as the Coronavirus (COVID-19) outbreak expanded beyond China — into South Korea, Italy, Spain, Germany and the United States and become a global pandemic — economic activity ground to a halt in almost all countries affected by the virus as governments took more drastic measures to contain the outbreaks. Shutdowns of non-essential businesses and social distancing measures enacted in states like California, New York, New Jersey, Pennsylvania, amongst others, resulted in the largest increases in unemployment claims ever seen in the United States. Coupled with the collapse in crude oil, credit markets seized up and the S&P 500 fell 35% from its recent all-time high. In the face of this turmoil, economists forecasted a decline in economic growth in the U.S. in Q2 of 25% to 30% QoQ annualized. Declines in equity markets were led by interest rate sensitive companies and companies with weak balance sheets.

While the alternative portfolio did not significantly add or detract from performance in 2019, it did add over 6% to the Fund in the first quarter of 2020 as trend following in futures benefited from significant directional price moves across various markets. Oil prices in particular fell significantly to $20 per barrel as a result of the failure of OPEC+ to reach a production agreement in early March and the subsequent market share war between Saudi Arabia and Russia combined with a massive fall in demand.

Mount Lucas is closely monitoring the developments regarding COVID-19, including alerts from the Center for Disease Control (CDC) as well as local and national health agencies. We have taken a number of actions in response to the virus. We have implemented our Business Continuity Plan (“BCP”) and employees have been instructed to work from home. We are also conducting ongoing due diligence on critical vendors to ensure the continuation of normal operations. All systems and business functions are operating as usual, and there has been no adverse impact to Mount Lucas. The BCP is designed to be maintained indefinitely, and we are confident there will be no impact to our business operations.

Thank you for your support, and we hope that you stay healthy and safe in 2020.

Sincerely,

Mount Lucas Management LP Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2020 YTD period ended 3/31/20, Fiscal Period ended 3/31/20 and for the period since inception through 3/31/20, as compared to the Benchmark Index, were as follows:

	2020 YTD Ended 3/31/2020	Fiscal Period Ended 3/31/2020	Since Inception*
Class A	-11.36%	n/a	-11.64%
Class A with Sales Charge	-16.45%	n/a	-16.73%
Class C	-11.44%	n/a	-11.97%
3-Month Treasury Bill Index (1)	0.57%	n/a	1.36%
MSCI World/Barclays Agg (2)	-12.07%	n/a	-6.63%
Class I	-11.28%	-11.47%	-0.02%
3-Month Treasury Bill Index (1)	0.57%	2.25%	1.07%
MSCI World/Barclays Agg (2)	-12.07%	-3.68%	2.26%

*	Inception: 9/1/14 (I Share) | 8/9/19 (A & C Shares)

The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-advisor was the adviser to the Predecessor Fund.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	MSCI World/Barclays Agg reflects an unmanaged portfolio of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividend are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4483-NLD-5/1/2020

March 31, 2020

Dear AlphaCentric LifeSci Healthcare Fund (“Fund”) Investor:

Executive Summary

●	Our review of clinical and medical literature enabled us to identify the risk posed by COVID 19 early and reposition our portfolio.

●	We increased cash as a hedge and rotated into names more likely to offer superior performance in this emerging environment.

●	We have materially outperformed the benchmark in the first quarter of 2020.

●	We view the healthcare sector as relatively well-positioned to navigate the crisis and have been interviewing key stakeholders in the healthcare value chain to stress test this view and gain a better understanding of challenges / opportunities moving forward.

●	Increased volatility is expected as the economic impact of the pandemic is better understood by markets.

●	The Fund expects to maintain a larger than normal cash balance to provide a hedge and allow allocation to companies that become dislocated from fundamental value.

Dear Fellow Shareholders:

We launched the Fund in late 2019 with the goal of translating deep domain expertise and thought leader insights into a fundamental, thesis-driven healthcare portfolio. Our initial portfolio consisted primarily of companies in two thematic categories, specifically, innovative therapeutics companies and robust revenue / cash flow growth healthcare companies. A key part of our investment process is to perform ongoing diligence spanning trade / journal publications, regulatory filings, management team meetings, major medical conferences and thought leader interviews. Our review of the clinical / medical literature enabled us to be early to identify the risk posed by SARS- CoV-2 and reposition the portfolio proactively. Specifically, the manager increased the cash position of the Fund as a hedge and rotated holdings into names that were expected to offer superior performance given the changing macro landscape. The holdings generally included companies with larger market capitalizations with strong relative earnings fundamentals and balance sheet strength. This enabled the Fund to materially outperform the benchmark in the first reported quarter of performance (1Q 2020).

We are closely following the COVID-19 therapeutic and vaccine programs in development and believe its more a question of when, not if, new treatment options will become available. The innovative power of the biopharmaceutical industry is on full display for the world to watch. We prepared a therapeutic and vaccine development summary for our shareholders in late February and today there are more than one hundred novel programs ongoing. Among these, we see near term opportunity from repurposing existing drugs to treat COVID-19. Several of these compounds have been shown to inhibit SARS-CoV-2 replication in vitro laboratory experiments and because they are already approved, or have been studied extensively in clinical trials, they can be dosed in patients immediately. Early patient case series have been published that suggest benefit from treating COVID-19 patients with hydroxychloroquine, remdesivir and others. Robust, randomized clinical trial data is expected in 2Q 2020 for several of these drugs to better define the efficacy profile.

Medium-term, we are optimistic about the use of convalescent plasma and engineered antibodies to treat patients. Convalescent plasma treatment has been used successfully in other infectious diseases over many years. Key challenges are product supply and manufacturing consistency. There are efforts ongoing by several blood product fraction companies to pool resources to advance efforts. It may be many months until more robust clinical data is available and perhaps many more months longer before any significant supply may be available. Engineered antibodies are a similar approach thematically but are manufactured in a bioreactor allowing production to be consistent more easily scaled. This approach was used successfully to reduce the mortality of in a randomized clinical trial of Ebola patients providing strong recent precedent. The initial engineered antibodies are expected to begin clinical trials by late summer.

Longer term, vaccines offer the clearest path for a ‘return to normal’. To be sure, there is longstanding precedent for vaccine development against infectious diseases. Further, laboratory experiments have shown various vaccine constructs are able to generate immune responses to SARS-CoV-2. Logistics of testing and evaluation are the key challenges. Early clinical evaluation of a vaccine candidate can be done in a few months and show it induces an immune response without acute safety issues. However, it then typically takes years of clinical testing to unambiguously show a vaccine candidate is effective at preventing actual infection and does not exhibit long term safety signals. Just because a vaccine candidate can induce an immune response does not necessarily guarantee protection against infection. This must be shown in a prospective trial. Ruling out potential rare, long term side effects often requires dosing many thousands of patients and following them over a year or longer. There is an argument to be made to allow earlier access to a COVID-19 vaccine based on early immune induction data given the clear risk from the disease. There are dozens of vaccine candidates in development and initial immunogenicity data from the first programs is expected later in Q2 2020. All eyes will be on regulators at that point to define the potential pathway for early access.

Against this therapeutics and vaccine development backdrop, we view the healthcare sector as relatively well- positioned to navigate the crisis. In general, healthcare demand is viewed as inelastic supported by the counter- cyclical nature of government and commercial insurance. We have been interviewing key stakeholders in the healthcare value chain to stress test this view and gain a better understanding of challenges / opportunities moving forward. We are hearing that many regular physician visits are being postponed or cancelled, including a large percentage of elective surgeries. Ongoing and planned clinical trials for indications beyond COVID-19 have been disrupted or delayed. Supply chains are being stressed and commercial efforts are limited by social restrictions. These factors are having a heterogenous impact of companies in the healthcare space as specific circumstances can mean a company is highly exposed or immune to a given challenge. Our rigorous fundamental diligence is focused on identifying the companies that are best positioned moving forward.

The COVID-19 pandemic is likely to continue near term with significant uncertainty regarding the ultimate course. Increased volatility is expected as the economic impact of the pandemic is better understood by markets. The Fund expects to maintain a larger than normal cash balance to provide a hedge and allow allocation to companies that become dislocated from fundamental value.

Sincerely,

Mark Charest, Ph.D.

Founding Partner and Portfolio Manager

LifeSci Fund Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2020 YTD period ended 3/31/20 and for the period since inception through 3/31/20, as compared to the Benchmark Index, were as follows:

	2020 YTD Ended	Since Inception
	3/31/2020	(11/29/2019)
Class I	-5.63%	-4.50%
Class A	-5.73%	-4.50%
Class A with Sales Charge	-11.16%	-9.99%
Class C	-5.73%	-4.50%
S&P Biotechnology Select Industry Total Return Index (1)	-18.52%	-17.04%

(1)	The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index (S&P TMI). The S&P TMI tracks all the U.S. common stocks listed on the NYSE, AMEX, NASDAQ National Market and NASDAQ Small Cap exchanges. The Biotech Index is a modified equal weight index and typically consists of approximately 70 companies.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividend are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4484-NLD-5/4/2020

March 31, 2020

Dear Fellow AlphaCentric Energy Income Fund (“Fund”) Investors:

First, we hope you and your family are safe and well during this challenging time. We are very pleased to communicate with you in our inaugural annual letter, in which we will cover a variety of topics ranging from the Fund’s performance, the state of the energy industry, and how recent developments impact our outlook for the energy infrastructure sector. While the past three months proved to be a challenging investment environment, we are pleased with how the portfolio is currently positioned and are optimistic about the Fund’s total return prospects.

PERFORMANCE

March 31, 2020 marked the end of the first quarter for the Fund. From the Fund’s inception on December 31, 2019 through March 31, 2020, the Fund returned -28.94% for the I Shares class. The Fund’s benchmark, the Alerian MLP Index, had a total return during that same period of -57.19%, the largest quarterly move – in either direction – in the history of the index.

MARKET OVERVIEW

The Fund seeks to take advantage of increasing global demand for energy, a trend driven by population growth, urbanization, and rapid economic development in emerging markets. In the midst of this long-term trend, however, the immediate impact of measures taken to contain COVID-19 in both developed and emerging markets can hardly be understated: oil demand is meaningfully impacted (a point underscored by negative U.S. crude oil prices in late April); commercial and industrial electricity demand is down sharply; and a number of new infrastructure projects have been delayed. While the duration of COVID-19’s impact on global energy demand remains unclear at this point, countries and municipalities as of late April have begun to slowly “reopen” their economies as they introduce widespread testing for the virus, providing a path to higher energy demand.

Uncertainty surrounding the duration of containment measures and the resulting economic outlook led to a rapid sell-off in global financial markets, and the energy sector was among the worst performers. No segment of the energy value chain was spared, though the Fund’s investments in renewable infrastructure and utilities fared much better than midstream fossil fuel infrastructure. Technical factors also contributed to the sharp sell-off in midstream, driven by fund outflows and de-leveraging. The midstream sector has staged a welcome recovery so far in April, with the Alerian MLP Index up more than 50% from lows reached in mid-March.

FUND OVERVIEW

In just the first quarter of the Fund’s existence, our hypothesis that a diverse infrastructure portfolio would outperform over a full business cycle was put to the test. Early in 2020, during what was a strong period for broad financial markets, the Fund outperformed the Alerian MLP Index by 11.9% from December 31st through February 19th. And during the historic sell-off that followed through March 31st, the Fund again outperformed the Alerian MLP Index by 21.8%. In absolute terms, the Fund returned 5.5% and -32.5% during these two periods, respectively. The Fund’s investments in Canadian energy infrastructure and renewable infrastructure equities buoyed performance during the worst of the sell-off, and natural gas infrastructure equities have led the recovery that we have seen so far through mid-April.

While the Fund ended the quarter down significantly, performance compared favorably to the broader midstream market. This outperformance was primarily driven by a conscious decision to own those companies with the strongest balance sheets, best management teams and most diversified asset bases. Further, the Fund deliberately invested its initial cash balance gradually throughout the quarter, maintaining an opportunistic cash position as the market faltered. While absolute performance was negative for the quarter, we are encouraged by the resilience of the portfolio and its relative outperformance in both strong and weak financial markets.

OUTLOOK

We believe that the Fund’s investments – businesses with essential infrastructure, hard assets and predictable cash flows – are oversold as a result of these market conditions, and we believe current valuations create an attractive entry point for patient investors. Further, we believe the combination of attractive cash earnings profiles and attractive current income make the Fund’s portfolio compelling.

We feel strongly that the Fund’s core thesis remains intact that as the world’s population grows and global climate goals drive investment into cleaner energy infrastructure, cheap natural gas and renewables will continue to seize market share in the growing global energy mix.

Thank you for your support, and we look forward to a rewarding 2020.

Sincerely,

Kayne Anderson Fund Advisors

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2020 YTD period ended 3/31/20 and for the period since inception through 3/31/20, as compared to the Benchmark Index, were as follows:

	2020 YTD Ended	Since Inception
	3/31/2020	(12/31/2019)
Class I	-28.94%	-28.94%
Class A	-28.98%	-28.98%
Class A with Sales Charge	-33.06%	-33.06%
Class C	-29.11%	-29.11%
Alerian MLP TR Index (1)	-57.19%	-57.19%

(1)	Alerian MLP TR Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships (MLPs).

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4479-NLD-5/1/2020

March 31, 2020

Dear AlphaCentric Municipal Opportunities Fund (“Fund”) Investor:

The first quarter of 2020 was historic for all financial instruments not only in the precipitous drops in stock indices, drop in Treasury yields and rise in other fixed income yields, but the biggest issue of all for the first quarter was the loss of liquidity in the financial markets. The loss of liquidity caused massive dislocation in the various markets and huge swings in the value of fixed income securities. Unfortunately, Municipal bonds were not spared from the carnage and saw extreme volatility and historic rise in yields on multiple occasions. One would think that it was not an opportune time to launch a Municipal bond fund, but I would argue the opposite is true.

The Municipal bond market has been seen by some as the second safest fixed-income class behind Treasuries and as such has traditionally traded as a commodity without much regard for the credit quality of the issuers. Yields have also traded as a percentage of Treasuries that correlate to the tax advantage of Municipal bonds. Even with all the positives of the Municipal bond market there have been times in my career where I have witnessed similar dislocations. In order 1994, 2001, 2008, 2010 and now 2020, all these years have two things in common, the first being the massive dislocation of the Municipal bond market along with a rise in yields and the second, a huge buying opportunity. In all the years prior to 2020, once the dust settled investors flooded back into Municipal bonds and benefited from significantly high book yields and strong total returns as yields dropped back to normal levels. While dust hasn’t quite settled from the carnage of the first quarter of 2020, traditional relationships between yields and credit have deteriorated and those dislocations have created a buying opportunity for investors.

Strategy for the Municipal Opportunities fund focused on investing the initial subscriptions into Municipal securities that offered a strong credit profile for the yields they were offering in order to achieve the projected yield. In the meantime, Covid-19 was starting to get more and more press and outflows from Municipal bond funds were starting to grow. The strategy started to shift due to my concern of the stability of the Municipal bond market. From experience, I know that Municipal bond investors always run for the door at the same time and exacerbate the rise in yields and fall in market value. The decision was made to maintain a mostly cash portfolio in order to purchase securities at a higher yield level. Unfortunately, the day the Municipal market imploded and saw a historic rise in Municipal yields, a large investor redeemed his investment in the Fund. Strategy went from a dream scenario to a nightmare in the blink of an eye. The Fund which was in 90% cash before the redemption was now over invested and leveraged on the worst day in history for the Municipal market. What followed in the next few weeks were five of the largest yield adjustments the Municipal market has ever witnessed, three of those moves consisted of rising yields and two consisted of falling yields. Fortunately, management was able to use the volatility to sell its over invested position and add market return at the same time. With all the carnage of the first quarter, the Fund had a positive return while the Muni index and major Municipal bond ETF’s were negative for the same time period.

Covid-19 has been the cause of a massive global economic shutdown and in the US has turned a vibrant economy into a ghost town, but this will pass, and as in the past, the market dislocations will work back to normal. The path to normalcy will no doubt be bumpy, but for those investors driven by rational thought and not fear it should be well worth it.

Looking forward, Municipal bonds went from being extremely rich relative to Treasuries, to extremely cheap with some high-grade yields currently offering up to 170% of Treasury yields. Lower rated bond spreads have widened even more and can offer as much as five times comparable Treasury yields, although investors need to be careful as the economic shutdown has affected balance sheets of both the strongest credits and the weaker ones. With the massive yield adjustments in the Municipal market and the dislocation of high yield credit spreads, we are in the middle of a massive buying opportunity that doesn’t come around too often and because of the credit implications, it’s an opportunity where professional management and research are essential in helping investors navigate successfully.

Sincerely,

R&C Investment Advisors

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2020 YTD period ended 3/31/20 and for the period since inception through 3/31/20, as compared to the Benchmark Index, were as follows:

	2020 YTD Ended	Since Inception
	3/31/2020	(12/31/2019)
Class I	0.30%	0.30%
Class A	0.50%	0.00%
Class A with Sales Charge	-4.29%	-4.76%
Class C	0.30%	0.30%
Bloomberg Barclays Municipal Bond Index TR Value Unhedged USD (1)	-0.63%	-0.63%

(1)	Bloomberg Barclays Municipal Bond Index TR Value Unhedged covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4485-NLD-5/4/2020

AlphaCentric Income Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmark:

			Annualized
		Annualized Three	Since Inception *** -
	One Year	Years	March 31, 2020
Class A (IOFAX) without load	(30.45)%	(6.41)%	0.40%
Class A (IOFAX) with 4.75% load	(33.74)%	(7.91)%	(0.61)%
Class C (IOFCX)	(30.98)%	(7.10)%	(0.33)%
Class I (IOFIX)	(30.29)%	(6.17)%	0.65%
Bloomberg Barclays U.S. Aggregate Bond Index **	8.93%	4.82%	3.63%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2020, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2019 prospectus were 1.92%, 2.68% and 1.68% for the Fund’s Class A, Class C, and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2019 prospectus were 1.75%, 2.50% and 1.50% for the Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments.

***	The AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015.

Comparison of the Change in value of a $10,000 investment

Top Holdings by Major Index Classification	% of Net Assets
Non-Agency Residential Mortgage Backed Securities	91.9%
Real Estate Investment Trusts	1.2%
Asset Backed Securities	0.2%
Other / Cash & Cash Equivalents	6.7%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Premium Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmarks:

				Annualized
				Since Inception +	Annualized
		Annualized	Annualized -	March	Since Inception ++ -
	One Year	Three Years	Five Years	31, 2020	March 31, 2020
Class A (HMXAX) without load	23.64%	8.70%	—	8.27%	—
Class A (HMXAX) with 5.75% load	16.47%	6.58%	—	6.46%	—
Class C (HMXCX)	23.40%	8.11%	—	7.69%	—
Class I (HMXIX) +++	23.93%	9.17%	7.93%	—	10.84%
S&P 500 Total Return Index **	(6.98)%	5.10%	6.73%	7.28%	11.46%
IQ Hedge Long/Short Beta Total Return Index ***	16.16%	9.23%	5.82%	8.40%	6.42%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2020, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the Fund’s Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2019 prospectus were 3.47%, 4.23% and 3.20% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2019 prospectus were 2.32%, 3.06%, and 2.09% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	IQ Hedge Long/Short Beta Total Return Index was launched in March 2007 as the market’s first family of hedge fund replication indexes. This suite of indexes serves as the basis for IndexIQ’s other hedge fund replication indexes, which themselves underlie IndexIQ’s hedge fund replication ETFs and mutual fund.

+	The AlphaCentric Premium Opportunity Fund Class A and Class C commenced operations on September 30, 2016.

++	The AlphaCentric Premium Opportunity Fund Class I, formerly a private Fund, commenced operations on August 31, 2011.

+++	The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on August 31, 2011. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
U.S. Government Treasury Obligations	30.9%
Purchased Options	0.9%
Money Market Fund	6.9%
Written Options	(1.1)%
Other / Cash & Cash Equivalents	62.4%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Robotics and Automation Fund ^
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmarks:

		Annualized
		Since Inception + -
	One Year	March 31, 2020
Class A (GNXAX) without load	(15.97)%	0.47%
Class A (GNXAX) with 5.75% load	(20.81)%	(1.61)%
Class C (GNXCX)	(16.55)%	(0.26)%
Class I (GNXIX)	(15.71)%	0.76%
S&P 500 Total Return Index **	(6.98)%	4.52%
MSCI AC World Index (TR Gross) ***	(10.76)%	0.79%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2020, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2019 prospectus for the Fund’s period of operation are 2.42%, 3.18% and 2.17% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2019 prospectus for the Fund’s period of operation are 1.68%, 2.42% and 1.43% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

^	Formerly the “AlphaCentric Global Innovations Fund.”

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The MSCI AC World Index (TR Gross) represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

+	The AlphaCentric Robotics and Automation Fund Class A, Class C and Class I commenced operations on May 31, 2017.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
Common Stocks	94.1%
Investment Purchased as Securities Lending Collateral	5.6%
Other / Cash & Cash Equivalents	0.3%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Symmetry Strategy Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
		Three	Five	Since Inception + -	Since Inception ++ -
	One Year	Years	Years	March 31, 2020	March 31, 2020
Class A (SYMAX) without load	—	—	—	(11.64)%	—
Class A (SYMAX) with 5.75% load	—	—	—	(16.73)%	—
Class C (SYMCX)	—	—	—	(11.97)%	—
Class I (SYMIX) +++	(11.47)%	(3.32)%	(3.59)%	—	(0.02)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index **	2.25%	1.83%	1.19%	1.36%	1.07%
MSCI World/Barclays U.S. Aggregate Bond Blended Index ***	(3.68)%	2.20%	2.34%	(6.63)%	2.26%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s estimated total annual operating expenses as shown in the August 9, 2019 prospectus for the Fund’s inital fiscal period are 2.31%, 3.06% and 2.06% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 9, 2019 prospectus for the Fund’s inital fiscal period are 2.30%, 3.05% and 2.05% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

***	MSCI World/Barclays U.S. Aggregate Bond Blended Index reflects an unmanaged portfolio of 60% of the MSCI World Index and 40% of the Bloomber Barclays U.S. Aggregate Bond Index.

+	The AlphaCentric Symmetry Strategy Fund Class A, Class C commenced operations on August 8, 2019.

++	The AlphaCentric Symmetry Strategy Fund Class I, formerly a private Fund, commenced operations on September 1, 2014.

+++	The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s Sub-Advisor was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
Common Stocks	33.9%
Exchange Traded Funds	19.8%
Other Assets Less Liabilities	46.3%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric LifeSci Healthcare Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmarks:

Since
Inception + -
March 31, 2020
Class A (LYFAX) without load	(4.50)%
Class A (LYFAX) with 5.75% load	(9.99)%
Class C (LYFCX)	(4.50)%
Class I (LYFIX)	(4.50)%
S&P 500 Total Return Index **	(17.17)%
S&P Biotechnology Select Industry Total Return Index ***	(17.04)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s estimated total annual operating expenses as shown in the November 19, 2019 prospectus for the Fund’s inital fiscal period are 2.61%, 3.36% and 2.36% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the November 19, 2019 prospectus for the Fund’s inital fiscal period are 1.73%, 2.48% and 1.48% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	S&P Biotechnology Select Industry Total Return Index are designed to measure the performance of narrow GICS® sub-industries. The Index comprises stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

+	The AlphaCentric Lifesci Healthcare Fund Class A, Class C and Class I commenced operations on November 29, 2019.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
Common Stocks	65.3%
Short-term Investment	9.9%
Other / Cash & Cash Equivalents	24.8%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Energy Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmarks:

Since
Inception + -
March 31, 2020
Class A (AEIAX) without load	(28.98)%
Class A (AEIAX) with 5.75% load	(33.06)%
Class C (AEICX)	(29.11)%
Class I (AEIIX)	(28.94)%
S&P 500 Total Return Index **	(19.60)%
Alerian MLP Index Total Return ***	(57.19)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until December 31, 2020, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s estimated total annual operating expenses as shown in the December 30, 2019 prospectus for the Fund’s inital fiscal period are 1.89%, 2.64% and 1.64% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the December 30, 2019 prospectus for the Fund’s inital fiscal period are 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The Alerian MLP Index Total Return is a composite of the 35 (approximately) most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class. Investors cannot invest directly in an index or benchmark.

+	The AlphaCentric Energy Income Fund Class A, Class C and Class I commenced operations on December 31, 2019.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
Common Stocks	70.6%
Corporate Bonds	5.5%
Partnership Units	16.2%
Other / Cash & Cash Equivalents	7.7%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Municipal Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmarks:

Since
Inception + -
March 31, 2020
Class A (MUNAX) without load	0.00%
Class A (MUNAX) with 4.75% load	(4.76)%
Class C (MUNCX)	0.30%
Class I (MUNIX)	0.30%
S&P 500 Total Return Index ***	(19.60)%
Bloomberg Barclays Municipal Bond Index Total Return Value Unhedged USD	(0.63)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.50%, 2.25% and 1.25% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s estimated total annual operating expenses as shown in the December 26, 2019 prospectus for the Fund’s inital fiscal period are 1.59%, 2.34% and 1.34% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s estimated total annual operating expenses shown in the December 26, 2019 prospectus for the Fund’s inital fiscal period are 1.58%, 2.33% and 1.33% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The Bloomberg Barclays Municipal Bond Index Total Return Value Unhedged USD covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

+	The AlphaCentric Municipal Opportunities Fund Class A, Class C and Class I commenced operations on December 31, 2019.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
Closed End Funds	49.9%
Municipal Bonds	37.3%
Other / Cash & Cash Equivalents	12.8%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS
March 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 0.2%
4,687,065	Amur Finance VI LLC, 144A ** ^ (Cost $4,678,371)	8.000	12/20/2024	$1,810,037

	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.9%
897,717	ABFC 2004-OPT4 Trust, 1M Libor + 2.70%	3.647	7/25/2033	670,675
5,353,030	ABFC 2005-HE1 Trust, 1M Libor + 1.05%	1.997	3/25/2035	3,183,482
4,090,387	ABFC 2005-WMC1 Trust, 1M Libor + 0.89%	1.832	6/25/2035	2,362,425
4,879,073	ABFC 2007-NC1 Trust, 1M Libor + 1.00%, 144A	1.947	5/25/2037	2,238,294
3,525,964	ABFS Mortgage Loan Trust 2002-2, (B)	6.785	7/15/2033	2,609,358
4,331,562	ABFS Mortgage Loan Trust 2002-3, (B)	5.902	9/15/2033	3,128,864
1,901,317	ABFS Mortgage Loan Trust 2003-2 (A), 144A	8.000	4/25/2034	653,938
610,526	ACE Securities Corp Home Equity Loan Trust Series 2004-FM2, 1M Libor + 2.03%	2.972	6/25/2034	450,849
1,455,404	ACE Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.78%	3.722	11/25/2034	1,062,973
4,785,004	ACE Securities Corp Home Equity Loan Trust Series 2004-HE4, 1M Libor + 1.95%	2.897	12/25/2034	1,942,670
1,645,098	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2, 1M Libor + 1.32%	2.267	1/25/2035	1,258,975
678,000	ACE Securities Corp Home Equity Loan Trust Series 2004-SD1, 1M Libor + 4.13%	5.072	11/25/2033	457,933
2,417,000	ACE Securities Corp Home Equity Loan Trust Series 2005-SD2, 1M Libor + 3.00%	3.947	8/25/2040	1,052,442
2,540,887	ACE Securities Corp Home Equity Loan Trust Series 2006-ASAP3, 1M Libor + 0.28%	1.227	6/25/2036	1,698,545
3,768,223	ACE Securities Corp Home Equity Loan Trust Series 2006-ASAP4, 1M Libor + 0.29%	1.237	8/25/2036	1,923,625
22,817,104	ACE Securities Corp Home Equity Loan Trust Series 2006-OP1, 1M Libor + 0.28%	1.227	4/25/2036	12,869,213
5,864,461	Adjustable Rate Mortgage Trust 2005-2, 1M Libor + 1.35%	2.297	6/25/2035	3,150,504
355,797	Adjustable Rate Mortgage Trust 2005-3, (A)	3.698	7/25/2035	265,692
3,433,143	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-2, 1M Libor + 3.00%	3.947	6/25/2034	2,077,006
833,937	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-4, 1M Libor + 5.25%	6.197	10/25/2034	545,157
21,320,000	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2005-4, 1M Libor + 0.50%	1.447	10/25/2035	11,010,168
1,130,798	Alternative Loan Trust 2004-J9, 1M Libor + 2.78%	3.722	10/25/2034	686,746
1,042,761	Alternative Loan Trust 2006-OA22, 1M Libor + 0.24%	1.187	2/25/2047	437,100
11,012,318	American Home Mortgage Assets Trust 2006-1, 1M Libor + 0.38%	1.327	3/25/2046	6,415,333
3,607,916	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 4.50%	5.447	5/25/2034	2,229,392
2,199,965	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 2.70%	3.647	5/25/2034	1,670,843
2,722,790	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R8, 1M Libor + 1.92%	2.867	9/25/2034	1,414,844
2,409,578	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R8, 1M Libor + 1.80%	2.747	9/25/2034	1,551,860
2,907,002	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R9, 1M Libor + 2.10%	3.047	10/25/2034	1,238,295
2,351,672	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004-R11, 1M Libor + 2.10%	3.047	11/25/2034	1,628,211
4,916,209	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R1, 1M Libor + 1.50%	2.447	3/25/2035	1,685,038
3,578,433	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R5, 1M Libor + 1.83%	2.777	7/25/2035	1,310,456
6,000,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R5, 1M Libor + 1.05%	1.997	7/25/2035	3,376,400
10,708,228	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R6, 1M Libor + 1.15%	2.097	8/25/2035	2,938,729
9,565,787	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R7, 1M Libor + 0.73%	1.677	9/25/2035	3,925,864
1,156,936	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R10, 1M Libor + 1.45%	2.397	1/25/2036	566,028
26,084,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R10, 1M Libor + 0.69%	1.637	1/25/2036	14,912,068
8,045,134	Ameriquest Mortgage Securities Trust 2006-R1, 1M Libor + 0.56%	1.507	3/25/2036	4,341,724
4,969,449	Ameriquest Mortgage Securities Trust 2006-R2, 1M Libor + 0.49%	1.437	4/25/2036	2,634,284
73,076	Amresco Residential Securities Corp Mortgage Loan Trust 1999-1, 1M Libor + 1.85%	2.797	11/25/2029	55,356
36,588,438	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2005-W2, 1M Libor + 0.53%	1.477	10/25/2035	18,804,022
21,393,356	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2005-W5, 1M Libor + 0.46%	1.407	1/25/2036	12,042,818
2,746,142	Argent Securities Trust 2006-W1, 1M Libor + 0.41%	1.357	3/25/2036	1,537,259
1,641,491	Asset Backed Securities Corp Home Equity Loan Trust Series 2003-HE3, 1M Libor + 6.00%	6.705	6/15/2033	1,249,874
26,956,525	Asset Backed Securities Corp Home Equity Loan Trust Series MO 2006-HE6, 1M Libor + 0.23%	1.177	11/25/2036	18,271,475
17,765,000	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2005-HE8, 1M Libor + 0.64%	1.587	11/25/2035	10,887,282
2,959,277	Asset Backed Securities Corp Home Equity Loan Trust Series WMC 2005-HE5, 1M Libor + 1.05%	1.997	6/25/2035	335,662
3,778,100	Asset-Backed Pass-Through Certificates Series 2004-R12, 1M Libor + 1.89%	2.837	1/25/2035	2,428,333
7,500,000	Asset-Backed Pass-Through Certificates Series 2005-R4, 1M Libor + 1.80%	2.747	7/25/2035	4,562,201
1,724,157	Banc of America Funding 2004-B Trust, (A)	3.669	12/20/2034	1,310,392
3,098,945	Banc of America Mortgage 2004-K Trust, (A)	3.802	12/25/2034	1,838,108
5,369,000	Bayview Financial Mortgage Pass-Through Trust 2006-A, 1M Libor + 2.48%	2.591	2/28/2041	4,759,022
32,021	Bear Stearns ARM Trust 2003-8, (A)	4.000	1/25/2034	26,646
604,749	Bear Stearns ARM Trust 2004-7, (A)	4.250	10/25/2034	504,631
2,977,205	Bear Stearns Asset Backed Securities I Trust 2004-HE11, 1M Libor + 2.55%	3.497	12/25/2034	1,129,449
4,048,000	Bear Stearns Asset Backed Securities I Trust 2005-CL1, 1M Libor + 0.63%	2.572	9/25/2034	2,363,578
2,727,567	Bear Stearns Asset Backed Securities I Trust 2005-HE1, 1M Libor + 2.33%	3.272	1/25/2035	1,884,999

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.9% (continued)
9,891,473	Bear Stearns Asset Backed Securities I Trust 2005-HE9, 1M Libor + 1.20%	2.147	10/25/2035	$6,443,963
30,732,597	Bear Stearns Asset Backed Securities I Trust 2006-HE9, 1M Libor + 0.29%	1.237	11/25/2036	20,116,116
2,861,782	Bear Stearns Asset Backed Securities I Trust 2006-4, 1M Libor + 0.75%	1.697	10/25/2036	334,228
16,250,000	BNC Mortgage Loan Trust 2007-2, 1M Libor + 0.29%	1.237	5/25/2037	10,286,668
14,209,424	Carrington Mortgage Loan Trust Series 2005-NC5, 1M Libor + 0.52%	1.467	10/25/2035	8,169,211
45,368,500	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.30%	1.247	7/25/2036	18,670,515
24,526,000	Carrington Mortgage Loan Trust Series 2006-NC1, 1M Libor + 0.42%	1.367	1/25/2036	13,886,194
7,688,254	Carrington Mortgage Loan Trust Series 2006-NC4, 1M Libor + 0.30%	1.247	10/25/2036	2,139,539
6,395,000	Carrington Mortgage Loan Trust Series 2006-OPT1, 1M Libor + 0.37%	1.317	2/25/2036	3,594,036
8,416,417	Carrington Mortgage Loan Trust Series 2006-RFC1, 1M Libor + 0.29%	1.237	5/25/2036	4,281,823
12,961,559	Carrington Mortgage Loan Trust Series 2007-FRE1, 1M Libor + 0.50%	1.447	2/25/2037	6,209,021
12,785,098	Carrington Mortgage Loan Trust Series 2007-RFC1, 1M Libor + 0.26%	1.207	12/25/2036	4,253,588
3,774,725	Centex Home Equity Loan Trust 2002-C, 1M Libor + 1.15%	2.097	9/25/2032	2,783,499
385,955	Centex Home Equity Loan Trust 2004-B, 1M Libor + 2.33%	3.272	3/25/2034	11,852
2,203,895	Centex Home Equity Loan Trust 2004-C, 1M Libor + 2.10%	3.047	6/25/2034	396,134
4,049,717	Centex Home Equity Loan Trust 2004-C, 1M Libor + 1.73%	2.672	6/25/2034	3,202,091
467,517	Centex Home Equity Loan Trust 2004-D, 1M Libor + 1.03%	1.977	9/25/2034	467,669
9,622,645	Centex Home Equity Loan Trust 2005-D, 1M Libor + 1.20%	2.147	10/25/2035	6,762,325
17,000,000	Centex Home Equity Loan Trust 2006-A, 1M Libor + 0.37%	1.317	6/25/2036	9,840,217
3,300,000	ChaseFlex Trust Series 2007-2, 1M Libor + 0.44%	1.387	5/25/2037	1,921,672
861,950	CHL Mortgage Pass-Through Trust 2004-6 (A)	5.922	5/25/2034	739,134
81,751,747	CIT Mortgage Loan Trust 2007-1, 1M Libor + 1.75%, 144A	2.697	12/25/2021	14,112,211
14,454,834	CIT Mortgage Loan Trust 2007-1, 1M Libor + 1.75%, 144A	2.697	10/25/2037	2,487,028
1,282,878	Citigroup Mortgage Loan Trust 2005-3 (A)	4.691	8/25/2035	1,057,715
5,639,981	Citigroup Mortgage Loan Trust 2006-AMC1, 1M Libor + 0.29%	1.237	9/25/2036	3,568,876
3,000,000	Citigroup Mortgage Loan Trust 2006-HE2, 1M Libor + 0.38%	1.327	8/25/2036	1,589,959
9,419,558	Citigroup Mortgage Loan Trust 2006-NC1, 1M Libor + 0.29%	1.237	8/25/2036	6,342,710
4,506,661	Citigroup Mortgage Loan Trust 2006-WMC1, 1M Libor + 0.62%	1.562	12/25/2035	2,410,126
1,202,851	Citigroup Mortgage Loan Trust 2007-10, (A)	4.506	9/25/2037	936,283
6,389,019	Citigroup Mortgage Loan Trust 2007-AHL1, 1M Libor + 0.27%	1.217	12/25/2036	3,776,106
5,374,357	Citigroup Mortgage Loan Trust 2007-AMC4, 1M Libor + 0.30%	1.247	5/25/2037	3,263,030
1,507,219	Citigroup Mortgage Loan Trust 2007-WFHE1, 1M Libor + 0.36%	1.307	1/25/2037	884,084
8,981,867	Citigroup Mortgage Loan Trust 2007-WFHE2, 1M Libor + 0.65%	1.597	3/25/2037	5,396,410
2,301,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 4.50%	5.447	12/25/2033	1,912,685
2,000,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 1.12%	2.067	7/25/2035	1,512,994
6,302,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 0.28%	1.227	6/25/2037	3,311,423
1,437,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 2.50%	3.447	7/25/2037	771,240
1,014,072	Citigroup Mortgage Loan Trust Series 2004-OPT1 Asset Backed Pass-Through Cert, 1M Libor + 2.63%	3.572	10/25/2034	599,646
3,000,000	Connecticut Avenue Securities Trust 2019-R04, 1M Libor + 5.25%, 144A	6.197	6/25/2039	1,368,782
1,250,000	Connecticut Avenue Securities Trust 2019-R05, 1M Libor + 4.10%, 144A	5.047	7/25/2039	614,074
21,750,000	Connecticut Avenue Securities Trust 2019-R06, 1M Libor + 3.75%, 144A	4.697	9/25/2039	11,437,496
3,500,000	Connecticut Avenue Securities Trust 2020-R01, 1M Libor + 3.25%, 144A	4.197	1/25/2040	1,730,541
12,000,000	Connecticut Avenue Securities Trust 2020-R02, 1M Libor + 3.00%, 144A	3.947	1/25/2040	4,868,634
3,937,662	Conseco Finance Corp., (A)	7.240	11/15/2028	3,759,034
4,989,417	Conseco Finance Corp., (A)	6.980	9/1/2030	4,200,930
215,910	Countrywide Asset-Backed Certificates, 1M Libor + 5.63%, 144A	6.572	10/25/2032	200,177
330,294	Countrywide Asset-Backed Certificates, 1M Libor + 4.50%, 144A	5.447	11/25/2033	366,458
6,080,000	Countrywide Asset-Backed Certificates, 144A, (B)	5.000	11/25/2035	5,248,517
3,770,244	Countrywide Asset-Backed Certificates, 1M Libor + 1.15%	2.097	12/25/2035	1,330,277
5,403,972	Countrywide Asset-Backed Certificates, 1M Libor + 1.00%	1.947	1/25/2036	1,264,913
17,000,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.49%	1.437	4/25/2036	9,182,208
3,200,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.73%	1.677	4/25/2036	1,428,955
3,039,745	Countrywide Asset-Backed Certificates, 1M Libor + 0.39%	1.337	7/25/2036	1,126,650
6,833,009	Countrywide Asset-Backed Certificates, 1M Libor + 0.25%	1.197	6/25/2037	3,492,404
2,795,568	Countrywide Asset-Backed Certificates, 1M Libor + 0.34%	1.287	6/25/2037	1,013,366
25,713,352	Countrywide Asset-Backed Certificates, 1M Libor + 0.27%	1.217	11/25/2037	11,715,794
11,169,913	Countrywide Asset-Backed Certificates, 1M Libor + 0.23%	1.177	5/25/2047	4,547,400
26,959,495	Countrywide Asset-Backed Certificates, 1M Libor + 0.25%	1.197	6/25/2047	11,733,702
12,719,201	Countrywide Asset-Backed Certificates, 1M Libor + 0.26%	1.207	6/25/2047	5,974,582
2,026,242	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 1.50%	2.447	2/25/2032	1,666,943

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.9% (continued)
1,238,572	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 3.85%	4.797	4/25/2034	$386,771
1,809,256	Credit-Based Asset Servicing & Securitization LLC,1M Libor + 4.50%, 144A	5.447	3/25/2033	860,477
408,422	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 2.85%, 144A	4.205	10/25/2034	327,832
2,000,000	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.69%	1.637	7/25/2035	1,292,672
3,339,443	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.20%, 144A	2.147	7/25/2035	798,714
3,943,000	Credit-Based Asset Servicing & Securitization LLC, 1M Libor, 144A, (B)	6.000	9/25/2035	3,283,814
1,675,328	Credit-Based Asset Servicing & Securitization LLC, lM Libor + 0.44%	2.287	12/25/2035	555,158
3,718,622	Credit-Based Asset Servicing & Securitization LLC, 144A, (B)	7.250	3/25/2046	792,367
1,540,497	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24, (A)	4.332	10/25/2033	1,066,312
4,221,844	CWABS Asset-Backed Certificates Trust 2004-7, 1M Libor + 2.10%	3.047	10/25/2034	1,266,717
1,270,633	CWABS Asset-Backed Certificates Trust 2004-9, 1M Libor + 1.65%	2.597	11/25/2034	715,198
2,350,999	CWABS Asset-Backed Certificates Trust 2005-1, 1M Libor + 1.40%	2.347	7/25/2035	1,235,791
2,059,907	CWABS Asset-Backed Certificates Trust 2005-11, 1M Libor + 0.72%	1.667	2/25/2036	723,615
16,122,896	CWABS Asset-Backed Certificates Trust 2005-14, 1M Libor + 0.78%	1.727	4/25/2036	9,920,623
5,044,505	CWABS Asset-Backed Certificates Trust 2005-16, 1M Libor + 0.76%	1.707	5/25/2036	1,372,420
26,400,000	CWABS Asset-Backed Certificates Trust 2007-11, 1M Libor + 0.30%	1.247	6/25/2047	14,113,681
6,800,000	CWABS Asset-Backed Certificates Trust 2007-11, 1M Libor + 0.30%	1.247	6/25/2047	3,567,896
17,953,000	CWABS Asset-Backed Certificates Trust 2007-12, 1M Libor + 0.97%	1.917	8/25/2047	8,488,237
4,000,000	CWABS Asset-Backed Certificates Trust 2007-12, 1M Libor + 0.97%	1.917	8/25/2047	1,864,279
9,916,000	CWABS Asset-Backed Certificates Trust 2007-13, 1M Libor + 1.50%	2.447	10/25/2047	5,363,775
1,441,543	Delta Funding Home Equity Loan Trust 1999-1, (A)	6.800	3/15/2028	1,286,693
1,786,013	Delta Funding Home Equity Loan Trust 1999-2	7.370	8/15/2030	1,069,086
1,069,295	Delta Funding Home Equity Loan Trust 2000-3, (B)	8.390	11/15/2030	863,966
997,382	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2006-PR1, 1M Libor + 0.35%, 144A	1.055	4/15/2036	736,795
2,512,832	DSLA Mortgage Loan Trust 2004-AR1, 1M Libor + 1.13%	1.875	9/19/2044	1,503,014
10,779,038	Ellington Loan Acquisition Trust 2007-1, 1M Libor + 2.10%, 144A	3.047	5/25/2037	6,301,387
4,245,000	EMC Mortgage Loan Trust, 1M Libor + 3.38%, 144A	4.322	1/25/2041	2,720,264
11,385,344	Encore Credit Receivables Trust 2005-2, 1M Libor + 0.98%	1.922	11/25/2035	6,639,497
3,686,357	Encore Credit Receivables Trust 2005-3, 1M Libor + 1.76%	2.702	10/25/2035	2,270,056
6,708,033	Encore Credit Receivables Trust 2005-4, 1M Libor + 1.05%	1.997	1/25/2036	3,621,798
2,280,535	EquiFirst Mortgage Loan Trust 2004-2, 1M Libor + 5.10%	6.047	10/25/2034	1,504,703
1,782,268	EquiFirst Mortgage Loan Trust 2005-1, 1M Libor + 1.80%	2.747	4/25/2035	1,400,900
4,398,142	Equity One Mortgage Pass-Through Trust 2003-3 (A)	5.459	12/25/2033	3,071,742
12,200,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 5.50%	6.447	9/25/2029	7,744,387
1,878,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.65%	4.597	9/25/2029	1,370,830
2,445,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.45%	5.397	2/25/2030	1,406,959
3,310,760	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.50%	3.447	5/25/2030	2,896,923
20,000,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.00%	4.947	8/25/2030	10,683,674
8,500,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.50%	5.447	12/25/2030	4,660,849
9,850,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.10%	5.047	3/25/2031	5,127,709
5,250,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.75%	4.697	3/25/2031	2,654,094
1,920,568	FFMLT Trust 2004-FF3, 1M Libor + 2.40%	3.347	11/25/2034	1,407,775
7,054,782	FFMLT Trust 2005-FF2, 1M Libor + 1.05%	1.997	3/25/2035	4,179,767
2,376,683	FFMLT Trust 2005-FF11, 1M Libor + 0.93%	1.877	11/25/2035	1,572,014
1,724,282	Finance America Mortgage Loan Trust 2004-3, 1M Libor + 1.65%	2.597	11/25/2034	1,166,891
14,002,152	Finance of America Structured, 144A	2.000	3/25/2069	14,475,479
14,825,365	Finance of America Structured, 144A	2.000	11/25/2069	14,602,396
1,903,112	First Franklin Mortgage Loan Trust 2003-FF4, 1M Libor + 2.48%	3.422	10/25/2033	857,372
1,764,933	First Franklin Mortgage Loan Trust 2004-FF2, 1M Libor + 1.88%	2.822	3/25/2034	1,361,577
843,880	First Franklin Mortgage Loan Trust 2004-FF4, 1M Libor + 2.25%	3.197	6/25/2034	680,119
2,479,105	First Franklin Mortgage Loan Trust 2004-FF7, (B)	5.500	9/25/2034	1,785,122
4,722,752	First Franklin Mortgage Loan Trust 2004-FFH2, 1M Libor + 1.58%	2.522	6/25/2034	3,398,029
3,535,772	First Franklin Mortgage Loan Trust 2005-FF5, 1M Libor + 1.20%	2.147	5/25/2035	1,527,932
19,922,602	First Franklin Mortgage Loan Trust 2005-FF9, 1M Libor + 0.54%	1.487	10/25/2035	15,968,541
4,798,001	First Franklin Mortgage Loan Trust 2005-FFH2, 1M Libor + 1.05%, 144A	1.997	4/25/2035	3,113,442
10,873,000	First Franklin Mortgage Loan Trust 2006-FF1, 1M Libor + 0.46%	1.407	1/25/2036	7,183,760
11,766,147	First Franklin Mortgage Loan Trust 2006-FF4, 1M Libor + 0.36%	2.167	3/25/2036	7,670,856
3,860,000	First Franklin Mortgage Loan Trust 2006-FF5, 1M Libor + 0.27%	1.217	4/25/2036	1,923,374
2,004,836	First Franklin Mortgage Loan Trust 2006-FF7, 1M Libor + 0.25%	1.197	5/25/2036	563,551
4,693,339	First Franklin Mortgage Loan Trust 2006-FF9, 1M Libor + 0.25%	1.197	6/25/2036	1,790,326

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.9% (continued)
4,120,000	First Franklin Mortgage Loan Trust 2006-FF15, 1M Libor + 0.31%	1.257	11/25/2036	$2,401,191
2,000,000	Freddie Mac STACR REMIC Trust 2019-DNA2, 1M Libor + 10.50%, 144A **	11.447	3/25/2049	794,690
1,500,000	Freddie Mac STACR REMIC Trust 2019-DNA3, 1M Libor + 3.25%, 144A	4.197	7/25/2049	599,201
26,300,000	Freddie Mac STACR REMIC Trust 2020-DNA2, 1M Libor + 2.50%, 144A	3.447	2/25/2050	9,156,803
7,250,000	Freddie Mac STACR REMIC Trust 2020-HQA1, 1M Libor + 2.35%, 144A **	3.297	1/25/2050	2,532,508
1,100,000	Freddie Mac STACR REMIC Trust 2020-HQA1, 1M Libor + 5.10%, 144A **	6.047	1/25/2050	376,594
3,500,000	Freddie Mac STACR REMIC Trust 2020-HQA2, 1M Libor + 3.10%, 144A	3.911	3/25/2050	2,255,943
824,439	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M Libor + 2.80%	3.747	5/25/2028	816,446
3,085,111	Fremont Home Loan Trust 2004-4, 1M Libor + 1.50%	2.447	3/25/2035	1,078,332
1,524,417	Fremont Home Loan Trust 2004-4, 1M Libor + 1.43%	2.372	3/25/2035	850,145
375,966	Fremont Home Loan Trust 2004-4, 1M Libor + 0.92%	1.862	3/25/2035	224,399
967,503	Fremont Home Loan Trust 2004-D, 1M Libor + 0.95%	1.892	11/25/2034	882,442
6,059,793	Fremont Home Loan Trust 2005-1, 1M Libor + 1.80%	2.747	6/25/2035	904,613
12,370,598	Fremont Home Loan Trust 2005-2, 1M Libor + 0.98%	1.922	6/25/2035	5,943,581
5,974,206	Fremont Home Loan Trust 2005-A, 1M Libor + 1.05%	1.997	1/25/2035	2,736,870
4,011,417	Fremont Home Loan Trust 2005-C, 1M Libor + 0.99%	1.937	7/25/2035	707,508
8,968,833	GE-WMC Asset-Backed Pass Through Certificates Series 2005-1, 1M Libor + 0.69%	1.637	10/25/2035	6,009,978
2,205,627	GreenPoint Mortgage Funding Trust 2005-HY1, 1M Libor + 0.59%	1.537	7/25/2035	1,457,160
2,384,170	GreenPoint Mortgage Funding Trust Series 2006-AR4, 1M Libor + 0.32%	1.267	9/25/2046	1,363,447
4,921,981	GSAA Home Equity Trust 2004-8, 1M Libor + 1.73%	2.672	9/25/2034	3,803,112
4,115,571	GSAA Home Equity Trust 2004-11, 1M Libor + 1.43%	2.372	12/25/2034	2,891,294
1,643,349	GSAA Home Equity Trust 2005-5, 1M Libor + 2.55%	3.497	2/25/2035	999,861
4,830,733	GSAA Home Equity Trust 2005-8, 1M Libor + 0.52%	1.467	6/25/2035	3,017,473
9,491,436	GSAA Trust, 1M Libor + 0.77%	1.717	6/25/2035	5,049,777
19,167,502	GSAA Trust, 1M Libor + 0.57%	1.517	12/25/2035	11,633,264
685,935	GSAMP Trust 2004-NC2, 1M Libor + 3.38%, 144A	4.322	10/25/2034	361,650
4,345,399	GSAMP Trust 2005-AHL2, 1M Libor + 0.44%	1.387	12/25/2035	2,010,185
13,226,000	GSAMP Trust 2005-HE4, 1M Libor + 0.95%	1.892	7/25/2045	7,120,408
5,374,301	GSAMP Trust 2005-HE5, 1M Libor + 0.70%	1.647	11/25/2035	1,047,594
31,901,368	GSAMP Trust 2006-HE3, 1M Libor + 0.28%	1.227	5/25/2046	21,854,447
6,930,927	GSAMP Trust 2006-HE5, 1M Libor + 0.30%	1.247	8/25/2036	3,050,367
5,487,924	GSAMP Trust 2006-HE8, 1M Libor + 0.25%	1.197	1/25/2037	1,810,205
2,042,178	GSAMP Trust 2006-SD2, 1M Libor + 0.47%, 144A	1.417	5/25/2046	726,337
3,000,000	GSAMP Trust 2007-HSBC1, 1M Libor + 2.25%	3.197	2/25/2047	2,551,223
17,742	GSR Mortgage Loan Trust 2005-7F, 1M Libor + 0.50%	1.447	9/25/2035	16,170
1,884,690	GSRPM Mortgage Loan Trust 2003-1, 1M Libor +4.50%	5.447	1/25/2032	1,805,228
1,916,444	GSRPM Mortgage Loan Trust Series 2002-1, 1M Libor + 1.95%, 144A	2.897	11/25/2031	1,801,713
1,062,705	GSRPM Mortgage Loan Trust Series 2004-1, 1M Libor + 3.50%, 144A	4.447	9/25/2042	804,057
2,578,337	HarborView Mortgage Loan Trust 2005-15, 1M Libor + 0.37%	1.143	10/20/2045	1,751,072
1,462,411	HarborView Mortgage Loan Trust 2006-12, 1M Libor + 0.25%	1.000	1/19/2038	1,014,802
1,873,543	Home Equity Asset Trust, 1M Libor + 2.17%	3.117	2/25/2034	1,366,876
5,097,336	Home Equity Asset Trust, 1M Libor + 1.25%	2.192	5/25/2035	3,602,082
2,250,929	Home Equity Asset Trust 2005-6, 1M Libor + 0.71%	1.657	12/25/2035	2,190,229
11,714,194	Home Equity Asset Trust 2005-7, 1M Libor + 0.50%	1.447	1/25/2036	5,949,921
9,616,126	Home Equity Asset Trust 2005-8, 1M Libor + 0.47%	1.417	2/25/2036	7,150,738
8,707,970	Home Equity Asset Trust 2005-9, 1M Libor + 0.44%	1.387	4/25/2036	6,514,509
6,939,367	Home Equity Asset Trust 2006-1, 1M Libor + 0.62%	1.567	4/25/2036	4,734,310
9,000,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-A, 1M Libor + 1.95%	2.897	3/25/2035	6,485,256
6,475,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-B, 1M Libor + 1.80%	2.747	8/25/2035	3,672,831
11,200,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-C, 1M Libor + 0.61%	1.557	10/25/2035	4,532,692
16,360,906	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D, 1M Libor + 0.47%	1.417	3/25/2036	7,192,140
7,496,174	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-A, 1M Libor + 0.40%	1.347	3/25/2036	2,934,978
16,136,444	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-B, 1M Libor + 0.36%	1.307	6/25/2036	6,411,048
4,310,428	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-C, 1M Libor + 0.29%	1.237	8/25/2036	1,112,474
894,361	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-A, (A)	6.537	11/25/2030	878,631
11,551,359	HSI Asset Securitization Corp Trust 2005-OPT1, 1M Libor + 0.68%	1.622	11/25/2035	7,950,436
13,243,000	HSI Asset Securitization Corp Trust 2006-OPT1, 1M Libor + 0.54%	1.487	12/25/2035	6,438,714
532,786	Impac CMB Trust Series 2004-10, 1M Libor + 0.86%	1.802	3/25/2035	431,230
32,519	IndyMac INDX Mortgage Loan Trust 2004-AR6, (A)	4.102	10/25/2034	28,356
763,791	IXIS Real Estate Capital Trust 2005-HE2, 1M Libor + 1.04%	1.982	9/25/2035	330,825

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.9% (continued)
8,000,000	JP Morgan Mortgage Acquisition Corp 2005-FLD1, 1M Libor + 1.80%	2.747	7/25/2035	$6,022,240
6,765,473	JP Morgan Mortgage Acquisition Corp 2005-OPT1, 1M Libor + 1.07%	2.012	6/25/2035	4,047,578
10,000,000	JP Morgan Mortgage Acquisition Corp 2006-FRE1, 1M Libor + 0.43%	1.377	5/25/2035	3,687,439
12,759,465	JP Morgan Mortgage Acquisition Trust 2006-ACC1, 1M Libor + 0.32%	1.267	5/25/2036	5,592,450
5,219,368	JP Morgan Mortgage Acquisition Trust 2006-CH1, 1M Libor + 1.80%	2.747	7/25/2036	2,976,044
2,535,503	JP Morgan Mortgage Acquisition Trust 2006-CW1, 1M Libor + 0.30%	1.247	5/25/2036	1,596,481
10,415,426	JP Morgan Mortgage Acquisition Trust 2006-NC1, 1M Libor + 0.34%	1.287	4/25/2036	5,796,493
4,440,719	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.75%	1.697	1/25/2037	2,545,952
7,553,000	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.60%	1.547	1/25/2037	4,145,231
11,493,416	JP Morgan Mortgage Acquisition Trust 2007-CH3, 1M Libor + 0.37%	1.317	3/25/2037	5,977,222
16,788,000	JP Morgan Mortgage Acquisition Trust 2007-CH4, 1M Libor + 0.29%	1.237	5/25/2037	8,685,419
4,500,000	JP Morgan Mortgage Acquisition Trust 2007-CH5, 1M Libor + 0.28%	1.227	6/25/2037	2,545,943
3,774,279	JP Morgan Mortgage Acquisition Trust 2007-HE1, 1M Libor + 0.26%	1.207	3/25/2047	1,476,196
1,680,117	Long Beach Mortgage Loan Trust 2003-1, 1M Libor + 6.00%	6.947	3/25/2033	1,912,924
1,094,272	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.80%	2.747	9/25/2034	912,432
6,180,266	Long Beach Mortgage Loan Trust 2005-3, 1M Libor + 0.71%	1.652	8/25/2045	3,436,211
1,070,422	MAFI II Remic Trust 1998-A	6.000	2/20/2027	895,517
975,797	MASTR Adjustable Rate Mortgages Trust 2004-5, (A)	4.154	7/25/2034	668,890
805,817	MASTR Alternative Loan Trust 2002-2 (A)	7.120	10/25/2032	92,820
2,038,857	Mastr Asset Backed Securities Trust 2003-OPT2, 1M Libor + 5.78%	6.722	5/25/2033	1,477,406
448,228	Mastr Asset Backed Securities Trust 2004-OPT2, 1M Libor + 1.95%	2.897	9/25/2034	299,278
1,575,958	Mastr Asset Backed Securities Trust 2004-WMC3, 1M Libor + 1.80%	2.747	10/25/2034	1,562,274
404,508	Mastr Asset Backed Securities Trust 2005-NC1, 1M Libor + 2.30%	3.242	12/25/2034	506,839
6,491,135	Mastr Asset Backed Securities Trust 2006-AM3, 1M Libor + 0.26%	1.207	10/25/2036	2,917,626
3,716,296	Mastr Asset Backed Securities Trust 2007-HE1, 1M Libor + 0.30%	1.247	5/25/2037	1,502,000
901,537	Mastr Specialized Loan Trust, 1M Libor + 1.75%, 144A	4.177	7/25/2035	799,802
1,445,811	Mastr Specialized Loan Trust, 1M Libor + 1.25%, 144A	2.197	11/25/2035	623,415
6,417,843	Mastr Specialized Loan Trust, 1M Libor + 1.60%, 144A	2.547	1/25/2036	2,441,582
1,335,677	Meritage Mortgage Loan Trust 2004-2, 1M Libor + 1.73%	2.672	1/25/2035	756,884
5,683,467	Meritage Mortgage Loan Trust 2005-2, 1M Libor + 0.80%	1.742	11/25/2035	4,920,999
1,437,442	Merrill Lynch Mortgage Investors Trust 2002-AFC1, 1M Libor + 3.45%	4.397	9/25/2032	1,259,950
23,826	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A1, 12M Libor + 1.63%	3.162	12/25/2032	20,428
152,006	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2, 6M Libor + 1.50%	3.033	2/25/2033	131,502
991,927	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1, 1M Libor + 2.18%	3.122	7/25/2034	815,003
2,847,835	Merrill Lynch Mortgage Investors Trust Series 2004-OPT1, 1M Libor + 2.03%	2.972	6/25/2035	1,960,461
1,504,514	Merrill Lynch Mortgage Investors Trust Series 2004-WMC1, 1M Libor + 2.40%	3.347	10/25/2034	1,206,389
8,851,178	Merrill Lynch Mortgage Investors Trust Series 2005-WMC2, 1M Libor + 1.05%	1.997	4/25/2036	6,453,850
452,058	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-A, 1M Libor + 1.01%	1.952	3/25/2030	337,212
4,741,354	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1, (A)	3.637	2/25/2036	3,008,020
4,173,609	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 1M Libor + 1.88%	2.822	11/25/2034	2,514,063
1,278,108	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 1M Libor + 1.58%	2.522	11/25/2034	1,063,545
1,453,715	Morgan Stanley ABS Capital I Inc Trust 2004-WMC2, 1M Libor + 5.25%	6.197	7/25/2034	1,067,173
293,209	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.65%	2.597	1/25/2035	5,479
1,932,721	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.35%	2.297	1/25/2035	1,445,374
13,252,210	Morgan Stanley ABS Capital I Inc Trust 2005-HE4, 1M Libor + 0.89%	1.832	7/25/2035	8,715,335
1,895,314	Morgan Stanley ABS Capital I Inc Trust 2005-WMC2, 1M Libor + 0.98%	1.922	2/25/2035	971,861
4,481,659	Morgan Stanley ABS Capital I Inc Trust 2005-WMC3, 1M Libor + 1.07%	2.012	3/25/2035	2,238,227
5,811,084	Morgan Stanley ABS Capital I Inc Trust 2005-WMC5, 1M Libor + 1.80%	2.747	6/25/2035	1,356,939
1,721,338	Morgan Stanley ABS Capital I Inc Trust 2005-WMC6, 1M Libor + 1.07%	2.012	7/25/2035	176,578
10,455,309	Morgan Stanley ABS Capital I Inc Trust 2006-NC1, 1M Libor + 0.42%	1.367	12/25/2035	5,584,000
3,683,627	Morgan Stanley ABS Capital I Inc Trust 2006-WMC1, 1M Libor + 0.38%	1.327	12/25/2035	2,748,405
10,150,000	Morgan Stanley Capital I Inc Trust 2006-HE1, 1M Libor + 0.37%	1.317	1/25/2036	4,777,229
1,642,790	Morgan Stanley Dean Witter Capital I Inc Trust 2003-NC2, 1M Libor + 5.63%	6.572	2/25/2033	1,287,620
5,308,259	Morgan Stanley Home Equity Loan Trust 2005-2, 1M Libor + 1.07%	2.012	5/25/2035	2,995,349
123,708	Morgan Stanley Mortgage Loan Trust 2004-7AR, (A)	3.948	9/25/2034	109,438
1,500,000	Multifamily Connecticut Avenue Securities Trust 2019-01, 1M Libor + 5.50%, 144A	6.447	10/15/2049	1,222,973
6,000,000	Multifamily Connecticut Avenue Securities Trust 2019-01, 1M Libor + 3.25%, 144A	4.197	10/15/2049	4,268,343
6,106,512	Nationstar Home Equity Loan Trust 2007-A, 1M Libor + 0.37%	1.317	3/25/2037	3,104,735
5,816,103	Nationstar Home Equity Loan Trust 2007-B, 1M Libor + 0.47%	1.417	4/25/2037	2,588,609
1,668,605	New Century Home Equity Loan Trust, (A)	5.650	8/25/2034	1,284,023

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.9% (continued)
6,585,121	New Century Home Equity Loan Trust 2004-4, 1M Libor + 1.43%	2.372	2/25/2035	$3,064,818
3,676,315	New Century Home Equity Loan Trust 2006-2, 1M Libor + 0.31%	1.257	8/25/2036	1,699,631
199,652	New Century Home Equity Loan Trust Series 2003-5, 1M Libor + 0.80%	1.747	11/25/2033	161,815
33,580,213	New Century Home Equity Loan Trust Series 2005-B, 1M Libor + 0.49%	1.437	10/25/2035	20,564,591
16,154,061	New Century Home Equity Loan Trust Series 2005-C, 1M Libor + 0.45%	1.397	12/25/2035	9,695,086
10,390,000	New Century Home Equity Loan Trust Series 2005-D, 1M Libor + 0.47%	1.417	2/25/2036	6,126,374
16,625	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1	6.000	5/25/2033	16,289
16,827	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1	7.000	4/25/2033	17,718
4,750,000	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2005-HE1, 1M Libor + 1.08%	2.027	9/25/2035	2,811,153
21,428,312	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-HE3, 1M Libor + 0.30%	1.247	7/25/2036	8,967,582
1,268,932	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-WF1, 1M Libor + 0.37%	1.317	3/25/2036	915,049
3,126,335	NovaStar Mortgage Funding Trust Series 2003-1, 1M Libor + 3.00%	3.947	5/25/2033	2,222,912
10,000,000	NovaStar Mortgage Funding Trust Series 2004-4, 1M Libor + 2.55%	3.497	3/25/2035	7,270,879
15,003,564	NovaStar Mortgage Funding Trust Series 2007-2, 1M Libor + 0.30%	1.247	9/25/2037	8,523,079
5,912,031	Opteum Mortgage Acceptance Corp Asset Backed Pass-Through Certificates 2005-5, 1M Libor + 0.43%	1.377	12/25/2035	5,057,202
2,188,641	Option One Mortgage Loan Trust 2005-3, 1M Libor + 1.01%	1.952	8/25/2035	385,970
9,326,063	Option One Mortgage Loan Trust 2005-3, 1M Libor + 0.93%	1.877	8/25/2035	5,532,155
3,207,191	Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4, 1M Libor + 0.60%	1.547	11/25/2035	927,988
2,148,576	Option One Mortgage Loan Trust 2005-5 Asset-Backed Certificates Series 2005-5, 1M Libor + 0.58%	1.527	12/25/2035	826,397
43,750,000	Option One Mortgage Loan Trust 2006-1, 1M Libor + 0.38%	1.327	1/25/2036	23,911,812
11,866,760	Option One Mortgage Loan Trust 2007-CP1, 1M Libor + 0.30%	1.247	3/25/2037	4,492,611
382,721	Ownit Mortgage Loan Trust Series 2005-1, 1M Libor + 1.17%	2.117	9/25/2035	311,735
9,655,590	Ownit Mortgage Loan Trust Series 2005-4, 1M Libor + 0.55%	1.497	8/25/2036	7,321,558
2,601,224	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MCW, 1M Libor + 1.73%	2.672	10/25/2034	1,252,735
14,675,098	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MHQ, 1M Libor + 2.10%	3.047	12/25/2034	9,383,218
1,195,473	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WCW2, 1M Libor + 2.93%	3.872	10/25/2034	391,031
6,346,905	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WCW2, 1M Libor + 2.18%	3.122	10/25/2034	3,837,570
1,192,328	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WHQ2, 1M Libor + 2.63%	3.572	2/25/2035	575,283
7,333,569	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WHQ2, 1M Libor + 1.95%	2.897	2/25/2035	4,214,363
3,099,568	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WWF, 1M Libor + 2.03%	2.972	12/25/2034	1,986,913
2,310,000	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW, 1M Libor + 0.98%	1.922	7/25/2035	1,413,497
3,545,734	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW, 1M Libor + 1.02%	1.967	7/25/2035	1,065,912
21,403,619	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW3, 1M Libor + 0.64%	1.587	8/25/2035	11,831,746
7,421,537	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ1, 1M Libor + 1.88%	2.822	3/25/2035	3,594,141
2,805,387	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ3, 1M Libor + 1.80%	2.747	6/25/2035	1,971,624
15,369,026	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ4, 1M Libor + 0.61%	1.557	9/25/2035	7,829,994
3,287,162	Park Place Securities Inc Series 2005-WCW1, 1M Libor + 0.66%	1.607	9/25/2035	1,671,443
2,125,000	Popular ABS Mortgage Pass-Through Trust 2005-C, 1M Libor + 0.70%	1.647	11/25/2035	1,430,103
6,592,233	Popular ABS Mortgage Pass-Through Trust 2006-B, 1M Libor + 0.50%	1.447	5/25/2036	2,727,420
8,234,473	Popular ABS Mortgage Pass-Through Trust 2007-A, 1M Libor + 0.31%	1.257	6/25/2047	3,763,564
6,000,000	Quest Trust, 1M Libor + 3.53%, 144A	4.472	9/25/2034	4,571,240
5,425,444	RAAC Series 2006-RP2 Trust, 1M Libor + 1.25%, 144A	2.197	2/25/2037	2,616,916
4,638,000	RAAC Series 2006-RP4 Trust, 1M Libor + 2.00%, 144A	2.947	1/25/2046	3,268,012
1,753,087	RAAC Series 2007-SP1 Trust, 1M Libor + 1.00%	1.947	3/25/2037	1,065,857
16,093,921	RAAC Series 2007-SP3 Trust, 1M Libor + 2.25%	3.197	9/25/2047	7,732,990
2,203,227	RAMP Series 2005-EFC1 Trust, 1M Libor + 1.80%	2.747	5/25/2035	1,018,070
250,000	RAMP Series 2005-EFC3 Trust, 1M Libor + 1.12%	2.067	8/25/2035	178,843
11,363,000	RAMP Series 2005-EFC4 Trust, 1M Libor + 0.70%	1.647	9/25/2035	7,153,897
3,924,746	RAMP Series 2005-EFC6 Trust, 1M Libor + 0.95%	1.892	11/25/2035	1,669,654
2,805,858	RAMP Series 2005-RS1 Trust, 1M Libor + 1.20%	2.147	1/25/2035	2,239,764
3,079,713	RAMP Series 2005-RS8 Trust, 1M Libor + 0.60%	1.547	9/25/2035	1,768,820
7,970,214	RAMP Series 2006-EFC1 Trust, 1M Libor + 0.54%	1.487	2/25/2036	5,222,926
4,490,000	RAMP Series 2006-NC1 Trust, 1M Libor + 0.40%	1.347	1/25/2036	2,790,931
15,665,109	RAMP Series 2006-NC3 Trust, 1M Libor + 0.36%	1.307	3/25/2036	9,525,333
2,125,927	RAMP Series 2006-RS1 Trust, 1M Libor + 0.41%	1.357	1/25/2036	994,176
3,448,818	RAMP Series 2006-RS4 Trust, 1M Libor + 0.38%	1.327	7/25/2036	1,820,891
7,978,042	RAMP Series 2006-RZ3 Trust, 1M Libor + 0.38%	1.327	8/25/2036	5,110,817
14,489,353	RAMP Series 2006-RZ4 Trust, 1M Libor + 0.38%	1.327	10/25/2036	8,548,664
3,282,616	RASC Series 2004-KS6 Trust, 1M Libor + 1.77%	2.717	7/25/2034	2,083,824
14,338,088	RASC Series 2005-AHL3 Trust, 1M Libor + 0.44%	1.387	11/25/2035	6,714,061

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.9% (continued)
1,473,695	RASC Series 2005-EMX1 Trust, 1M Libor + 4.50%, 144A	5.447	3/25/2035	$1,016,500
2,794,035	RASC Series 2005-EMX3 Trust, 1M Libor + 0.72%	1.667	9/25/2035	1,633,614
1,294,233	RASC Series 2005-KS1 Trust, 1M Libor + 1.88%	2.822	2/25/2035	879,348
1,414,062	RASC Series 2005-KS6 Trust, 1M Libor + 2.55%	3.497	7/25/2035	934,840
2,457,938	RASC Series 2005-KS9 Trust, 1M Libor + 1.25%	2.197	10/25/2035	689,674
5,481,090	RASC Series 2005-KS12 Trust, 1M Libor + 0.67%	1.617	1/25/2036	3,037,562
2,650,606	RASC Series 2006-EMX1 Trust, 1M Libor + 0.47%	1.417	1/25/2036	1,063,549
8,945,627	RASC Series 2006-EMX2 Trust, 1M Libor + 0.42%	1.367	2/25/2036	4,781,876
8,705,008	RASC Series 2006-EMX3 Trust, 1M Libor + 0.33%	1.277	4/25/2036	5,228,801
8,414,446	RASC Series 2006-EMX4 Trust, 1M Libor + 0.28%	1.227	6/25/2036	5,158,714
7,334,991	RASC Series 2006-KS1 Trust, 1M Libor + 0.53%	1.477	2/25/2036	4,624,862
5,055,587	RASC Series 2006-KS2 Trust, 1M Libor + 0.50%	1.447	3/25/2036	2,476,160
8,915,613	RASC Series 2006-KS4 Trust, 1M Libor + 0.30%	1.247	6/25/2036	5,646,838
7,462,179	RASC Series 2006-KS8 Trust, 1M Libor + 0.29%	1.237	10/25/2036	4,518,325
16,074,000	RASC Series 2007-KS1 Trust, 1M Libor + 0.24%	1.187	1/25/2037	7,315,817
30,643,626	RASC Series 2007-KS2 Trust, 1M Libor + 0.26%	1.207	2/25/2037	18,829,140
552,848	Renaissance Home Equity Loan Trust 2003-2, (B)	4.538	8/25/2033	500,290
6,697,110	Renaissance Home Equity Loan Trust 2004-3, (B)	5.284	11/25/2034	5,722,538
13,363,529	Renaissance Home Equity Loan Trust 2005-1, (B)	5.405	5/25/2035	2,245,867
8,778,902	Renaissance Home Equity Loan Trust 2005-2, (B)	5.101	8/25/2035	2,379,352
188,235	RFMSI Series 2005-SA1 Trust, (A)	4.118	3/25/2035	146,365
231,759	SASCO Mortgage Loan Trust 2003-GEL1, 1M Libor + 4.50%	5.447	10/25/2033	166,381
2,309,753	Saxon Asset Securities Trust 2004-2, (B)	6.000	8/25/2035	1,501,200
2,149,653	Saxon Asset Securities Trust 2005-2, 1M Libor + 0.71%	1.652	10/25/2035	1,431,414
4,411,123	Saxon Asset Securities Trust 2005-4, 1M Libor + 0.62%	1.567	11/25/2037	1,619,420
11,467,359	Saxon Asset Securities Trust 2006-2, 1M Libor + 0.32%	1.267	9/25/2036	5,833,988
9,935,000	Saxon Asset Securities Trust 2006-2, 1M Libor + 0.30%	1.247	9/25/2036	5,946,540
4,251,245	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.90%	1.847	9/25/2047	1,680,926
36,690,000	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.80%	1.747	9/25/2047	18,940,115
21,892,000	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.80%	1.747	9/25/2047	10,973,088
10,935,000	Saxon Asset Securities Trust 2007-4,1M Libor + 3.00%, 144A	3.947	12/25/2037	4,025,096
559,408	Securitized Asset Backed Receivables LLC Trust 2005-OP1, 1M Libor + 1.83%	2.777	1/25/2035	507,869
7,651,602	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 1M Libor + 0.67%	1.617	10/25/2035	1,114,204
6,301,000	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 1M Libor + 0.64%	1.587	10/25/2035	3,785,122
3,000,000	Securitized Asset Backed Receivables LLC Trust 2006-OP1, 1M Libor + 1.20%	2.147	10/25/2035	1,331,492
928,397	Security National Mortgage Loan Trust 2005-1, 1M Libor + 0.40%,144A	1.347	2/25/2035	910,240
1,500,000	Security National Mortgage Loan Trust 2005-2, (A), 144A	7.838	2/25/2035	1,116,570
1,467,879	Sequoia Mortgage Trust 2004-10, 1M Libor + 0.75%	1.523	11/20/2034	1,140,323
17,102,122	Sequoia Mortgage Trust 2004-10 (A) **	0.601	11/20/2034	211,258
5,879,000	SG Mortgage Securities Trust 2005-OPT1, 1M Libor + 0.59%	1.537	10/25/2035	3,444,251
1,415,765	Soundview Home Loan Trust 2005-1, 1M Libor + 1.95%	2.897	4/25/2035	970,959
1,300,715	Soundview Home Loan Trust 2005-A, 1M Libor + 1.35%	2.297	4/25/2035	1,274,107
5,321,456	Soundview Home Loan Trust 2005-OPT1, 1M Libor + 1.05%	1.997	6/25/2035	1,517,279
4,542,879	Soundview Home Loan Trust 2005-OPT1, 1M Libor + 0.83%	1.772	6/25/2035	2,656,551
5,947,633	Soundview Home Loan Trust 2005-OPT2, 1M Libor + 1.13%	2.072	8/25/2035	1,585,204
8,802,000	Soundview Home Loan Trust 2005-OPT2, 1M Libor + 0.98%	1.922	8/25/2035	4,873,408
1,787,500	Soundview Home Loan Trust 2005-OPT3, 1M Libor + 0.68%	1.627	11/25/2035	693,410
6,530,697	Soundview Home Loan Trust 2005-OPT4, 1M Libor + 0.55%	1.497	12/25/2035	2,161,337
9,473,598	Soundview Home Loan Trust 2006-1, 1M Libor + 0.41%	1.357	2/25/2036	3,981,141
25,888,354	Soundview Home Loan Trust 2006-EQ1, 1M Libor + 0.25%	1.197	10/25/2036	16,721,858
49,723,825	Soundview Home Loan Trust 2006-OPT2, 1M Libor + 0.30%	1.247	5/25/2036	29,038,975
5,232,359	Soundview Home Loan Trust 2006-OPT3, 1M Libor + 0.31%	1.257	6/25/2036	3,185,728
7,666,013	Soundview Home Loan Trust 2006-OPT4, 1M Libor + 0.28%	1.227	6/25/2036	4,958,434
52,038,091	Soundview Home Loan Trust 2006-OPT5, 1M Libor + 0.25%	1.197	7/25/2036	22,292,962
2,590,678	Specialty Underwriting & Residential Finance Trust Series 2005-BC3, 1M Libor + 0.98%	1.922	6/25/2036	1,407,151
4,803,139	Specialty Underwriting & Residential Finance Trust Series 2006-AB1, 1M Libor + 0.59%	1.532	12/25/2036	3,340,135
8,500,000	STACR Trust 2018-HRP1, 1M Libor + 3.75%, 144A **	4.697	4/25/2043	5,316,982
10,000,000	STACR Trust 2018-HRP2, 1M Libor + 2.40%, 144A **	3.347	2/25/2047	8,699,625
4,000,000	STACR Trust 2018-HRP2, 1M Libor + 4.20%, 144A **	5.147	2/25/2047	1,911,143
2,400,000	STACR Trust 2018-HRP2, 1M Libor + 10.50%, 144A **	11.447	2/25/2047	1,327,925

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.9% (continued)
3,130,599	Structured Asset Investment Loan Trust 2004-BNC2, 1M Libor + 1.73%	2.672	12/25/2034	$1,941,779
12,490,479	Structured Asset Investment Loan Trust 2005-5, 1M Libor + 0.98%	1.922	6/25/2035	8,275,556
10,441,964	Structured Asset Investment Loan Trust 2005-6, 1M Libor + 0.98%	1.922	7/25/2035	6,420,754
9,218,156	Structured Asset Investment Loan Trust 2005-8, 1M Libor + 0.75%	1.697	10/25/2035	5,775,902
2,977,141	Structured Asset Investment Loan Trust 2005-HE2, 1M Libor + 0.78%	1.727	7/25/2035	1,860,939
214,038	Structured Asset Mortgage Investments II Trust 2004-AR5, (A)	3.277	10/19/2034	179,373
1,983,330	Structured Asset Mortgage Investments Trust 2002-AR4, 1M Libor + 0.83%	1.575	2/19/2033	1,456,378
2,453,031	Structured Asset Securities Corp 2005-NC1, 1M Libor + 1.30%	2.247	2/25/2035	1,523,890
1,628,177	Structured Asset Securities Corp 2005-RMS1, 1M Libor + 0.75%	1.697	2/25/2035	1,051,845
478,047	Structured Asset Securities Corp 2005-WF1, 1M Libor + 1.91%	2.852	2/25/2035	379,185
2,847,846	Structured Asset Securities Corp Mortgage Loan Trust 2005-NC2, 1M Libor + 1.05%	1.997	5/25/2035	1,714,097
1,876,560	Structured Asset Securities Corp Mortgage Loan Trust 2005-WF3, 1M Libor + 3.75%, 144A	4.697	7/25/2035	991,284
9,415,856	Structured Asset Securities Corp Mortgage Loan Trust 2006-W1, 1M Libor + 0.30%, 144A	1.247	8/25/2046	4,767,904
6,876,000	Structured Asset Securities Corp Mortgage Loan Trust 2006-WF1, 1M Libor + 0.95%	1.897	2/25/2036	3,412,773
3,000,000	Structured Asset Securities Corp Mortgage Loan Trust 2007-BC3, 1M Libor + 0.30%	1.247	5/25/2047	1,943,632
7,792,972	Terwin Mortgage Trust 2006-1, 1M Libor + 0.49%, 144A	1.437	1/25/2037	4,756,492
10,819,748	Terwin Mortgage Trust 2006-5, 1M Libor + 0.36%, 144A	1.307	7/25/2037	6,304,180
7,425,000	Terwin Mortgage Trust 2006-7, 1M Libor + 0.27%, 144A	1.217	7/25/2037	4,327,147
5,740,000	Terwin Mortgage Trust 2007-QHL1, 1M Libor + 1.50%, 144A	2.447	10/25/2038	4,284,590
2,983,910	Terwin Mortgage Trust Series TMTS 2005-6HE, 1M Libor + 1.20%	2.147	4/25/2036	2,443,033
573,687	Thornburg Mortgage Securities Trust 2004-2, 1M Libor + 1.00%	1.947	6/25/2044	411,208
757,000	Truman Capital Mortgage Loan Trust, 1M Libor + 3.50%, 144A	4.447	3/25/2037	622,239
198,877	WaMu Mortgage Pass-Through Certificates Series 2002-AR17 Trust, 1M Libor + 1.25%	2.234	11/25/2042	169,639
1,276,990	WaMu Mortgage Pass-Through Certificates Series 2003-AR10 Trust (A)	4.186	10/25/2033	1,098,158
2,330,738	Washington Mutural Asset-Backed Certificates WMABS Series 2006-HE1 Trust, 1M Libor + 0.36%	1.307	4/25/2036	828,238
6,992,861	Wells Fargo Home Equity Asset-Backed Securities 2005-4 Trust, 1M Libor + 0.45%	1.397	5/25/2036	3,632,116
10,301,689	Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust, 1M Libor + 0.35%	1.297	7/25/2036	6,084,638
10,501,734	Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, 1M Libor + 0.27%	1.217	1/25/2037	6,184,551
	TOTAL NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $1,968,575,281)			1,613,827,042

	REAL ESTATE INVESTMENT TRUSTS - 1.2%
532,924	American Homes 4 Rent			12,363,837
444,144	Invitation Homes, Inc.			9,491,357
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $23,049,557)			21,855,194

	TOTAL INVESTMENTS - 93.3% (Cost $1,996,303,209)			$1,637,492,273
	OTHER ASSETS LESS LIABILITIES - 6.7%			118,440,351
	TOTAL NET ASSETS - 100.0%			$1,755,932,624

**	Illiquid security. Total illiquid securities represents 1.36% of net assets as of March 31, 2020.

^	Fair Valued by the Board of Trustees in good faith using significant unobservable inputs.

(A)	Variable rate security.

(B)	STEP Coupon Bond.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At March 31, 2020, 144A securities amounted to $185,612,888 or 10.57% of net assets.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
PORTFOLIO OF INVESTMENTS
March 31, 2020

		Notional	Exercise
	Contracts	Amount	Price	Expiration	Value
PURCHASED CALL OPTIONS - 0.6%
S&P EMINI 3rd week	2	$280,000	$2,800	4/20/2020	$1,300
S&P EMINI 3rd week	79	12,758,500	3,230	4/20/2020	1,383
S&P EMINI 3rd week	19	3,277,500	3,450	4/20/2020	142
S&P EMINI 3rd week	19	3,306,000	3,480	4/20/2020	95
S&P EMINI 3rd week	30	4,275,000	2,850	5/18/2020	48,900
S&P EMINI 3rd week	88	14,520,000	3,300	5/18/2020	4,840
S&P 500 EMINI	25	3,312,500	2,650	5/1/2020	111,250
TOTAL PURCHASED CALL OPTIONS (Cost $208,850)					167,910

PURCHASED PUT OPTIONS - 0.3%
S&P EMINI 3rd week	87	8,700,000	2,000	4/20/2020	51,765
S&P EMINI 3rd week	30	2,925,000	1,950	5/18/2020	45,150
TOTAL PURCHASED PUT OPTIONS (Cost $190,125)					96,915

TOTAL PURCHASED OPTIONS (Cost $398,975)					264,825

Shares
SHORT-TERM INVESTMENTS - 37.8%
MONEY MARKET FUND - 6.9%
1,983,676	Fidelity Investments Money Market Funds - Government Portfolio - Class I, to yield 0.30% * #	1,983,676

Principal ($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT TREASURY OBLIGATIONS ^ - 30.9%
1,000,000	United States Treasury Bill #	0.000	4/23/2020	999,987
1,000,000	United States Treasury Bill #	0.000	5/21/2020	999,924
1,000,000	United States Treasury Bill	0.000	6/18/2020	999,821
1,400,000	United States Treasury Bill #	0.000	7/16/2020	1,399,716
1,000,000	United States Treasury Bill #	0.000	8/13/2020	999,748
1,300,000	United States Treasury Bill #	0.000	9/10/2020	1,299,392
1,900,000	United States Treasury Bill #	0.000	10/8/2020	1,899,170
250,000	United States Treasury Bill	0.000	11/5/2020	249,895
				8,847,653

	TOTAL SHORT- TERM INVESTMENTS (Cost $10,788,404)			10,831,329

	TOTAL INVESTMENTS - 38.7% (Cost $11,187,379)			$11,096,154
	OPTIONS WRITTEN - (1.1)% (Proceeds $616,997)			(302,398)
	OTHER ASSETS LESS LIABILITIES - 62.4%			17,884,736
	NET ASSETS - 100%			$28,678,492

^	Zero Coupon Bonds.

#	All or a portion of this investment is segregated as collateral for option contracts and future contracts.

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

		Notional	Exercise
	Contracts	Amount	Price	Expiration	Value
WRITTEN CALL OPTIONS - (0.8)%
S&P EMINI 3rd week	4	$600,000	3,000	4/20/2020	$310
S&P EMINI 3rd week	256	42,624,000	3,330	4/20/2020	2,560
S&P EMINI 3rd week	95	16,862,500	3,550	4/20/2020	475
S&P EMINI 3rd week	95	17,005,000	3,580	4/20/2020	475
S&P EMINI 3rd week	75	11,437,500	3,050	5/18/2020	17,063
S&P EMINI 3rd week	176	29,920,000	3,400	5/18/2020	6,600
S&P 500 EMINI	85	11,815,000	2,780	5/1/2020	142,800
S&P 500 EMINI	5	700,000	2,800	5/1/2020	6,950
S&P 500 EMINI	31	4,417,500	2,850	5/1/2020	25,575
S&P 500 EMINI	10	1,445,000	2,890	5/1/2020	5,200
TOTAL WRITTEN CALL OPTIONS (Proceeds $428,810)					208,008

WRITTEN PUT OPTIONS - (0.3)%
S&P EMINI 3rd week	29	3,335,000	2,300	4/20/2020	55,390
S&P EMINI 3rd week	60	5,100,000	1,700	5/18/2020	39,000
TOTAL WRITTEN PUT OPTIONS (Proceeds $188,187)					94,390

TOTAL WRITTEN OPTIONS (Proceeds $616,997)					302,398

				Unrealized
Open Long Future				Appreciation/
Contracts	Description	Expiration Date	Notional Amount	(Depreciation)
81	S&P 500 E-Mini Future	Jun-20	$10,407,285	$95,373
Net Unrealized Appreciation from Open Long Futures Contracts				$95,373

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund (GNXAX, GNXCX, GNXIX)
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares		Value
	COMMON STOCKS - 94.1%
	AEROSPACE & DEFENSE - 2.8%
12,000	Aerovironment, Inc.*	$731,520

	BIOTECHNOLOGY & PHARMACEUTICALS - 3.5%
40,000	Bioxcel Therapeutics, Inc. * ^	894,000

	ELECTRICAL EQUIPMENT - 20.0%
25,000	Allied Motion Technologies, Inc.	592,500
10,000	Ametek, Inc.	720,200
32,000	CyberOptics Corp. *	547,520
2,500	Keyence Corp.	806,586
10,000	Koh Young Technology, Inc.	637,450
10,000	Novanta, Inc. *	798,800
10,000	Renishaw PLC	392,321
4,500	Rockwell Automation, Inc.	679,095
		5,174,472
	HARDWARE - 4.1%
25,000	Autonomous Control Systems Laboratory Ltd. *	453,661
12,000	Nidec Corp.	623,260
		1,076,921
	HEALTHCARE FACILITIES & SERVICES - 2.4%
4,000	Teladoc Health, Inc. * ^	620,040

	MACHINERY - 28.3%
50,000	ATS Automation Tooling Systems, Inc. *	578,213
200,000	Balyo SA *	199,700
15,000	Daifuku Co Ltd.	951,785
5,000	FANUC Corp.	678,755
30,000	GEA Group AG	616,381
20,000	Harmonic Drive Systems, Inc.	875,365
5,000	Kardex AG	697,638
15,000	Omron Corp.	782,270
50,000	Sandvik AB	712,829
50,000	Scott Technology Ltd.	39,128
25,000	SFA Engineering Corp.	641,763
20,000	Yaskawa Electric Corp.	551,341
		7,325,168
	MEDICAL EQUIPMENT & DEVICES - 17.8%
100,000	Accuray, Inc. *	190,000
15,000	Globus Medical, Inc. *	637,950
2,000	Intuitive Surgical, Inc. * ^	990,420
100,000	Microbot Medical, Inc. * ^	555,000
15,000	Siemens Healthineers AG	593,256

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund (GNXAX, GNXCX, GNXIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Shares		Value
	MEDICAL EQUIPMENT & DEVICES (continued) - 17.8%
250,000	Stereotaxis, Inc. *	$755,000
3,000	Tecan Group AG	900,419
		4,622,045
	SEMICONDUCTORS - 7.6%
25,000	Brooks Automation, Inc. ^	762,500
40,000	Infineon Technologies AG	589,443
11,500	Teradyne, Inc. ^	622,955
		1,974,898
	SOFTWARE - 7.6%
40,000	Nuance Communications, Inc. *	671,200
10,000	Omnicell, Inc. * ^	655,800
5,000	Synopsys, Inc. *	643,950
		1,970,950

	TOTAL COMMON STOCKS (Cost $26,315,222)	24,390,014

	SHORT-TERM INVESTMENT
	INVESTMENT PURCHASED AS SECURITIES LENDING
	COLLATERAL - 5.6% ^^
1,451,280	Mount Vernon Liquid Assets Portfolio, to yield 0.91% - (Cost $1,451,280)	1,451,280
	TOTAL SHORT-TERM INVESTMENT	1,451,280

	TOTAL INVESTMENTS - 99.7% (Cost $27,766,502)	$25,841,294
	OTHER ASSETS LESS LIABILITIES - 0.3%	88,871
	NET ASSETS - 100%	$25,930,165

AG - Aktiengesellschaft

PLC - Public Limited Company

SA - Société Anonyme

*	Non-income producing security

^	All or a portion of this security is out on loan as of March 31, 2020. The total value of securities on loan as of March 31, 2020 is $1,372,034.

^^	This security was purchased with cash collateral held from securities on loan. The total value of such security as March 31, 2020 is $1,451,280.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares		Value
	COMMON STOCKS - 33.9%
	AUTOMOTIVE - 1.8%
10,500	Fiat Chrysler Automobiles NV	$75,717
7,958	General Motors Co.	165,367
12,637	Peugeot SA	168,679
10,800	Sumitomo Electric Industries Ltd.	113,848
500	Toyota Motor Corp.	30,110
		553,721
	BANKING - 0.6%
4,684	Citigroup, Inc.	197,290

	BIOTECHNOLOGY & PHARMACEUTICALS - 0.7%
565	Eli Lilly & Co.	78,377
887	Merck & Co, Inc.	68,246
467	Sanofi	41,065
600	Sawai Pharmaceutical Co. Ltd.	32,069
		219,757
	COMMERCIAL SERVICES - 0.2%
1,370	Compass Group PLC	21,472
400	Secom Co. Ltd.	33,251
		54,723
	CONSUMER PRODUCTS - 1.0%
808	Diageo PLC	25,914
491	Hershey Co.	65,058
152	L’Oreal SA	39,844
1,363	Mondelez International, Inc.	68,259
5,200	Nippon Suisan Kaisha Ltd.	23,024
706	Procter & Gamble Co.	77,660
		299,759
	DISTRIBUTORS - CONSUMER STAPLES - 0.3%
20,900	Marubeni Corp.	104,350

	DISTRIBUTORS - DISCRETIONARY - 0.6%
1,235	Bunzl PLC	24,953
3,400	Daiwabo Holdings Co. Ltd.	163,457
		188,410
	ELECTRICAL EQUIPMENT - 0.1%
800	Mitsubishi Heavy Industries Ltd.	20,249

	ENGINEERING & CONSTRUCTION SERVICES - 2.5%
4,726	Bouygues SA	138,559
1,239	Ferrovial SA	29,732
5,000	Kumagai Gumi Co. Ltd.	115,835
7,000	Nishimatsu Construction Co. Ltd.	134,287

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Shares		Value
	ENGINEERING & CONSTRUCTION SERVICES (continued) - 2.5%
14,200	Obayashi Corp.	$121,803
15,500	Shimizu Corp.	121,324
18,700	Tokyu Construction Co. Ltd.	98,562
		760,102
	GAMING, LODGING, & RESTAURANTS - 0.3%
358	McDonald’s Corp.	59,195
2,000	Skylark Holdings Co. Ltd.	29,679
		88,874
	HARDWARE - 3.1%
14,600	Konica Minolta, Inc.	59,371
5,667	Seagate Technology PLC	276,550
6,345	Western Digital Corp.	264,079
19,101	Xerox Holdings Corp.	361,773
		961,773
	HEALTH CARE FACILITIES & SERVICES - 1.0%
6,466	Cardinal Health, Inc.	309,980

	HOME & OFFICE PRODUCTS - 2.2%
12,000	Haseko Corp.	128,609
8,300	Iida Group Holdings Co. Ltd.	115,095
8,500	Sekisui House Ltd.	140,506
27,300	Sumitomo Mitsui Construction Co. Ltd.	120,625
1,950	Whirlpool Corp.	167,310
		672,145
	INSURANCE - 5.6%
37,277	Aegon NV	94,648
7,621	Assicurazioni Generali SpA	103,774
32,516	Aviva PLC	108,254
653	Cincinnati Financial Corp.	49,269
7,748	CNP Assurances	75,833
491	Hannover Rueck SE	70,576
5,004	Lincoln National Corp.	131,705
6,426	MetLife, Inc.	196,443
9,400	MS&AD Insurance Group Holdings, Inc.	263,397
12,894	Poste Italiane SpA	109,222
3,384	Prudential Financial, Inc.	176,442
3,608	Scor SE	79,494
466	Swiss Life Holding AG	158,649
700	Tokio Marine Holdings, Inc.	32,097
1,178	TRYG A/S	28,979
97	Zurich Insurance Group AG	34,427
		1,713,209

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Shares		Value
	IRON & STEEL - 2.3%
6,516	Anglo American PLC	$114,438
5,100	Hanwa Co Ltd.	79,461
8,800	Mitsui & Co. Ltd.	122,559
7,800	Nippon Steel & Sumitomo Metal Corp.	66,862
5,072	Nucor Corp.	182,693
2,876	Rio Tinto PLC	132,605
		698,618
	LEISURE PRODUCTS - 0.1%
200	Shimano, Inc.	28,605

	MEDICAL EQUIPMENT & DEVICES - 0.1%
1,469	Smith & Nephew PLC	26,129

	OIL, GAS, & COAL - 3.9%
23,170	BP PLC	98,888
2,392	Chevron Corp.	173,324
9,682	Eni SpA	97,949
6,967	Equinor ASA	87,013
15,000	Itochu Corp.	311,588
2,891	Phillips 66	155,102
9,471	Repsol SA	86,587
5,186	Royal Dutch Shell PLC	87,440
2,978	Total SA	115,641
		1,213,532
	PASSENGER TRANSPORTATION - 2.1%
200	Central Japan Railway Co.	32,087
10,890	Delta Air Lines, Inc.	310,692
20,482	International Consolidated Airlines Group SA	54,628
800	Keihan Holdings Co. Ltd.	35,570
600	Keio Corp.	35,515
1,800	Keisei Electric Railway Co, Ltd.	52,022
800	Kintetsu Group Holdings Co, Ltd.	37,053
1,200	Nagoya Railroad Co. Ltd.	33,681
1,100	Tobu Railway Co. Ltd.	38,414
400	West Japan Railway Company	27,404
		657,066
	REAL ESTATE - 2.7%
711	American Tower Corp.	154,820
365	AvalonBay Communities, Inc.	53,717
538	Crown Castle International Corp.	77,687
816	Deutsche Wohnen AG	31,078
880	Equity Residential	54,305
649	Extra Space Storage, Inc.	62,148

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Shares		Value
	REAL ESTATE (continued) - 2.7%
2,350	Healthpeak Properties, Inc.	$56,048
585	Mid-America Apartment Communities, Inc.	60,273
265	PSP Swiss Property AG	33,058
1,001	Realty Income Corp.	49,910
306	SBA Communications Corp.	82,611
1,604	TAG Immobilien AG	31,750
1,612	UDR, Inc.	58,902
1,310	Warehouses De Pauw	37,617
		843,924
	RECREATION FACILITIES & SERVICES - 0.1%
200	Oriental Land Co. Ltd.	25,603

	RETAIL - CONSUMER STAPLES - 0.9%
553	Colruyt SA	29,896
1,526	Koninklijke Ahold Delhaize NV	35,640
4,672	Walgreens Boots Alliance, Inc.	213,744
		279,280
	RETAIL - DISCRETIONARY - 0.4%
11,376	Gap, Inc.	80,087
663	Genuine Parts Co.	44,640
		124,727
	SPECIALTY FINANCE - 0.9%
17,984	Synchrony Financial	289,363

	TECHNOLOGY SERVICES - 0.4%
800	NEC Corp.	29,234
928	Paychex, Inc.	58,390
618	Wolters Kluwer NV	43,521
		131,145

	TOTAL COMMON STOCKS (Cost $14,529,297)	10,462,334

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 19.8%
	GOVERNMENT - 19.7%
70,233	iShares 1-3 Year Treasury Bond ETF	$6,087,094

	INFLATION PROTECTED - 0.1%
470	Schwab US TIPS ETF	27,030

	MUNICIPALS - 0.0%
34	iShares National Muni Bond ETF	3,842

	TOTAL EXCHANGE TRADED FUNDS (Cost $6,102,568)	6,117,966

	TOTAL INVESTMENTS - 53.7% (Cost $20,631,865)	$16,580,300
	OTHER ASSETS LESS LIABILITIES - 46.3%	14,266,788
	NET ASSETS - 100%	$30,847,088

*	Non-Income Producing Security

AG - Aktiengesellschaft

A/S - Anonim Sirketi

ASA - Allmennaksjeselskap

ETF - Exchange Traded Fund

NV - Naamloze Vennootschap PLC - Public Limited Company

SA - Société Anonyme

SE - Societas Europaea

SpA - Societa per Azioni

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

				Unrealized
Open Long Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
21	90 Day Euro$ Future	Jun-20	$5,222,438	$48,112
17	90 Day Euro$ Future	Sep-20	4,234,913	39,737
18	90 Day Euro$ Future	Dec-20	4,484,700	50,850
13	90 Day Euro$ Future	Mar-21	3,240,738	638
21	90 Day Sterling Future	Jun-20	3,240,550	3,820
21	90 Day Sterling Future	Sep-20	3,243,479	5,093
20	90 Day Sterling Future	Dec-20	3,089,028	10,080
20	90 Day Sterling Future	Mar-21	3,090,268	(558)
26	Bankers Acceptance Future	Jun-20	4,536,779	35,076
28	Bankers Acceptance Future	Sep-20	4,889,943	59,782
29	Bankers Acceptance Future	Dec-20	5,063,820	71,752
18	Bankers Acceptance Future	Mar-21	3,142,744	825
39	CAN 10YR Bond Future	Jun-20	4,031,658	186,509
11	CHF Currency Future	Jun-20	1,432,338	7,262
16	Euro Bund Future	Jun-20	3,028,588	(41,443)
7	Gold 100 oz +	Jun-20	1,117,620	13,370
3	Gold 100 oz +	Aug-20	478,980	34,030
13	Live Cattle Future +	Aug-20	486,720	(75,630)
22	Long Gilt Future	Jun-20	3,715,116	57,793
37	Sugar #11 +	Jul-20	435,120	(122,640)
31	US 10YR NOTE (CBT)	Jun-20	4,299,328	228,157
22	Wheat Future +	May-20	625,625	12,288
18	Wheat Future +	Jul-20	506,250	31,262
Net Unrealized Appreciation from Open Long Futures Contracts				$656,165

+	All of this investment is a holding of the ACSSF Fund Limited.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

				Unrealized
Open Short Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
(41)	AUD/USD Currency Future	Jun-20	$(2,518,630)	$139,954
(38)	BP Currency Future	Jun-20	(2,958,300)	27,569
(36)	C$ Currency Future	Jun-20	(2,557,620)	33,953
(4)	CHF Currency Future	Jun-20	(520,850)	14,525
(18)	Copper Future +	Jul-20	(1,005,075)	164,488
(61)	Corn Future +	May-20	(1,039,288)	125,912
(40)	EURO FX Currency Future	Jun-20	(5,524,750)	145,237
(18)	Gasoline RBOB +	Jun-20	(498,204)	221,063
(13)	Gasoline RBOB +	Sep-20	(436,090)	(29,455)
(1)	JPY 10YR Bond Future	Jun-20	(1,413,274)	—
(54)	Japan Yen Currency Future	Jun-20	(6,290,663)	154,585
(28)	Live Cattle Future +	Jun-20	(1,031,240)	(19,720)
(62)	Natural Gas Future +	Jun-20	(1,088,720)	155,950
(22)	Natural Gas Future +	Sep-20	(441,320)	2,200
(1)	Norwegian Krone Currency Future	Jun-20	(192,400)	15,400
(18)	NY Harbor Future +	Jun-20	(769,306)	491,358
(10)	NY Harbor Future +	Sep-20	(465,402)	188,110
(25)	Soybean Future +	May-20	(1,107,500)	18,875
(37)	Sugar #11 (World) Future +	May-20	(431,805)	27,731
(25)	WTI Crude Future +	Jun-20	(612,750)	686,790
(15)	WTI Crude Future +	Sep-20	(466,800)	(83,410)
Net Unrealized Appreciation from Open Short Futures Contracts				$2,481,115

Net Unrealized Appreciation from Open Futures Contracts				$3,137,280

+	All of this investment is a holding of the ACSSF Fund Limited.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund (LYFAX, LYFCX, LYFIX)
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares		Value
	COMMON STOCKS - 65.3%
	BIOTECHNOLOGY & PHARMACEUTICALS - 57.5%
600	Abbvie, Inc.	$45,714
745	Alexion Pharmaceuticals, Inc.*	66,894
155	Biogen, Inc. *	49,039
1,200	Biohaven Pharmaceutical Holding Co, Ltd.*	40,836
375	BioMarin Pharmaceutical, Inc. *	31,687
775	Bristol-Myers Squibb Co.	43,198
3,400	Coherus Biosciences, Inc.*	55,148
3,400	Collegium Pharmaceutical, Inc. *	55,522
3,250	Exelixis, Inc.*	55,965
100	Forty Seven, Inc. *	9,542
425	Gilead Sciences, Inc.	31,773
200	GlaxoSmithKline PLC	7,578
620	GW Pharmaceuticals PLC - ADR*	54,293
1,950	Horizon Therapeutics PLC *	57,759
1,000	Immunovant, Inc. *	15,565
750	Incyte Corp. *	54,923
400	Iovance Biotherapeutics, Inc.*	11,974
50	Johnson & Johnson	6,557
1,025	Merck & Co., Inc.	78,863
395	Neurocrine Biosciences, Inc. *	34,187
200	Pfizer Inc	6,528
100	Regenxbio, Inc. *	3,238
2,550	Takeda Pharmaceutical Co. Ltd.	38,709
10	Vertex Pharmaceuticals, Inc. *	2,380
100	Zoetis, Inc.	11,769
2,050	Zogenix, Inc. *	50,697
		920,338
	HEALTH CARE FACILITIES & SERVICES - 3.3%
35	Anthem, Inc.	7,946
275	Centene Corp. *	16,338
95	Cigna Corp.	16,832
45	UnitedHealth Group, Inc.	11,222
		52,338
	MEDICAL EQUIPMENT & DEVICES - 4.5%
69	Bio-Rad Laboratories, Inc. *	24,189
500	Exact Sciences Corp. *	29,000
325	Inspire Medical Systems, Inc. *	19,591
		72,780

	TOTAL COMMON STOCKS (Cost $1,021,956)	1,045,456

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund (LYFAX, LYFCX, LYFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Shares		Value
	SHORT-TERM INVESTMENT - 9.9%
	MONEY MARKET FUND - 9.9%
159,060	Fidelity Investments Money Market Fund, Government Portfolio, Institituional Class to yield 0.30%^ (Cost $159,060)	$159,060

	TOTAL INVESTMENTS - 75.2% (Cost $1,181,016)	$1,204,516
	OTHER ASSETS LESS LIABILITIES - 24.8%	396,286
	NET ASSETS - 100%	$1,600,802

*	Non-income producing security

^	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

ADR - American Depository Receipt

PLC - Public Limited Company

See accompanying notes to consolidated financial statements.

AlphaCentric Energy Income Fund (AEIAX, AEICX, AEIIX)
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares		Value
	COMMON STOCKS - 70.6%
	RENEWABLE ENERGY INFRASTRUCTURE & UTILITIES - 48.5%
1,600	Acciona, S.A.	$170,908
17,600	Algonquin Power & Utilities Corp.	235,840
15,100	Atlantica Yield plc	336,730
33	Brookfield Infrastructure Corporation *	1,085
7,800	Clearway Energy, Inc.	146,640
24,100	E.ON SE	249,655
80,800	EDP - Energias de Portugal, S.A.	324,310
2,000	EDP Renovaveis, S.A .	24,096
39,900	Enel SpA	277,523
5,200	ERG SpA	93,060
25,142	Iberdrola, S.A.	247,842
11,400	Innergex Renewable Energy Inc.	153,378
7,200	NextEra Energy Partners, LP	309,600
1,025	NextEra Energy, Inc.	246,635
15,900	Northland Power Inc.	313,789
1,900	Orsted AS	186,178
29,100	Pinnacle Renewable Energy Inc.	127,371
20,600	Scatec Solar ASA	259,143
1,000	Sempra Energy	112,990
14,000	SSE plc	226,539
14,900	TerraForm Power, Inc.	234,973
9,500	TransAlta Corporation	49,123
26,700	TransAlta Renewables Inc.	278,940
2,500	Xcel Energy Inc.	150,750
		4,757,098
	MIDSTREAM INFRASTRUCTURE - 21.4%
6,700	AltaGas Ltd.	60,017
11,500	Archrock, Inc.	43,240
1,100	Cheniere Energy, Inc. *	36,850
10,900	Enbridge Inc.	317,081
4,300	Gibson Energy, Inc.	49,092
5,000	Hess Midstream LP	50,800
3,600	Keyera Corp.	33,083
13,000	Kinder Morgan, Inc.	180,960
8,800	ONEOK, Inc.	191,928
4,700	Pembina Pipeline Corporation	88,407
26,000	Plains GP Holdings, L.P.	145,860
19,400	Targa Resources Corp.	134,054
7,050	TC Energy Corporation	312,315
32,200	The Williams Companies, Inc.	455,630
		2,099,317

	OTHER ENERGY - 0.7%
1,300	Phillips 66	69,745

	TOTAL COMMON STOCKS (Cost $9,502,447)	6,926,160

See accompanying notes to consolidated financial statements.

AlphaCentric Energy Income Fund (AEIAX, AEICX, AEIIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 5.5%
	MIDSTREAM INFRASTRUCTURE - 5.5%
215,000	DCP Midstream, LP (A)	7.375	Perpetual	$86,375
125,000	Energy Transfer Operating, L.P. (A)	7.125	Perpetual	75,385
250,000	EnLink Midstream Partners, LP (A)	6.000	Perpetual	57,500
160,000	EQM Midstream Partners, LP	6.500	Perpetual	88,552
250,000	MPLX LP (A)	6.875	Perpetual	152,623
145,000	Plains All American Pipeline, L.P. (A)	6.125	Perpetual	72,753
	TOTAL CORPORATE BONDS (Cost $1,030,146)			533,188

	PARTNERSHIP UNITS - 16.2%
Shares	MIDSTREAM INFRASTRUCTURE - 10.8%

2,500	Cheniere Energy Partners, L.P.			67,525
30,100	Energy Transfer LP			138,460
20,900	Enterprise Products Partners L.P.			298,870
7,200	Global Partners LP			63,504
6,100	Magellan Midstream Partners, L.P.			222,589
16,500	MPLX LP			191,730
1,600	Phillips 66 Partners LP			58,288
1,600	Shell Midstream Partners, L.P.			15,968
				1,056,934
	RENEWABLE ENERGY INFRASTRUCTURE & UTILITIES - 5.4%
300	Brookfield Infrastructure Partners L.P.			10,791
9,000	Brookfield Renewable Partners L.P.			382,410
5,300	Enviva Partners, LP			141,616
				534,817

	TOTAL PARTNERSHIP UNITS (Cost $2,529,401)			1,591,751

	TOTAL INVESTMENTS - 92.3% (Cost $13,061,994)			$9,051,099
	OTHER ASSETS LESS LIABILITIES - 7.7%			756,301
	TOTAL NET ASSETS - 100.0%			$9,807,400

*	Non-income producing security.

AS - Aksjeselskap

ASA - Allmennaksjeselskap

LP - Limited Partnership

PLC - Public Limited Company

SA - Société Anonyme

SE - Societas Europaea

SpA - Società per Azioni

(A)	Variable rate security.

Perpetual - Perpetual Corporate Bonds are fixed income instruments without defined maturity dates.

See accompanying notes to consolidated financial statements.

AlphaCentric Energy Income Fund (AEIAX, AEICX, AEIIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

As of March 31, 2020, AlphaCentric Energy Income Fund had the following open forward foreign currency exchange contracts:

	Amount to be	Fund is		Fund is		Unrealized Appreciation/
Settlement Date	Purchased	Receiving	Amount to be Sold	Delivering	Counterparty	(Depreciation)
6/30/2020	$172,362	USD	$(175,330)	DKK	Bannockburn	$(2,968)
6/30/2020	1,615,674	USD	(1,643,104)	EUR	Bannockburn	(27,430)
6/30/2020	387,553	USD	(345,507)	NOK	Bannockburn	42,046
6/30/2020	1,485,269	USD	(1,386,744)	CAD	Bannockburn	98,525
6/30/2020	303,030	USD	(288,834)	GBP	Bannockburn	14,196
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						$124,369

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund (MUNAX, MUNCX, MUNIX)
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares				Value
	CLOSED END FUNDS - 49.9%
	MUNI HIGH YIELD - 15.9%
4,265	MFS High Income Municipal Trust			$20,003
4,670	MFS High Yield Municipal Trust			19,707
1,865	Nuveen Municipal High Income Opportunity Fund			23,219
				62,929
	MUNI NATIONAL LONG - 34.0%
1,750	Blackrock Long-Term Municipal Advantage Trust			19,635
1,490	Blackrock Municipal Income Trust II			19,921
2,220	Bny Mellon Strategic Municipals Inc			16,539
1,173	Mainstay Mackay Defined Term Municipal Opp Fund			22,557
3,000	Pimco Municipal Income Fund Il			37,950
1,488	Putnam Municipal Opportunities Trust			17,752
				134,354

	TOTAL CLOSED END FUNDS (Cost $197,007)			197,283

Principal Amount ($)		Coupon Rate (%)	Maturity
	MUNICIPAL BONDS - 37.3%
25,000	Capital Trust Agency Inc	5.000	7/1/2053	20,525
25,000	Missouri State Health & Educational Facilities Authority	5.000	2/1/2046	25,517
25,000	Puerto Rico Electric Power Authority	5.250	7/1/2030	25,612
25,000	Puerto Rico Highway & Transportation Authority	5.250	7/1/2033	25,364
25,000	South Carolina Jobs-Economic Development Authority	5.000	11/15/2054	22,716
30,000	Wisconsin Health & Educational Facilities Authority	4.000	7/1/2048	27,922
	TOTAL MUNICIPAL BONDS (Cost $167,537)			147,656

	TOTAL INVESTMENTS - 87.2% (Cost - $364,544)			$344,939
	OTHER ASSETS LESS LIABILITIES - 12.8%			50,529
	TOTAL NET ASSETS - 100.0%			$395,468

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2020

							AlphaCentric
			AlphaCentric		AlphaCentric		Symmetry Strategy
	AlphaCentric Income		Premium		Robotics and		Fund
	Opportunities Fund		Opportunity Fund		Automation Fund		(Consolidated)
ASSETS
Investment securities:
Investments, at cost	$1,996,303,209		$11,187,379		$27,766,502		$20,631,865
Investments, at value (including collateral for loaned securities)	$1,637,492,273		$11,096,154		$25,841,294		$16,580,300
Cash & Cash Equivalents	119,676,985		17,291,932		950,119		2,077,517
Deposits with broker for futures and swaps	—		286,165		—		153,363
Foreign Currency held at broker for futures and swaps (Cost $252,744)	—		—		—		262,431
Receivable for securities sold	72,500		—		597,592		8,572,334
Receivable for Fund shares sold	21,812,849		247,900		23,309		—
Dividends and interest receivable	1,779,582		8,447		78,096		161,594
Unrealized appreciation on open futures contracts	—		95,373		—		3,510,136
Prepaid expenses and other assets	323,752		6,029		31,011		4,308
TOTAL ASSETS	1,781,157,941		29,032,000		27,521,421		31,321,983

LIABILITIES
Payable upon return of securities loaned	—		—		1,451,280		—
Payable for investments purchased	17,629,748		—		95,701		9,650
Unrealized depreciation on open futures contracts	—		—		—		372,856
Options Written (Proceeds $616,997)	—		302,398		—		—
Payable for Fund shares repurchased	3,338,695		—		3,366		—
Management fees payable	3,478,914		20,590		15,960		59,355
Distribution (12b-1) fees payable	286,498		—		—		73
Fees payable to other related parties	73,380		1,276		1,108		1,579
Administration fees payable	183,153		5,245		3,009		11,682
Accrued Trustees fees and expenses	2,213		1,565		1,622		991
Accrued expenses and other liabilities	232,716		22,434		19,210		18,709
TOTAL LIABILITIES	25,225,317		353,508		1,591,256		474,895
NET ASSETS	$1,755,932,624		$28,678,492		$25,930,165		$30,847,088

Composition of Net Assets:
Paid in capital	$2,776,811,223		$28,458,205		$32,509,945		$37,320,194
Accumulated income (loss)	(1,020,878,599)		220,287		(6,579,780)		(6,473,106)
NET ASSETS	$1,755,932,624		$28,678,492		$25,930,165		$30,847,088

Net Asset Value Per Share:
Class A Shares (IOFAX, HMXAX, GNXAX, SYMAX):
Net Assets	$152,646,427		$1,721,989		$4,710,576		$865
Shares of beneficial interest outstanding (a)	18,720,238		74,466		489,064		89
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.15	(d)	$23.12		$9.63		$9.75	*
Maximum offering price per share	$8.56	(c)	$24.54	(b)	$10.22	(b)	$10.34	(b)*

Class C Shares (IOFCX, HMXCX, GNXCX, SYMCX):
Net Assets	$87,724,458		$164,439		$827,896		$864
Shares of beneficial interest outstanding (a)	10,798,928		7,252		87,817		89
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$8.12	(d)	$22.68	*	$9.43		$9.75	*

Class I Shares (IOFIX, HMXIX, GNXIX, SYMIX):
Net Assets	$1,515,561,739		$26,792,064		$20,391,693		$30,845,359
Shares of beneficial interest outstanding (a)	185,657,927		1,141,880		2,100,620		3,164,307
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$8.16	(d)	$23.46		$9.71		$9.75

*	NAV may not recalculate due to rounding of shares

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The Net Asset Value (“NAV”) and offering price shown above differs from the traded NAV on March 31, 2020 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2020

	AlphaCentric		AlphaCentric		AlphaCentric
	LifeSci Healthcare		Energy Income		Municipal
	Fund		Fund		Opportunities Fund
ASSETS
Investment securities:
Investments, at cost	$1,181,016		$13,061,994		$364,544
Investments, at value	$1,204,516		$9,051,099		$344,939
Cash & Cash Equivalents	354,833		736,243		80,481
Foreign currency (Cost $1,345)	—		1,277		—
Receivable for securities sold	45,390		11,447		71,470
Receivable for Fund shares sold	—		—		932
Dividends and interest receivable	2,114		36,898		1,953
Amount due from Manager	10,944		2,532		1,024
Prepaid expenses and other assets	8,935		4,412		4,768
Unrealized appreciation on forward foreign currency exchange contracts	—		154,767		—
TOTAL ASSETS	1,626,732		9,998,675		505,567

LIABILITIES
Payable for investments purchased	—		24,350		79,938
Unrealized depreciation on forward foreign currency exchange contracts	—		30,398		—
Payable for Fund shares repurchased	—		100,013		—
Distribution (12b-1) fees payable	—		18		310
Fees payable to other related parties	464		1,082		464
Administration fees payable	2,133		1,580		2,778
Accrued Trustees fees and expenses	1,196		2,349		2,549
Accrued expenses and other liabilities	22,137		31,485		24,060
TOTAL LIABILITIES	25,930		191,275		110,099
NET ASSETS	$1,600,802		$9,807,400		$395,468

Composition of Net Assets:
Paid in capital	$1,671,293		$13,977,796		$472,145
Accumulated loss	(70,491)		(4,170,396)		(76,677)
NET ASSETS	$1,600,802		$9,807,400		$395,468

Net Asset Value Per Share:
Class A Shares (LYFAX,AEIAX,MUNAX):
Net Assets	$10		$21,996		$12,051
Shares of beneficial interest outstanding (a)	1		3,135		1,205
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.55	*	$7.02		$10.00
Maximum offering price per share	$10.13	(b)*	$7.44	(b)	$10.50	(c)

Class C Shares (LYFCX,AEICX,MUNCX):
Net Assets	$10		$701		$10
Shares of beneficial interest outstanding (a)	1		100		1
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$9.55	*	$7.01		$10.03	*

Class I Shares (LYFIX,AEIIX,MUNIX):
Net Assets	$1,600,782		$9,784,703		$383,407
Shares of beneficial interest outstanding (a)	167,662		1,393,921		38,242
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$9.55		$7.02		$10.03

*	NAV may not recalculate due to rounding of shares

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS
For the Year and Period Ended March 31, 2020

	AlphaCentric	AlphaCentric	AlphaCentric	AlphaCentric
	Income	Premium	Robotics and	Symmetry Strategy
	Opportunities	Opportunity	Automation	Fund
	Fund	Fund	Fund	(Consolidated)*
INVESTMENT INCOME
Dividends (ARAF and ASSF: Net tax witholding of $21,344 and $31,482, respectively)	$344,522	$—	$201,731	$941,745
Interest	183,841,524	209,835	38,868	200,626
Securities lending income	—	—	31,173	—
TOTAL INVESTMENT INCOME	184,186,046	209,835	271,772	1,142,371

EXPENSES
Management fees	51,130,151	188,851	359,808	678,494
Distribution (12b-1) fees:
Class A	922,808	3,699	12,516	2
Class C	1,263,674	639	10,080	7
Shareholder servicing fees	2,736,542	9,824	26,444	1,940
Administrative fees	1,354,363	28,377	33,689	35,379
MFund service fees	888,760	8,251	12,249	13,678
Registration fees	211,375	23,759	40,539	3,241
Printing and postage expenses	185,556	1,211	8,798	14,730
Line of Credit fees	144,751	—	—	—
Custodian fees	127,779	3,564	13,953	22,003
Insurance expense	100,547	315	1,003	988
Compliance officer fees	88,397	8,803	14,252	9,395
Audit fees	39,883	13,538	16,046	18,263
Legal fees	35,192	13,037	14,161	62,422
Trustees fees and expenses	9,483	10,830	10,980	6,865
Broker expense	—	7,212	—	2,256
Other expenses	115,110	3,096	3,096	3,933
TOTAL EXPENSES	59,354,371	325,006	577,614	873,596

Less: Fees waived by the Manager	(6,274,855)	(97,612)	(151,923)	(101,437)
NET EXPENSES	53,079,516	227,394	425,691	772,159

NET INVESTMENT INCOME (LOSS)	131,106,530	(17,559)	(153,919)	370,212

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	(584,910,650)	(823,352)	(2,525,494)	(6,022,575)
Investments, Securities sold short	—	192,780	—	—
Distributions of capital gains from underlying investment companies	—	—	—	2,965
Foreign Currencies Translation	—	—	(15,847)	(63,365)
Futures Contracts	—	1,607,219	—	(153,874)
Swap Contracts	—	—	—	(88,466)
Options Written	—	819,681	—	—
	(584,910,650)	1,796,328	(2,541,341)	(6,325,315)
Net change in unrealized appreciation (depreciation) on:
Investments	(501,466,701)	101,359	(2,325,100)	(2,100,958)
Investments, Securities sold short	—	(54,668)	—	—
Foreign Currencies Translation	—	—	(163)	(16,393)
Futures Contracts	—	95,923	—	1,050,441
Options Written	—	83,804	—	—
Swap Contracts	—	—	—	13,685
	(501,466,701)	226,418	(2,325,263)	(1,053,225)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(1,086,377,351)	2,022,746	(4,866,604)	(7,378,540)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(955,270,821)	$2,005,187	$(5,020,523)	$(7,008,328)

*	AlphaCentric Symmetry Strategy Fund commenced operations as a series of Mutual Fund Series Trust on August 8, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS (Continued)
For the Period Ended March 31, 2020

	AlphaCentric	AlphaCentric	AlphaCentric
	LifeSci Healthcare	Energy Income	Municipal
	Fund *	Fund **	Opportunities Fund **
INVESTMENT INCOME
Dividends (ALHF and AEIF: Net tax witholding of $106 and $5,966, respectively. AEIF: Net of return of capital of $42,230)	$1,575	$93,196	$1,247
Interest	1,783	31,435	1,447
TOTAL INVESTMENT INCOME	3,358	124,631	2,694

EXPENSES
Management fees	3,528	38,657	1,940
Distribution (12b-1) fees:
Class A	—	16	310
Class C	—	2	—
Legal fees	23,912	14,563	7,363
Audit fees	13,171	13,352	13,352
Compliance officer fees	4,734	3,551	3,550
Printing and postage expenses	4,693	7,418	2,918
Administrative fees	4,598	3,734	4,420
Trustees fees and expenses	3,946	5,099	5,299
Custodian fees	2,672	6,373	1,973
MFund service fees	1,757	2,466	1,307
Registration fees	1,676	1,257	1,257
Insurance expense	976	989	989
Shareholder servicing fees	164	336	1,736
Other expenses	3,415	3,461	3,461
TOTAL EXPENSES	69,242	101,274	49,875

Less: Fees waived/reimbursed by the Manager	(65,191)	(54,786)	(47,126)
NET EXPENSES	4,051	46,488	2,749

NET INVESTMENT INCOME (LOSS)	(693)	78,143	(55)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	(93,298)	(218,580)	(47,437)
Foreign Currency Exchange Contracts	—	3,382	—
Futures Contracts	—	—	(4,360)
Swap Contracts	—	—	(5,220)
	(93,298)	(215,198)	(57,017)
Net change in unrealized appreciation (depreciation) on:
Investments	23,500	(4,010,895)	(19,605)
Foreign Currency Exchange Contracts	—	124,210	—
	23,500	(3,886,685)	(19,605)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(69,798)	(4,101,883)	(76,622)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(70,491)	$(4,023,740)	$(76,677)

*	AlphaCentric LifeSci Healthcare Fund commenced operations as a series of Mutual Fund Series Trust on November 29, 2019.

**	AlphaCentric Energy Income Fund and AlphaCentric Municipal Opportunities Fund commenced operations as a series of Mutual Fund Series Trust on December 31, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
FROM OPERATIONS
Net investment income	$131,106,530	$111,849,427
Net realized loss from investments	(584,910,650)	(54,260,116)
Net change in unrealized appreciation (depreciation) on investments	(501,466,701)	61,797,651
Net increase (decrease) in net assets resulting from operations	(955,270,821)	119,386,962

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A (IOFAX)	(2,154,592)	(616,256)
Class C (IOFCX)	(808,806)	(181,620)
Class I (IOFIX)	(21,012,001)	(3,982,054)
Total distributions paid:
Class A (IOFAX)	(14,061,120)	(15,611,416)
Class C (IOFCX)	(4,022,243)	(3,020,613)
Class I (IOFIX)	(116,548,452)	(94,531,533)
Total distributions to shareholders	(158,607,214)	(117,943,492)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (IOFAX)	233,440,493	244,266,206
Class C (IOFCX)	84,498,190	51,192,212
Class I (IOFIX)	2,509,885,768	1,818,168,485
Net asset value of shares issued in reinvestment of distributions:
Class A (IOFAX)	14,858,561	14,860,019
Class C (IOFCX)	4,345,772	2,884,456
Class I (IOFIX)	108,641,385	75,867,098
Payments for shares repurchased:
Class A (IOFAX)	(315,317,600)	(218,408,404)
Class C (IOFCX)	(48,928,117)	(12,480,449)
Class I (IOFIX)	(2,323,942,464)	(1,078,239,707)
Net increase in net assets from shares of beneficial interest	267,481,988	898,109,916

TOTAL INCREASE (DECREASE) IN NET ASSETS	(846,396,047)	899,553,386

NET ASSETS
Beginning of Year	2,602,328,671	1,702,775,285
End of Year	$1,755,932,624	$2,602,328,671

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
SHARE ACTIVITY
Class A (IOFAX):
Shares Sold	18,756,415	19,827,288
Shares Reinvested	1,193,376	1,211,637
Shares Repurchased	(28,458,367)	(17,822,858)
Net increase (decrease) in shares of beneficial interest outstanding	(8,508,576)	3,216,067

Class C (IOFCX):
Shares Sold	6,749,293	4,174,714
Shares Reinvested	357,059	236,015
Shares Repurchased	(4,369,407)	(1,019,262)
Net increase in shares of beneficial interest outstanding	2,736,945	3,391,467

Class I (IOFIX):
Shares Sold	208,556,833	147,598,053
Shares Reinvested	8,792,378	6,176,663
Shares Repurchased	(208,046,252)	(87,830,097)
Net increase in shares of beneficial interest outstanding	9,302,959	65,944,619

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
FROM OPERATIONS
Net investment loss	$(17,559)	$(35,488)
Net realized gain from investments, options contracts, foreign currency translations, shorts and futures	1,796,328	1,278,643
Net change in unrealized appreciation (depreciation) on investments, options contracts, foreign currency translations, shorts and futures	226,418	(47,022)
Net increase in net assets resulting from operations	2,005,187	1,196,133

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (HMXAX)	1,286,383	86,734
Class C (HMXCX)	142,850	—
Class I (HMXIX)	21,611,661	2,280,096
Payments for shares repurchased:
Class A (HMXAX)	(1,446,484)	(1,852,370)
Class C (HMXCX)	(63,726)	(145,878)
Class I (HMXIX)	(3,390,985)	(5,728,476)
Net increase (decrease) in net assets from shares of beneficial interest	18,139,699	(5,359,894)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,144,886	(4,163,761)

NET ASSETS
Beginning of Year	8,533,606	12,697,367
End of Year	$28,678,492	$8,533,606

SHARE ACTIVITY
Class A (HMXAX):
Shares Sold	63,967	5,114
Shares Repurchased	(75,280)	(108,322)
Net decrease in shares of beneficial interest outstanding	(11,313)	(103,208)

Class C (HMXCX):
Shares Sold	7,252	—
Shares Repurchased	(3,398)	(8,492)
Net increase (decrease) in shares of beneficial interest outstanding	3,854	(8,492)

Class I (HMXIX):
Shares Sold	942,843	130,096
Shares Repurchased	(163,689)	(341,816)
Net increase (decrease) in shares of beneficial interest outstanding	779,154	(211,720)

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
FROM OPERATIONS
Net investment loss	$(153,919)	$(156,206)
Net realized loss from investments and foreign currency translations	(2,541,341)	(2,043,161)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,325,263)	487,861
Net decrease in net assets resulting from operations	(5,020,523)	(1,711,506)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (GNXAX)	—	(157,765)
Class C (GNXCX)	—	(19,136)
Class I (GNXIX)	—	(473,016)
Total distributions to shareholders	—	(649,917)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (GNXAX)	3,069,276	2,311,290
Class C (GNXCX)	509,617	748,600
Class I (GNXIX)	16,703,267	11,681,232
Net asset value of shares issued in reinvestment of distributions:
Class A (GNXAX)	—	156,412
Class C (GNXCX)	—	17,136
Class I (GNXIX)	—	428,413
Payments for shares repurchased:
Class A (GNXAX)	(1,867,413)	(10,273,742)
Class C (GNXCX)	(281,714)	(169,783)
Class I (GNXIX)	(10,367,613)	(7,299,324)
Net increase (decrease) in net assets from shares of beneficial interest	7,765,420	(2,399,766)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,744,897	(4,761,189)

NET ASSETS
Beginning of Year	23,185,268	27,946,457
End of Year	$25,930,165	$23,185,268

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
SHARE ACTIVITY
Class A (GNXAX):
Shares Sold	267,854	194,696
Shares Reinvested	—	16,125
Shares Repurchased	(167,063)	(876,521)
Net increase (decrease) in shares of beneficial interest outstanding	100,791	(665,700)

Class C (GNXCX):
Shares Sold	45,166	64,980
Shares Reinvested	—	1,787
Shares Repurchased	(25,213)	(15,968)
Net increase in shares of beneficial interest outstanding	19,953	50,799

Class I (GNXIX):
Shares Sold	1,495,757	1,000,672
Shares Reinvested	—	43,940
Shares Repurchased	(954,585)	(646,356)
Net increase in shares of beneficial interest outstanding	541,172	398,256

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31, 2020 *
FROM OPERATIONS
Net investment income	$370,212
Net realized loss from investments, futures, swaps and foreign currencies translation	(6,328,280)
Distributions of capital gains from underlying investment companies	2,965
Net change in unrealized depreciation on investments	(1,053,225)
Net decrease in net assets resulting from operations	(7,008,328)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (SYMAX)	(22)
Class C (SYMCX)	(18)
Class I (SYMIX)	(1,483,923)
Total distributions to shareholders	(1,483,963)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (SYMAX)	1,000
Class C (SYMCX)	1,000
Class I (SYMIX)	63,287,733
Net asset value of shares issued in reinvestment of distributions:
Class I (SYMIX)	1,478,066
Payments for shares repurchased:
Class I (SYMIX)	(25,428,420)
Net increase in net assets from shares of beneficial interest	39,339,379

TOTAL INCREASE IN NET ASSETS	30,847,088

NET ASSETS
Beginning of Period	—
End of Period	$30,847,088

SHARE ACTIVITY
Class A (SYMAX):
Shares Sold	89
Net increase in shares of beneficial interest outstanding	89

Class C (SYMCX):
Shares Sold	89
Net increase in shares of beneficial interest outstanding	89

Class I (SYMIX):
Shares Sold	5,613,608
Shares Reinvested	134,370
Shares Repurchased	(2,583,671)
Net increase in shares of beneficial interest outstanding	3,164,307

*	AlphaCentric Symmetry Strategy Fund Class A, Class C and Class I commenced operations on August 8, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31, 2020 *
FROM OPERATIONS
Net investment loss	$(693)
Net realized loss from investments	(93,298)
Net change in unrealized appreciation on investments	23,500
Net decrease in net assets resulting from operations	(70,491)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (LYFAX)	10
Class C (LYFCX)	10
Class I (LYFIX)	1,706,273
Payments for shares repurchased:
Class I (LYFIX)	(35,000)
Net increase in net assets from shares of beneficial interest	1,671,293

TOTAL INCREASE IN NET ASSETS	1,600,802

NET ASSETS
Beginning of Period	—
End of Period	$1,600,802

SHARE ACTIVITY
Class A (LYFAX):
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

Class C (LYFCX):
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

Class I (LYFIX):
Shares Sold	171,373
Shares Repurchased	(3,711)
Net increase in shares of beneficial interest outstanding	167,662

*	AlphaCentric LifeSci Healthcare Fund Class A, Class C and Class I commenced operations on November 29, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric Energy Income Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31, 2020 *
FROM OPERATIONS
Net investment income	$78,143
Net realized loss from investments and foreign currency exchange contracts	(215,198)
Net change in unrealized depreciation on investments and foreign currency exchange contracts	(3,886,685)
Net decrease in net assets resulting from operations	(4,023,740)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (AEIAX)	(310)
Class C (AEICX)	(10)
Class I (AEIIX)	(146,336)
Total distributions to shareholders	(146,656)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (AEIAX)	31,000
Class C (AEICX)	1,000
Class I (AEIIX)	14,048,093
Net asset value of shares issued in reinvestment of distributions:
Class A (AEIAX)	301
Class I (AEIIX)	36,492
Payments for shares repurchased:
Class I (AEIIX)	(139,090)
Net increase in net assets from shares of beneficial interest	13,977,796

TOTAL INCREASE IN NET ASSETS	9,807,400

NET ASSETS
Beginning of Period	—
End of Period	$9,807,400

SHARE ACTIVITY
Class A (AEIAX):
Shares Sold	3,100
Shares Reinvested	35
Net increase in shares of beneficial interest outstanding	3,135

Class C (AEICX):
Shares Sold	100
Net increase in shares of beneficial interest outstanding	100

Class I (AEIIX):
Shares Sold	1,408,841
Shares Reinvested	4,261
Shares Repurchased	(19,181)
Net increase in shares of beneficial interest outstanding	1,393,921

*	AlphaCentric Energy Income Fund Class A, Class C and Class I commenced operations on December 31, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31, 2020 *
FROM OPERATIONS
Net investment loss	$(55)
Net realized loss from investments, futures and swaps	(57,017)
Net change in unrealized depreciation on investments	(19,605)
Net decrease in net assets resulting from operations	(76,677)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (MUNAX)	5,066,357
Class C (MUNCX)	10
Class I (MUNIX)	383,726
Payments for shares repurchased:
Class A (MUNAX)	(4,977,948)
Net increase in net assets from shares of beneficial interest	472,145

TOTAL INCREASE IN NET ASSETS	395,468

NET ASSETS
Beginning of Period	—
End of Period	$395,468

SHARE ACTIVITY
Class A (MUNAX):
Shares Sold	505,532
Shares Repurchased	(504,327)
Net increase in shares of beneficial interest outstanding	1,205

Class C (MUNCX):
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

Class I (MUNIX):
Shares Sold	38,242
Net increase in shares of beneficial interest outstanding	38,242

*	AlphaCentric Municipal Opportunities Fund Class A, Class C and Class I commenced operations on December 31, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	March 31,		March 31,		March 31,		March 31,	March 31,
Class A (IOFAX)	2020		2019		2018		2017	2016 (1)
Net asset value, beginning of period	$12.28		$12.23		$11.46		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.46		0.56		0.58		0.50	0.39
Net realized and unrealized gain (loss) on investments	(4.02)		0.08		0.76		0.78	0.69	(8)
Total from investment operations	(3.56)		0.64		1.34		1.28	1.08
Less distributions from:
Net investment income	(0.48)		(0.57)		(0.57)		(0.53)	(0.35)
Return of capital	(0.09)		(0.02)		—		(0.01)	(0.01)
Total distributions	(0.57)		(0.59)		(0.57)		(0.54)	(0.36)
Paid-in-Capital From Redemption Fees	—		—		—		0.00 (9)	—
Net asset value, end of period	$8.15		$12.28		$12.23		$11.46	$10.72
Total return (3)	(30.45)%		5.31%		11.91%		12.22%	10.82	% (6)
Net assets, at end of period (000s)	$152,646		$334,481		$293,712		$109,712	$27,654
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.93	% (12)	1.92	% (11)	1.97	% (10)	2.08%	2.26%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.75	% (12)	1.75	% (11)	1.77	% (10)	1.74%	1.74%
Ratio of net investment income to average net assets (5)(7)	3.67%		4.56%		4.79%		4.39%	4.35%
Portfolio Turnover Rate	54%		33%		31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class A shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(9)	Less than $0.01

(10)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	March 31,		March 31,		March 31,		March 31,	March 31,
Class C (IOFCX)	2020		2019		2018		2017	2016 (1)
Net asset value, beginning of period	$12.24		$12.20		$11.43		$10.71	$10.00
Activity from investment operations:
Net investment income (2)	0.37		0.47		0.49		0.39	0.34
Net realized and unrealized gain (loss) on investments	(4.01)		0.07		0.77		0.81	0.68	(8)
Total from investment operations	(3.64)		0.54		1.26		1.20	1.02
Less distributions from:
Net investment income	(0.41)		(0.48)		(0.49)		(0.47)	(0.30)
Return of capital	(0.07)		(0.02)		—		(0.01)	(0.01)
Total distributions	(0.48)		(0.50)		(0.49)		(0.48)	(0.31)
Paid-in-Capital From Redemption Fees	—		—		—		0.00 (9)	—
Net asset value, end of period	$8.12		$12.24		$12.20		$11.43	$10.71
Total return (3)	(30.98)%		4.50%		11.17	% (10)	11.36%	10.19	% (6)
Net assets, at end of period (000s)	$87,724		$98,682		$56,959		$18,574	$1,118
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.68	% (13)	2.68	% (12)	2.72	% (11)	2.83%	3.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.50	% (13)	2.50	% (12)	2.52	% (11)	2.49%	2.49%
Ratio of net investment income to average net assets (5)(7)	2.95%		3.80%		4.05%		3.42%	3.78%
Portfolio Turnover Rate	54%		33%		31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class C shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(9)	Less than $0.01

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(13)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	March 31,		March 31,		March 31,		March 31,	March 31,
Class I (IOFIX)	2020		2019		2018		2017	2016 (1)
Net asset value, beginning of period	$12.30		$12.25		$11.47		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.50		0.59		0.62		0.52	0.43
Net realized and unrealized gain (loss) on investments	(4.03)		0.08		0.76		0.80	0.67	(8)
Total from investment operations	(3.53)		0.67		1.38		1.32	1.10
Less distributions from:
Net investment income	(0.52)		(0.60)		(0.60)		(0.56)	(0.37)
Return of capital	(0.09)		(0.02)				(0.01)	(0.01)
Total distributions	(0.61)		(0.62)		(0.60)		(0.57)	(0.38)
Paid-in-Capital From Redemption Fees	—		—		—		0.00 (9)	—
Net asset value, end of period	$8.16		$12.30		$12.25		$11.47	$10.72
Total return (3)	(30.29)%		5.56%		12.25	% (10)	12.56%	11.00	% (6)
Net assets, at end of period (000s)	$1,515,562		$2,169,166		$1,352,105		$374,895	$73,073
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.68	% (13)	1.68	% (12)	1.72	% (11)	1.83%	2.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.50	% (13)	1.50	% (12)	1.52	% (11)	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)	3.91%		4.80%		5.06%		4.56%	4.85%
Portfolio Turnover Rate	54%		33%		31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class I shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(9)	Less than $0.01

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(13)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,		March 31,
Class A (HMXAX)	2020		2019		2018		2017 (1)
Net asset value, beginning of period	$18.70		$16.26		$18.54		$18.06
Activity from investment operations:
Net investment loss (2)	(0.06)		(0.10)		(0.28)		(0.21)
Net realized and unrealized gain (loss) on investments	4.48		2.54		(1.44)		0.72	(8)
Total from investment operations	4.42		2.44		(1.72)		0.51
Less distributions from:
Net realized gains	—		—		(0.56)		(0.03)
Total distributions	—		—		(0.56)		(0.03)
Net asset value, end of period	$23.12		$18.70		$16.26		$18.54
Total return (3)	23.64%		15.01%		(9.68	)% (9)(10)	2.82	% (6)
Net assets, at end of period (000s)	$1,722		$1,604		$3,073		$1,906
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.19	% (14)	3.47	% (13)	3.07	% (12)	4.32	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.33	% (14)	2.32	% (13)	2.60	% (12)	2.60	% (11)
Ratio of net investment loss to average net assets (5)	(0.31	)% (14)	(0.61	)% (13)	(1.54	)% (12)	(2.27	)% (11)
Portfolio Turnover Rate (7)	0%		54%		0%		0	% (6)

(1)	AlphaCentric Premium Opportunity Fund Class A commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.22% for the A shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.90)% for the A shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.36% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.08% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(14)	Includes 0.09% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,		March 31,
Class C (HMXCX)	2020		2019		2018		2017 (1)
Net asset value, beginning of period	$18.38		$16.10		$18.49		$18.06
Activity from investment operations:
Net investment loss (2)	(0.25)		(0.23)		(0.42)		(0.31)
Net realized and unrealized gain (loss) on investments	4.55		2.51		(1.41)		0.77	(8)
Total from investment operations	4.30		2.28		(1.83)		0.46
Less distributions from:
Net realized gains	—		—		(0.56)		(0.03)
Total distributions	—		—		(0.56)		(0.03)
Net asset value, end of period	$22.68		$18.38		$16.10		$18.49
Total return (3)	23.40%		14.16%		(10.30	)% (9)(10)	2.54	% (6)
Net assets, at end of period (000s)	$164		$62		$191		$75
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.94	% (14)	4.23	% (13)	3.80	% (12)	5.07	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	3.04	% (14)	3.06	% (13)	3.34	% (12)	3.35	% (11)
Ratio of net investment loss to average net assets (5)	(1.23	)% (14)	(1.37	)% (13)	(2.29	)% (12)	(3.02	)% (11)
Portfolio Turnover Rate (7)	0%		54%		0%		0	% (6)

(1)	AlphaCentric Premium Opportunity Fund Class C commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.22% for the C shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (10.52)% for the C shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.35% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.07% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(14)	Includes 0.05% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,		March 31,
Class I (HMXIX)	2020		2019		2018		2017 (1)
Net asset value, beginning of period	$18.93		$16.42		$18.57		$18.06
Activity from investment operations:
Net investment loss (2)	(0.03)		(0.05)		(0.28)		(0.19)
Net realized and unrealized gain (loss) on investments	4.56		2.56		(1.31)		0.73	(8)
Total from investment operations	4.53		2.51		(1.59)		0.54
Less distributions from:
Net realized gains	—		—		(0.56)		(0.03)
Total distributions	—		—		(0.56)		(0.03)
Net asset value, end of period	$23.46		$18.93		$16.42		$18.57
Total return (3)	23.93%		15.29%		(8.94	)% (9)(10)	2.98	% (6)
Net assets, at end of period (000s)	$26,792		$6,867		$9,433		$10,512
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.94	% (14)	3.20	% (13)	2.90	% (12)	4.07	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.05	% (14)	2.09	% (13)	2.46	% (12)	2.35	% (11)
Ratio of net investment loss to average net assets (5)	(0.13	)% (14)	(0.32	)% (13)	(1.48	)% (12)	(2.02	)% (11)
Portfolio Turnover Rate (7)	0%		54%		0%		0	% (6)

(1)	AlphaCentric Premium Opportunity Fund Class I commenced operations on August 31, 2011 and does not include performance prior to September 30, 2016 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.28% for the I shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.22)% for the I shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.47% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.10% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(14)	Includes 0.06% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended		Period Ended
	March 31,	March 31,		March 31,
Class A (GNXAX)	2020	2019		2018 (1)
Net asset value, beginning of period	$11.46	$12.50		$10.00
Activity from investment operations:
Net investment loss (2)	(0.08)	(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments	(1.75)	(0.62)		2.81
Total from investment operations	(1.83)	(0.72)		2.72
Less distributions from:
Net realized gains	—	(0.32)		(0.22)
Total distributions	—	(0.32)		(0.22)
Net asset value, end of period	$9.63	$11.46		$12.50
Total return (3)	(15.97)%	(5.29)%		27.33	% (6)
Net assets, at end of period (000s)	$4,711	$4,450		$13,178
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.18%	2.41	% (7)	2.30%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.65%	1.67	% (7)	1.65%
Ratio of net investment loss to average net assets (5)	(0.69)%	(0.84)%		(0.85)%
Portfolio Turnover Rate	315%	297%		178	% (6)

(1)	AlphaCentric Robotics and Automation Fund Class A commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended		Period Ended
	March 31,	March 31,		March 31,
Class C (GNXCX)	2020	2019		2018 (1)
Net asset value, beginning of period	$11.30	$12.43		$10.00
Activity from investment operations:
Net investment loss (2)	(0.16)	(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments	(1.71)	(0.64)		2.81
Total from investment operations	(1.87)	(0.81)		2.65
Less distributions from:
Net realized gains	—	(0.32)		(0.22)
Total distributions	—	(0.32)		(0.22)
Net asset value, end of period	$9.43	$11.30		$12.43
Total return (3)	(16.55)%	(6.05)%		26.63	% (6)
Net assets, at end of period (000s)	$828	$767		$212
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.93%	3.17	% (7)	3.25%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.40%	2.41	% (7)	2.40%
Ratio of net investment loss to average net assets (5)	(1.47)%	(1.50)%		(1.57)%
Portfolio Turnover Rate	315%	297%		178	% (6)

(1)	AlphaCentric Robotics and Automation Fund Class C commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended		Period Ended
	March 31,	March 31,		March 31,
Class I (GNXIX)	2020	2019		2018 (1)
Net asset value, beginning of period	$11.52	$12.54		$10.00
Activity from investment operations:
Net investment loss (2)	(0.05)	(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.76)	(0.64)		2.80
Total from investment operations	(1.81)	(0.70)		2.76
Less distributions from:
Net realized gains	—	(0.32)		(0.22)
Total distributions	—	(0.32)		(0.22)
Net asset value, end of period	$9.71	$11.52		$12.54
Total return (3)	(15.71)%	(5.11)%		27.73	% (6)
Net assets, at end of period (000s)	$20,392	$17,968		$14,556
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.93%	2.16	% (7)	2.76%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.40%	1.42	% (7)	1.40%
Ratio of net investment loss to average net assets (5)	(0.46)%	(0.53)%		(0.42)%
Portfolio Turnover Rate	315%	297%		178	% (6)

(1)	AlphaCentric Robotics and Automation Fund Class I commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

Period Ended March 31, 2020 (1)	Class A (SYMAX)		Class C (SYMCX)		Class I (SYMIX)
Net asset value, beginning of period	$11.28		$11.28		$11.28
Activity from investment operations:
Net investment income (loss) (2)	0.05		(0.00	) (7)	0.07
Net realized and unrealized loss on investments (10)	(1.33)		(1.33)		(1.33)
Total from investment operations	(1.28)		(1.33)		(1.26)
Less distributions from:
Net investment income	(0.25)		(0.20)		(0.27)
Total distributions	(0.25)		(0.20)		(0.27)
Net asset value, end of period	$9.75		$9.75		$9.75
Total return (3)(6)	(11.64)%		(11.97)%		(11.47)%
Net assets, at end of period (000s)	$865	(8)	$864	(8)	$30,845
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.51	% (9)	3.26	% (9)	2.26	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.25	% (9)	3.00	% (9)	2.00	% (9)
Ratio of net investment income (loss) to average net assets (5)	0.38%		(0.16)%		0.96%
Portfolio Turnover Rate (6)	133%		133%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class A and C commenced operations on August 8, 2019. AlphaCentric Symmetry Strategy Fund Class I commenced operations on September 1, 2014 and does not include performance prior to August 8, 2019 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Less than $0.01

(8)	Actual net assets, not truncated.

(9)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(10)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregrate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

Period Ended March 31, 2020 (1)	Class A (LYFAX)	Class C (LYFCX)	Class I (LYFIX)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)	(0.06)	(0.01)
Net realized and unrealized loss on investments	(0.41)	(0.39)	(0.44)
Total from investment operations	(0.45)	(0.45)	(0.45)
Net asset value, end of period	$9.55	$9.55	$9.55
Total return (3)(6)	(4.50)%	(4.50)%	(4.50)%
Net assets, at end of period (000s)	$10 (7)	$10 (7)	$1,601
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	24.39%	25.14%	24.14%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.65%	2.40%	1.40%
Ratio of net investment loss to average net assets (5)	(0.48)%	(1.23)%	(0.23)%
Portfolio Turnover Rate (6)	215%	215%	215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class A, Class C and Class I commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Actual net assets, not truncated.

See accompanying notes to consolidated financial statements.

AlphaCentric Energy Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

Period Ended March 31, 2020 (1)	Class A (AEIAX)	Class C (AEICX)	Class I (AEIIX)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.03	0.06
Net realized and unrealized loss on investments	(2.94)	(2.92)	(2.94)
Total from investment operations	(2.88)	(2.89)	(2.88)
Less distributions from:
Net investment income	(0.10)	(0.10)	(0.10)
Total distributions	(0.10)	(0.10)	(0.10)
Net asset value, end of period	$7.02	$7.01	$7.02
Total return (3)(6)	(28.98)%	(29.11)%	(28.94)%
Net assets, at end of period (000s)	$22	$701 (7)	$9,785
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.50%	4.25%	3.25%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.74%	2.49%	1.49%
Ratio of net investment income to average net assets (5)	2.26%	1.51%	2.51%
Portfolio Turnover Rate (6)	7%	7%	7%

(1)	The AlphaCentric Energy Income Fund Class A, Class C and Class I commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Actual net assets, not truncated.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

Period Ended March 31, 2020 (1)	Class A (MUNAX)	Class C (MUNCX)	Class I (MUNIX)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.02)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments (9)	0.02	0.05	(0.01)
Total from investment operations	(0.00)	0.03	0.03
Net asset value, end of period	$10.00	$10.03	$10.03
Total return (3)(7)	0.00%	0.30%	0.30%
Net assets, at end of period (000s)	$12	$10 (8)	$383
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	6.29%	7.04%	6.04%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	1.50%	2.25%	1.25%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.98)%	(0.81)%	1.64%
Portfolio Turnover Rate (7)	314%	314%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class A, Class C and Class I commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized.

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregrate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
March 31, 2020

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of forty-two series. These financial statements include the following series: AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund (formerly known as AlphaCentric Global Innovations Fund), AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund, AlphaCentric Energy Income Fund and AlphaCentric Municipal Opportunities Fund. Each series is individually referred to as a “Fund” or collectively as the “Funds” throughout these financial statements. The Funds are registered as non-diversified series of the Trust. The Funds’ investment manager is AlphaCentric Advisors, LLC (the “Manager” or “AlphaCentric”).

AlphaCentric Income Opportunities Fund (“AIOF”), commenced operations on May 28, 2015. AIOF’s investment objective is current income. The Fund’s sub-advisor is Garrison Point Capital, LLC.

AlphaCentric Premium Opportunity Fund (“APOF”), commenced operations as a series of Mutual Fund Series Trust on September 30, 2016. The predecessor fund of APOF Class I commenced operations on August 31, 2011, as a private investment fund. APOF’s investment objective is to achieve long-term capital appreciation.

AlphaCentric Robotics and Automation Fund (“ARAF”), formerly known as AlphaCentric Global Innovations Fund, prior to August 1, 2019, commenced operations on May 31, 2017. ARAF’s investment objective is long-term capital appreciation. Effective December 1, 2018, the Fund’s sub-advisor is Contego Capital Group, Inc.

AlphaCentric Symmetry Strategy Fund (“ASSF”), class A and C commenced operations on August 8, 2019, and class I commenced operations on September 1, 2014. ASSF’s investment objective is long-term capital appreciation. The Fund’s sub-advisor is Mount Lucas Management LP.

The ASSF acquired all of the assets and liabilities of MLM Symmetry Fund, LP. (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, net assets of the Predecessor Fund were exchanged for Class I shares of the ASSF, so the Predecessor Fund became the Class I shares of the ASSF Fund. The net asset value of the ASSF’s shares resulting from these tax-free transactions on the close of business August 8, 2019, after the reorganization, was $11.28 for Class I shares and received in-kind capital contributions of Securities valued at 52,604,794, Cash valued at 8,536,385 and Other Net Assets/Liabilities valued at 64,604 in exchange for 5,426,045 Class I shares. Class A shares and Class C shares commenced operations on August 8, 2019. The Fund’s investment objectives, policies, restrictions and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of ASSF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

AlphaCentric LifeSci Healthcare Fund (“ALHF”), commenced operations on November 29, 2019. ALHF’s investment objective is long-term capital appreciation. The Fund’s sub-advisor is LifeSci Fund Management LLC.

AlphaCentric Energy Income Fund (“AEIF”), commenced operations on December 31, 2019. AEIF’s investment objective is total return with an emphasis on current income. The Fund’s sub-advisor is Kayne Anderson Fund Advisors, LLC.

AlphaCentric Municipal Opportunities Fund (“AMOF”), commenced operations on December 31, 2019. AMOF’s investment objective is to provide income exempt from federal income tax with capital appreciation as a secondary objective. The Fund’s sub-advisors are R&C Investment Advisors, LLC and Mount Lucas Management LP.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Financial Services Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

a)        Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represent fair value. Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

In certain circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2020 for the Funds’ assets and liabilities measured at fair value:

AlphaCentric Income Opportunities Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Asset Backed Securities	$—	$—	$1,810,037	$1,810,037
Non-Agency Residential Mortgage Backed Securities	—	1,613,827,042	—	1,613,827,042
Real Estate Investment Trusts (REIT)	21,855,194	—	—	21,855,194
Total	$21,855,194	$1,613,827,042	$1,810,037	$1,637,492,273

AlphaCentric Premium Opportunity Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications * +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Purchased Call Options	$167,910	$—	$—	$167,910
Purchased Put Options	96,915	—	—	96,915
Money Market Fund	1,983,676	—	—	1,983,676
Unrealized Appreciation on Open Long Futures Contracts	95,373	—	—	95,373
U.S. Government Treasury Obligations	—	8,847,653	—	8,847,653
Total	$2,343,874	$8,847,653	$—	$11,191,527

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications * +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Written Call Options	$208,008	$—	$—	$208,008
Written Put Options	94,390	—	—	94,390
Total	$302,398	$—	$—	$302,398

AlphaCentric Robotics and Automation Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$24,390,014	$—	$—	$24,390,014
Investment Purchased as Securities Lending Collateral (b)	—	—	—	1,451,280
Total	$24,390,014	$—	$—	$25,841,294

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

AlphaCentric Symmetry Strategy Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$10,462,334	—	—	$10,462,334
Exchange Traded Funds	6,117,966	—	—	6,117,966
Unrealized Appreciation on Open Futures Contracts	3,510,136	—	—	3,510,136
Total	$20,090,436	$—	$—	$20,090,436

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Unrealized Depreciation on Open Futures Contracts	$372,856	$—	$—	$372,856
Total	$372,856	$—	$—	$372,856

AlphaCentric LifeSci Healthcare Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$1,045,456	$—	$—	$1,045,456
Money Market Fund	159,060	—	—	159,060
Total	$1,204,516	$—	$—	$1,204,516

AlphaCentric Energy Income Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$6,926,160	$—	$—	$6,926,160
Corporate Bonds	—	533,188	—	533,188
Partnership Shares	1,591,751	—	—	1,591,751
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	154,767	—	—	154,767
Total	$8,672,678	$533,188	$—	$9,205,866

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$30,398	$—	$—	$30,398
Total	$30,398	$—	$—	$30,398

AlphaCentric Municipal Opportunities Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Closed End Funds	$197,283	$—	$—	$197,283
Municipal Bonds	—	147,656	—	147,656
Total	$197,283	$147,656	$—	$344,939

A reconciliation used in determining AIOF’s Level 3 securities is shown in the Level 3 input table below.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

(a) All ETFs held in the Fund are Level 1 securities. For a detailed break-out of ETFs by major index classification, please refer to the Portfolios of Investments. (b) Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) a consensus of the Emerging Issues Task Force issued, on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

+	See Portfolios of Investments for industry classification.

*	Derivative instruments include cumulative net unrealized gain or loss on futures contracts open as of March 31, 2020.

The following table summarizes the valuation techniques and significant unobservable inputs used for the AIOF’s investments that are categorized within Level 3 of the fair value hierarchy as of March 31, 2020:

	Private Placement	Asset Backed Securities
Beginning Balance	$1,596,049	$4,184,796
Total realized gain (loss)	(303,951)	—
Appreciation (Depreciation)	303,951	(2,197,299)
Cost of Purchases	—	—
Proceeds from Sales	—	—
Proceeds from Principal	(1,596,049)	(177,460)
Accrued Interest	—	—
Net transfers in/out of level 3	—	—
Ending Balance	$—	$1,810,037

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2020, are as follows:

	Fair Value at	Valuation		Range of Inputs
Assets (at fair value)	March 31, 2020	Technique	Unobservable Inputs	(Weighted Average)
Amur Finance VI LLC, 8.000% due 12/20/2024	$1,810,037	Market Analysis	Market Data of Similar Companies	Average Daily Change

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Data of Similar Companies	Increase	Decrease

Forward Foreign Currency Contracts -– As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign currency contracts are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency contracts in the Statements of Operations.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchased and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year or period ended March 31, 2020, APOF, ASSF and AMOF invested in futures contracts.

Swap Agreements – The Funds that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. During the period ended March 31, 2020, ASSF was invested in a credit default swap contract and realized a loss of $88,466. During the period ended March 31, 2020, AMOF was invested in a credit default swap contract and realized a loss of $5,220. For the year or period ended March 31, 2020, there were no other Funds invested in swap contracts.

Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended March 31, 2020, APOF invested in options.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Asset and Liabilities at March 31, 2020, were as follows:

				Fair value of asset/liability
Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	derivatives
AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Future Contracts	Equity	Unrealized appreciation on open futures contracts	$95,373
	Options Purchased	Equity	Investments, At Value	264,825
	Options Written	Equity	Options Written	(302,398)
			Total	$57,800

				Fair value of asset/liability
Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	derivatives
AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
	Future Contracts	Commodity	Unrealized appreciation on open futures contracts	$2,173,427
		Currency	Unrealized appreciation on open futures contracts	538,485
		Interest	Unrealized appreciation on open futures contracts	798,224
	Future Contracts	Commodity	Unrealized depreciation on open futures contracts	(330,855)
		Interest	Unrealized depreciation on open futures contracts	(42,001)
			Total	$3,137,280

				Fair value of asset/liability
Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	derivatives
AlphaCentric Energy Income Fund (AEIAX, AEICX, AEIIX)
	Forward Foreign Currency Exchange Contracts	Currency	Unrealized appreciation on Forward Foreign Currency Exchange Contracts	$154,767
	Forward Foreign Currency Exchange Contracts	Currency	Unrealized depreciation on Forward Foreign Currency Exchange Contracts	(30,398)
			Total	$124,369

The effect of derivative instruments on the Statements of Operations for the year or period ended March 31, 2020, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Future Contracts	Equity	Net realized gain (loss) from Futures Contracts	$1,607,219
	Future Contracts	Equity	Net change in unrealized appreciation (depreciation) on Futures Contracts	95,923
			Total	$1,703,142

	Options Purchased	Equity	Net realized gain (loss) from investments	$(828,941)
	Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on investments	65,418
			Total	$(763,523)

	Options Written	Equity	Net realized gain (loss) from Options Written	$819,681
	Options Written	Equity	Net change in unrealized appreciation (depreciation) on Options Written	83,804
			Total	$903,485

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)

	Credit Default Swap Contracts	Equity	Net realized gain (loss) from Swap Contracts	$(88,466)
	Credit Default Swap Contracts	Equity	Net change in unrealized appreciation (depreciation) on Credit Default Swap Contracts	13,685
			Total	$(74,781)

	Future Contracts	Interest	Net realized gain (loss) from Futures Contracts	1,881,842
		Currency	Net realized gain (loss) from Futures Contracts	(362,885)
		Commodity	Net realized gain (loss) from Futures Contracts	(1,672,831)
			Total	$(153,874)

	Future Contracts	Commodity	Net change in unrealized appreciation (depreciation) on open Future Contracts	$1,842,572
		Currency	Net change in unrealized appreciation (depreciation) on open Future Contracts	173,454
		Interest	Net change in unrealized appreciation (depreciation) on open Future Contracts	(965,585)
			Total	$1,050,441

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
AlphaCentric Energy Income Fund (AEIAX, AEICX, AEIIX)
	Forward Foreign Currency	Currency	Net realized gain (loss) from Forward Foreign Currency
	Exchange Contracts		Exchange Contracts	$3,382
	Forward Foreign Currency	Currency	Net change in unrealized appreciation (depreciation) on
	Exchange Contracts		Forward Foreign Currency Exchange Contracts	124,210
			Total	$127,592

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
AlphaCentric Municipal Opportunities Fund (MUNAX, MUNCX, MUNIX)
	Credit Default Swap Contracts	Equity	Net realized gain (loss) from Swap Contracts	$(5,220)
			Total	$(5,220)

	Future Contracts	Equity	Net realized gain (loss) from Futures Contracts	$(4,360)
			Total	$(4,360)

During the year ended March 31, 2020, APOF is subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2020.

Gross Amounts of Assets Presented
in the Statement of Assets and
	Gross			Liabilities
	Amounts	Gross Amounts
	Recognized in	Offset in the	Net Amounts
	the Statements	Statements of	Presented in the
	of Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received		Net Amount
Futures Contracts	$95,373	$—	$95,373	$—	$—	(1)	$95,373
Total	$95,373	$—	$95,373	$—	$—		$95,373

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

During the period ended March 31, 2020, ASSF is subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2020.

				Gross Amounts of Assets in the
				Consolidated Statement of Assets
	Gross			and Liabilities
	Amounts
	Recognized in	Gross Amounts
	the	Offset in the	Net Amounts
	Consolidated	Consolidated	Presented in the
	Statements of	Statements of	Consolidated
	Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received (1)	Net Amount
Future Contracts	$3,510,136	$—	$3,510,136	$(372,856)	$—	$3,137,280
Total	$3,510,136	$—	$3,510,136	$(372,856)	$—	$3,137,280

Liabilities:
Future Contracts	$372,856	$—	$372,856	$(372,856)	$—	$—
Total	$372,856	$—	$372,856	$(372,856)	$—	$—

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

During the period ended March 31, 2020, AEIF is subject to a master netting arrangement for the forward foreign currency exchange contracts. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2020.

				Gross Amounts of Assets Presented
				in the Statement of Assets and
	Gross			Liabilities
	Amounts	Gross Amounts
	Recognized in	Offset in the	Net Amounts
	the Statements	Statements of	Presented in the
	of Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received (1)	Net Amount
Forward Foreign Currency Exchange Contracts	$154,767	$—	$154,767	$(30,398)	$—	$124,369
Total	$154,767	$—	$154,767	$(30,398)	$—	$124,369

Liabilities:
Forward Foreign Currency Exchange Contracts	$30,398	$—	$30,398	$(30,398)	$—	$—
Total	$30,398	$—	$30,398	$(30,398)	$—	$—

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

The value of derivative instruments outstanding as of March 31, 2020 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period or year ended March 31, 2020, as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the APOF, ASSF, AEIF and AMOF.

b)        Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

During the year or period ended March 31, 2020, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of March 31, 2020, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2017 to March 31, 2019, or expected to be taken in the Funds’ March 31, 2020 year-end tax return. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examination of the Funds’ filings is presently in progress.

c)        Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually for APOF, ARAF, ASSF and ALHF. AIOF, AEIF and AMOF make monthly dividend distributions from net investment income. Distributable net realized gains, if any, are declared and distributed annually.

d)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)       Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities utilizing the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)        Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)        Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the APOF, ARAF, ASSF, ALHF and AEIF. A maximum sales charge of 4.75% is imposed on Class A shares of AIOF and AMOF.

i)        Offering and Organizational Costs – Organizational costs are charged to expenses as incurred. Offering costs incurred by each Fund are included within legal fees on the Statements of Operations. ASSF, ALHF, AEIF and AMOF had $54,066, $19,730, $11,532 and $3,895 in offering costs, respectively.

As of March 31, 2020, all costs incurred by each Fund in connection with their offering are payable by the Manager pursuant to an Expense Limitation and Reimbursement Agreement. Such expenses paid by the Manager are subject to reimbursement within three years of the fiscal year during which they were incurred.

j)        Short Sales – The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

k)        Cash and Cash Equivalents – The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Consolidation of Subsidiaries – ACSSF Fund Limited (“ASSF-CFC”) – The Consolidated Financial Statements of ASSF include the accounts of ASSF-CFC, which is a wholly-owned and controlled foreign subsidiary. ASSF consolidates the results of subsidiaries in which ASSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, ASSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as ASSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

ASSF may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the ASSF’s investment objectives and policies.

A summary of the ASSF’s investments in the ASSF-CFC is as follows:

	Inception Date	ASSF-CFC’s Net Assets	% Of Net Assets at
	of ASSF-CFC	at March 31, 2020	March 31, 2020
ASSF-CFC	8/8/2019	$3,225,615	10.46%

The CFC utilizes commodity-based derivative products to facilitate a Fund’s pursuit of its investment objectives. In accordance with its investment objectives and through their exposure to the aforementioned commodity-based derivative products, ASSF may have increased or decreased exposure to one or more of the following risk factors defined below:

Taxation Risk – By investing in commodities indirectly through a CFC, the Funds will obtain exposure to the commodities markets within the federal tax requirements that apply to the Funds.

For tax purposes, the CFC is an exempted Cayman investment company. The CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFC is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, ASSF-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the ASSF’s investment company taxable income.

(2)	INVESTMENT TRANSACTIONS

For the year or period ended March 31, 2020, aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
AlphaCentric Income Opportunities Fund	$1,929,096,628	$1,692,711,882
AlphaCentric Premium Opportunity Fund	$—	$137,788
AlphaCentric Robotics and Automation Fund	$90,714,921	$82,933,396
AlphaCentric Symmetry Strategy Fund	$50,514,568	$66,067,252
AlphaCentric LifeSci Healthcare Fund	$2,487,191	$1,371,937
AlphaCentric Energy Income Fund	$14,060,629	$738,018
AlphaCentric Municipal Opportunities Fund	$1,298,329	$885,968

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AlphaCentric acts as investment manager to the Funds pursuant to the terms of the Management Agreement with the Trust. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets of the AMOF,1.25% of the ARAF, ALHF and AEIF, 1.50% of the AIOF, 1.75% of the APOF and ASSF, such fees to be computed daily based upon daily average net assets of the respective Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Agreement). For the year or period ended March 31, 2020, management fees of $51,130,151, $188,851, $359,808, $678,494, $3,528, $38,657 and $1,940 were incurred by AIOF, APOF, ARAF, ASSF, ALHF, AEIF and AMOF respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) at 1.74%, 2.49% and 1.49% of average daily net assets for Class A, Class C and Class I shares, respectively, for AIOF through July 31, 2020, 2.24%, 2.99% and 1.99% of average daily net assets for Class A, Class C and Class I shares, respectively, for APOF through July 31, 2020, and 1.65%, 2.40% and 1.40% of average daily net assets for Class A, Class C and Class I shares, respectively, for ARAF through July 31, 2020, 2.24%, 2.99%, and 1.99% of average daily net assets for Class A, Class C, and Class I shares, respectively, for ASSF through July 31, 2021, 1.65%, 2.40% and 1.40% of average daily net assets for Class A, Class C and Class I shares, respectively, for ALHF through July 31, 2021, 1.74%, 2.49% and 1.49% of average daily net assets for Class A, Class C and Class I shares, respectively, for AEIF through December 31, 2020, and 1.50%, 2.25% and 1.25% of average daily net assets for Class A, Class C and Class I shares, respectively, for AMOF through July 31, 2021, . Each waiver or reimbursement by the Manager is subject to recoupment by the Funds within three years from when that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board. For the year or period ended March 31, 2020, management fees waived/expenses reimbursed by AIOF, APOF, ARAF, ASSF, ALHF, AEIF and AMOF were $6,274,855, $97,612, $151,923, $101,437, $65,191, $54,786 and $47,126 respectively, pursuant to the Expense Limitation Agreement.

For the year or period ended March 31, 2020, the Manager has waived/reimbursed expenses of the Funds that may be recovered no later than March 31 for the years indicated below:

	2021	2022	2023
AlphaCentric Income Opportunities Fund	$2,347,888	$4,143,722	$6,274,855
AlphaCentric Premium Opportunity Fund	$79,551	$97,621	$97,612
AlphaCentric Robotics and Automation Fund	$90,760	$174,465	$151,923
AlphaCentric Symmetry Strategy Fund	—	—	$101,437
AlphaCentric LifeSci Healthcare Fund	—	—	$65,191
AlphaCentric Energy Income Fund	—	—	$54,786
AlphaCentric Municipal Opportunities Fund	—	—	$47,126

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year or period ended March 31, 2020, AIOF, APOF, ARAF, ASSF, ALHF, AEIF and AMOF incurred $888,760, $8,251, $12,249, $13,678, $1,757, $2,466 and $1,307 for such fees, respectively, pursuant to the Management Services Agreement.

A trustee and officer of the Trust is also the controlling member of MFund and Catalyst Capital Advisors, LLC (an investment manager to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS and MFund, and are not paid any fees directly by the Trust for serving in such capacity.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Distributors, LLC (“NLD”) and Northern Lights Compliance Services, LLC (“NLCS”)(collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. The compliance fees for the year or period ended March 31, 2020 for AIOF, APOF, ARAF, ASSF, ALHF, AEIF and AMOF incurred $88,397, $8,803, $14,252, $9,395, $4,734, $3,551 and $3,550, respectively.

The Trust has adopted a Master Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse NLD and Manager for distribution related expenses. Brokers may receive a 1.00% commission from NLD for the sale of Class C shares.

For the year or period ended March 31, 2020, the Distributor received the following in underwriter commissions from the sale of shares of the Funds:

AlphaCentric Income Opportunities Fund	$969,808
AlphaCentric Premium Opportunity Fund	660
AlphaCentric Robotics and Automation Fund	121,893
AlphaCentric Symmetry Strategy Fund	—
AlphaCentric LifeSci Healthcare Fund	—
AlphaCentric Energy Income Fund	—
AlphaCentric Municipal Opportunities Fund	—
$1,092,361

(4)	CREDIT FACILITY

Effective July 31, 2019, AIOF extended it’s revolving, uncommitted $200,000,000 line of credit with U.S. Bank National Association (the “2019 Revolving Credit Agreement”) and is set to expire on July 31, 2020 (the original agreement was effective August 1, 2018). Borrowings under the 2019 Revolving Credit Agreement bore interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period April 1, 2019 through March 24, 2020, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $200,000,000; (b) 15% of the gross market value of the Fund; or (c) 33.33% of the Fund’s daily market value.

Effective March 24, 2020, AIOF entered into a revolving, uncommitted $300,000,000 line of credit with U.S. Bank National Association (the “2020 Revolving Credit Agreement”) and is set to expire on January 27, 2021. Borrowings under the 2020 Revolving Credit Agreement bear an interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period March 16, 2020 through March 31, 2020, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $300,000,000; (b) 15% of the gross market value of the Fund or (c) 33.33% of the Fund’s daily market value.

For the year ended March 31, 2020, the interest expense was $144,751 for AIOF. There were no borrowings outstanding as of March 31, 2020. The average borrowings for the year ended March 31, 2020, for AIOF for the period the line was drawn, March 13, 2020 through March 29, 2020, was $125,690,882 at an average borrowing rate of 2.43%. At March 31, 2020, the maximum borrowing amount was $200,000,000 and the maximum borrowing interest rate was 3.25%.

(5)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 31, 2020. TD Ameritrade owns 53.3% of the voting securities of APOF. As of March 31, 2020, UBS Financial Services, Inc. owned 41.8% of the voting securities of ARAF, Hartz Capital Investments LLC owned 83.5% of ASSF, Szilagyi 2015 Family Trust owned 32.6% of ALHF, Kayne Anderson Capital Advisors LP owned 65.8% of AEIF and Charles Schwab, Jerry

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Szilagyi and TD Ameritrade own 46.3%, 25.3% and 25.3%, respectively, of AMOF. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab and LPL Financial are also owned beneficially.

(6)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS TO CAPITAL

The tax character of fund distributions paid for the years or periods ended March 31, 2020 and March 31, 2019 was as follows:

For the year or period ended March 31, 2020:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$134,631,815	$—	$23,975,399	$—	$158,607,214
AlphaCentric Premium Opportunity Fund	—	—	—	—	—
AlphaCentric Robotics and Automation Fund	—	—	—	—	—
AlphaCentric Symmetry Strategy Fund	1,483,963	—	—	—	1,483,963
AlphaCentric LifeSci Healthcare Fund	—	—	—	—	—
AlphaCentric Energy Income Fund	146,656	—	—	—	146,656
AlphaCentric Municipal Opportunities Fund	—	—	—	—	—

For the period ended March 31, 2019:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$113,163,562	$—	$4,779,930	$—	$117,943,492
AlphaCentric Premium Opportunity Fund	—	—	—	—	—
AlphaCentric Robotics and Automation Fund	649,657	—	260	—	649,917
AlphaCentric Symmetry Strategy Fund	—	—	—	—	—
AlphaCentric LifeSci Healthcare Fund	—	—	—	—	—
AlphaCentric Energy Income Fund	—	—	—	—	—
AlphaCentric Municipal Opportunities Fund	—	—	—	—	—

As of March 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
AlphaCentric Income Opportunities Fund	$—	$—	$—	$—	$(661,609,476)	$—	(359,269,123)	$(1,020,878,599)
AlphaCentric Premium Opportunity Fund	—	141,168	—	—	—	—	79,119	220,287
AlphaCentric Robotics and Automation Fund	—	—	—	(973,082)	(2,971,023)	—	(2,635,675)	(6,579,780)
AlphaCentric Symmetry Strategy Fund	—	298,733	—	(2,395,676)	(964,408)	1,842,572	(5,254,327)	(6,473,106)
AlphaCentric LifeSci Healthcare Fund	—	206	—	—	(86,807)	—	16,110	(70,491)
AlphaCentric Energy Income Fund	—	11,877	—	(154,289)	—	—	(4,027,984)	(4,170,396)
AlphaCentric Municipal Opportunities Fund	103	180	—	—	(55,631)	—	(21,329)	(76,677)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnership, perpetual bonds and a Fund’s wholly owned subsidiary, and the mark-to-market on open forward foreign currency contracts and exchange traded contracts.

The unrealized appreciation/(depreciation) in the table above table includes unrealized foreign currency gains(losses) of $124,210, $(320) and $(16,393) for AEIF, ARAF and ASSF, respectively.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Late year losses incurred after December 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such later year losses as follows:

Late Year
Portfolio	Losses
AlphaCentric Income Opportunities Fund	$—
AlphaCentric Premium Opportunity Fund	—
AlphaCentric Robotics and Automation Fund	21,551
AlphaCentric Symmetry Strategy Fund	94,318
AlphaCentric LifeSci Healthcare Fund	—
AlphaCentric Energy Income Fund	—
AlphaCentric Municipal Opportunities Fund	—

Capital losses incurred after October 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
AlphaCentric Income Opportunities Fund	$—
AlphaCentric Premium Opportunity Fund	—
AlphaCentric Robotics and Automation Fund	951,531
AlphaCentric Symmetry Strategy Fund	2,301,358
AlphaCentric LifeSci Healthcare Fund	—
AlphaCentric Energy Income Fund	154,289
AlphaCentric Municipal Opportunities Fund	—

At March 31, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
AlphaCentric Income Opportunities Fund	$360,536,442	$301,073,034	$661,609,476	$—
AlphaCentric Premium Opportunity Fund	—	—	—	1,847,394
AlphaCentric Robotics and Automation Fund	1,909,797	1,061,226	2,971,023	—
AlphaCentric Symmetry Strategy Fund	212,083	752,325	964,408	—
AlphaCentric LifeSci Healthcare Fund	86,807	—	86,807	—
AlphaCentric Energy Income Fund	—	—	—	—
AlphaCentric Municipal Opportunities Fund	53,015	2,616	55,631	—

Permanent book and tax differences, primarily attributable to tax treatment of net operating losses and non-deductible expenses, and tax adjustments for prior year tax returns and a Fund’s wholly owned subsidiary, resulted in reclassifications for the Funds for the year or periods ended March 31, 2020 as follows:

	In	Accumulated
Portfolio	Capital	Earnings (Losses)
AlphaCentric Income Opportunities Fund	$(438,912)	$438,912
AlphaCentric Premium Opportunity Fund	—	—
AlphaCentric Robotics and Automation Fund	(186,090)	186,090
AlphaCentric Symmetry Strategy Fund	(1,896,638)	1,896,638
AlphaCentric LifeSci Healthcare Fund	—	—
AlphaCentric Energy Income Fund	—	—
AlphaCentric Municipal Opportunities Fund	—	—

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

(7)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Gross	Net Unrealized
		Gross Unrealized	Unrealized	Appreciation/
Portfolio	Tax Cost	Appreciation	Depreciation	(Depreciation)
AlphaCentric Income Opportunities Fund	$1,996,761,396	$59,801,538	$(419,070,661)	$(359,269,123)
AlphaCentric Premium Opportunity Fund	10,810,010	79,119	—	79,119
AlphaCentric Robotics and Automation Fund	28,476,649	1,646,324	(4,281,679)	(2,635,355)
AlphaCentric Symmetry Strategy Fund	24,955,514	2,680,726	(7,918,660)	(5,237,934)
AlphaCentric LifeSci Healthcare Fund	1,188,406	90,570	(74,460)	16,110
AlphaCentric Energy Income Fund	13,203,293	248,031	(4,400,225)	(4,152,194)
AlphaCentric Municipal Opportunities Fund	366,268	8,307	(29,636)	(21,329)

(8)	UNDERLYING FUND RISK

The Funds in the normal course of business make investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market or failure or inability of the counterparty to a transaction to perform. See below for a detailed description of select principal risks.

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Wholly-Owned Subsidiary Risk – Each CFC will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and CFC, respectively, are organized, could result in the inability of each Fund and/or CFC to operate as described in the Prospectus and could negatively affect each Fund and their shareholders. Your cost of investing in a Fund will be higher because you indirectly bear the expenses of its CFC.

Credit Risk – There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Funds. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in high yield fixed-income securities (also known as “junk bonds”), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Swap Counterparty Credit Risk – The Funds are subject to credit risk on the amount the Funds expect to receive from swap agreement counterparties. With certain exchange traded credit default swaps, there is minimal counterparty risk to a Fund in that the exchanges clearinghouse, as counter party, guarantees against default.

Commodity Risk: Investing in the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Foreign Currency Risk – Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk – A portion of the derivatives trades made by the Funds may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

MLP and MLP-Related Securities – Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk – MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Fixed Income Risk: When the Funds invest in fixed income securities, the value of your investment in each will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Funds. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to each Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. These risks could affect the value of a particular investment by each Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures and Forwards Contract Risk: For APOF, ASSF and AMOF the successful use of futures contracts draws upon the manager’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Derivatives Risk: APOF, ASSF and AMOF may use derivatives (including options, futures, forwards, swaps and options on futures) to enhance returns or hedge against market declines. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Options Risk: There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, APOF assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option,

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written calls exposes it to potentially unlimited losses.

Market Risk: Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Please refer to each Fund’s prospectus for a full listing of risks associated with the investments.

(9)	SECURITIES LENDING

ARAF has entered into a Securities Lending Agreement with the US Bank NA (“US Bank”). ARAF can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. The cash collateral is invested in short-term investments as noted in the ARAF’s Portfolio of Investments. ARAF also continues to receive interest or dividends on the securities loaned. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the ARAF. A portion of the income generated by the investment in the ARAF’s collateral, net of any rebates paid by US Bank to the borrowers is remitted to US Bank as lending agent and the remainder is paid to ARAF.

Although risk is mitigated by the collateral, the ARAF could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, ARAF has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

ARAF receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. ARAF held $1,451,280 as of March 31, 2020. The remaining contractual maturity of all securities lending transactions is overnight and continuous. ARAF is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by ARAF on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the ARAF’s Statement of Operations.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund, AlphaCentric Energy Income Fund, and AlphaCentric Municipal Opportunities Fund and Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AlphaCentric Funds comprising the funds listed below (the “Funds”) as of March 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
AlphaCentric Income Opportunities Fund	For the year ended March 31, 2020	For the years ended March 31, 2020 and 2019	For the years ended March 31, 2020, 2019, 2018, 2017, and for the period from May 28, 2015 (commencement of operations) through March 31, 2016
AlphaCentric Premium Opportunity Fund	For the year ended March 31, 2020	For the years ended March 31, 2020 and 2019	For the years ended March 31, 2020, 2019, 2018, and for the period from September 30, 2016 (commencement of operations) through March 31, 2017
AlphaCentric Robotics and Automation Fund (formerly, AlphaCentric Global Innovations Fund)	For the year ended March 31, 2020	For the years ended March 31, 2020 and 2019	For the years ended March 31, 2020, 2019, and for the period from May 31, 2017 (commencement of operations) through March 31, 2018
AlphaCentric Symmetry Strategy Fund*	For the period from August 8, 2019 (commencement of operations) through March 31, 2020
AlphaCentric LifeSci Healthcare Fund	For the period from November 29, 2019 (commencement of operations) through March 31, 2020
AlphaCentric Energy Income Fund and AlphaCentric Municipal Opportunities Fund	For the period from December 31, 2019 (commencement of operations) through March 31, 2020

*	The financial statements referred to above are Consolidated Financial Statements.

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures in cluded examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Chicago, Illinois
June 1, 2020

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of one or more of the AlphaCentric Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the AlphaCentric Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/2019	3/31/2020	Period *	3/31/2020	Period **

AlphaCentric Income Opportunities Fund – Class A	1.74%	$1,000.00	$649.30	$7.17	$1,016.30	$8.77
AlphaCentric Income Opportunities Fund – Class C	2.50%	$1,000.00	$647.00	$10.29	$1,012.50	$12.58
AlphaCentric Income Opportunities Fund – Class I	1.49%	$1,000.00	$650.60	$6.15	$1,017.55	$7.52

AlphaCentric Premium Opportunity Fund – Class A	2.33%	$1,000.00	$1,186.90	$12.74	$1,013.35	$11.73
AlphaCentric Premium Opportunity Fund – Class C	3.04%	$1,000.00	$1,182.50	$16.59	$1,009.80	$15.27
AlphaCentric Premium Opportunity Fund – Class I	2.05%	$1,000.00	$1,188.50	$11.22	$1,014.75	$10.33

AlphaCentric Robotics and Automation Fund – Class A	1.65%	$1,000.00	$883.50	$7.77	$1,016.75	$8.32
AlphaCentric Robotics and Automation Fund – Class C	2.40%	$1,000.00	$881.30	$11.29	$1,013.00	$12.08
AlphaCentric Robotics and Automation Fund – Class I	1.40%	$1,000.00	$885.10	$6.60	$1,018.00	$7.06

AlphaCentric Symmetry Strategy Fund – Class A	2.24%	$1,000.00	$888.30	$10.57	$1,013.80	$11.28
AlphaCentric Symmetry Strategy Fund – Class C	2.99%	$1,000.00	$886.60	$14.10	$1,010.05	$15.03
AlphaCentric Symmetry Strategy Fund – Class I	2.00%	$1,000.00	$890.00	$9.45	$1,015.00	$10.08

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
March 31, 2020

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/2019	3/31/2020	Period *	3/31/2020	Period **
AlphaCentric LifeSci Healthcare Fund – Class A ***	1.65%	$1,000.00	$955.00	$5.42	$1,011.26	$5.58
AlphaCentric LifeSci Healthcare Fund – Class C ***	2.40%	$1,000.00	$955.00	$7.88	$1,008.74	$8.10
AlphaCentric LifeSci Healthcare Fund – Class I ***	1.40%	$1,000.00	$955.00	$4.60	$1,012.10	$4.73

AlphaCentric Energy Income Fund – Class A ****	1.74%	$1,000.00	$710.20	$3.70	$1,008.11	$4.34
AlphaCentric Energy Income Fund – Class C ****	2.49%	$1,000.00	$708.90	$5.28	$1,006.25	$7.59
AlphaCentric Energy Income Fund – Class I ****	1.49%	$1,000.00	$710.60	$3.17	$1,008.73	$3.72

AlphaCentric Municipal Opportunities – Fund Class A ****	1.50%	$1,000.00	$1,000.00	$3.73	$1,008.70	$3.75
AlphaCentric Municipal Opportunities – Fund Class C ****	2.25%	$1,000.00	$1,003.00	$5.60	$1,006.84	$5.61
AlphaCentric Municipal Opportunities – Fund Class I ****	1.25%	$1,000.00	$1,003.00	$3.11	$1,009.32	$3.12

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/366 (to reflect the full half-year period).

***	AlphaCentric LifeSci Healthcare Fund commenced operations on November 29, 2019 therefore their “Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (123) divided by the number of days in the fiscal year (366).

****	AlphaCentric Energy Income Fund and AlphaCentric Municipal Opportunities Fund commenced operations on December 31, 2019 therefore their “Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (91) divided by the number of days in the fiscal year (366).

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2020

Consideration and Approval of the Management Agreement between AlphaCentric Advisors, LLC and the Trust with respect to AlphaCentric LifeSci Healthcare Fund.

At its regular meeting held on August 14, 2019, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the management agreement (the “Management Agreement”) between the Trust and AlphaCentric Advisors, LLC (“AlphaCentric”), with respect to AlphaCentric LifeSci Healthcare Fund (the “AlphaCentric LH”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. During its deliberations regarding approval of the Management Agreement, the Board reviewed materials prepared by AlphaCentric.

Nature, Extent and Quality of Services. The Board considered its significant experience with AlphaCentric as advisor to several other series of the Trust, and its strong working relationship with AlphaCentric and its personnel. It noted that AlphaCentric would monitor AlphaCentric LH’s subadvisor, review AlphaCentric LH’s portfolio on a regular basis, and actively work with the Trust’s chief compliance officer to monitor for regulatory compliance. The Board noted that AlphaCentric employed a risk management team to assess and monitor portfolio risk, which would include evaluating AlphaCentric LH’s performance with respect to volatility, drawdowns and returns relative to its investment objective. The Board acknowledged AlphaCentric’s extensive experience overseeing sub-advisors. After discussion, the Board concluded that AlphaCentric had the potential to provide high quality services to AlphaCentric LH and its shareholders.

Performance. The Board noted that the sub-advisor would be primarily responsible for the day-to-day management of AlphaCentric LH’s portfolio. The Board noted that AlphaCentric had demonstrated, as evidenced by the other series of the Trust it managed, that it had the ability to successfully manage and oversee sub-advisors ensuring compliance with portfolio restrictions and limitations. The Board further noted that AlphaCentric’s track record of managing mutual funds gave the Board confidence that AlphaCentric would provide value to shareholders as advisor to AlphaCentric LH.

Fees and Expenses. The Board noted that the 1.25% management fee for AlphaCentric LH was the high of its peer group and Health Sector Morningstar category. The Board discussed that the 1.65% net expense ratio for AlphaCentric LH was higher than the peer group and Morningstar category average but well below the highs of both. The Board discussed the level of expertise and skill required to oversee a fund like AlphaCentric LH and agreed that such skill level justified a higher management fee. The Board discussed the allocation of fees between AlphaCentric and AlphaCentric LH’s sub-advisor and agreed that the allocation was appropriate. The Board concluded that the proposed management fee for AlphaCentric LH was not unreasonable.

Profitability. The Board reviewed a profitability analysis provided by AlphaCentric and noted that it anticipated a loss in connection with its relationship with AlphaCentric LH during the first year of the management agreement and a modest profit during the second year. The Board considered that the projected level of profit appeared to be within industry averages. After discussion, the Board agreed that the projected profits were not expected to be excessive.

Economies of Scale. The Board considered whether there would be economies of scale with respect to the management of AlphaCentric LH and noted that AlphaCentric was not inclined to offer fee concessions at this time due in part to the high (and continuously increasing) costs of sponsoring mutual funds as well as the business and financial risks assumed by AlphaCentric when managing a mutual fund. The Board noted material economies were not anticipated to be reached during the initial period of the management agreement and agreed that the matter of economies of scale would be revisited if AlphaCentric LH attracted significant assets.

Conclusion. Having requested and received such information from AlphaCentric as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure for AlphaCentric LH was reasonable and that approval of the Management Agreement was in the best interests of AlphaCentric LH and its future shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2020

Consideration and Approval of Sub-Advisory Agreement between AlphaCentric Advisors LLC and LifeSci Fund Management LLC with respect to the AlphaCentric LifeSci Healthcare Fund.

At its meeting held on August 14, 2019 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors LLC (“AlphaCentric”) and LifeSci Fund Management LLC (“LifeSci”), with respect to the AlphaCentric LifeSci Healthcare Fund (“AlphaCentric LH”).

The Board was assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreement. In connection with its deliberations regarding the approval of the Sub-Advisory Agreement, the Board reviewed materials prepared by LifeSci.

Nature, Extent and Quality of Services. The Board observed that the key personnel from LifeSci had impressive academic credentials and extensive industry experience. The Board discussed that LifeSci would be responsible for the implementation of AlphaCentric LH’s investment strategy including the determination of investment decisions and execution of transactions for AlphaCentric LH. The Board noted that LifeSci would conduct fundamental research to identify life sciences and healthcare technology companies with attractive growth potential by meeting with senior management teams, performing scientific and technical diligence from the company’s literature and publications and financial diligence from the company’s filings and financial statements, and preparing valuation models and projections. The Board considered that LifeSci would cross-reference each new investment decision with a list of current investment restrictions prior to trade execution and would review the portfolio on a periodic basis post-trade to ensure compliance with investment restrictions. The Board further considered that LifeSci would choose broker-dealers on the basis of best execution. The Board acknowledged that LifeSci reported no material compliance, litigation or regulatory issues within the past three years. The Board agreed that LifeSci appeared to have the experience and resources necessary to provide quality services to AlphaCentric LH.

Performance. The Board reviewed the performance information presented by LifeSci. The Board noted that LifeSci presented the performance information of ETFs for which it was the index provider and noted that both had outperformed the S&P 1500 Healthcare Index for the 3-year period and year-to-date. The Board commented that it had underperformed the Index for the 1-year and since inception periods. The Board noted that the ETFs presented a different strategy from AlphaCentric LH but was evidence of LifeSci’s overall investment ability. The Board agreed that LifeSci had the potential to enhance the returns of AlphaCentric LH.

Fees and Expenses. The Board noted that LifeSci would receive 50% of the 1.25% management fee (less certain expenses) earned on the assets of AlphaCentric LH. The Board discussed the allocation of fees between the advisor and LifeSci relative to their respective duties and agreed that the allocation was appropriate. The Board noted that the allocation of fees between the advisor and LifeSci was the product of an arm’s length negotiation. After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to AlphaCentric LH was not unreasonable and the sub-advisory fee, in relation to the total advisory fee, was not unreasonable.

Profitability. The Board reviewed a profitability analysis provided by LifeSci and noted that it anticipated realizing a loss in connection with its relationship with AlphaCentric LH during the first year of the sub-advisory agreement, and reasonable profit during the second year of the sub-advisory agreement. After further discussion, the Board agreed that the projected profits were not expected to be excessive.

Economies of Scale. The Board considered whether there would be economies of scale with respect to the management of LifeSci. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board agreed that, based on the information provided, it was unlikely that LifeSci would benefit from material economies during the initial term of the agreement.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2020

Conclusion. Having requested and received such information from LifeSci as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure was reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the future shareholders of AlphaCentric LH.

AlphaCentric Funds
Additional Information (Unaudited)
March 31, 2020

Consideration and Approval of Management Agreement between the Trust and AlphaCentric Advisors, LLC with respect to the AlphaCentric Energy Income Fund.

At its meeting held on November 11, 2019 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 discussed the approval of an management agreement (the “Management Agreement”) between the Trust and AlphaCentric Advisors LLC (“AlphaCentric”) with respect to the AlphaCentric Energy Income Fund (“AlphaCentric EI”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreement. In connection with its deliberations regarding the approval of the Management Agreement, the Board reviewed materials prepared by AlphaCentric.

Nature, Extent and Quality of Services. The Board considered its significant experience with AlphaCentric as advisor to several other series of the Trust, and its strong working relationship with AlphaCentric and its personnel. The Board acknowledged that AlphaCentric continued to invest in quality personnel to enhance its advisory services by hiring two new members to the management team, including a new chief compliance officer. It noted that AlphaCentric would monitor AlphaCentric EI’s sub-advisor and review AlphaCentric EI’s portfolio on a regular basis, and actively work with the Trust’s chief compliance officer to monitor for regulatory compliance. The Board noted that AlphaCentric employed a risk management team to assess and monitor portfolio risk, which would include evaluating AlphaCentric EI’s performance with respect to volatility and returns relative to its investment objective. The Board acknowledged AlphaCentric’s extensive experience overseeing sub-advisors. After discussion, the Trustees concluded that AlphaCentric could provide quality services to AlphaCentric EI.

Performance. The Board noted that the sub-advisor would be primarily responsible for the day-to-day management of AlphaCentric EI’s portfolio. The Board noted that AlphaCentric had demonstrated, as evidenced by the other series of the Trust it managed, that it had the ability to successfully manage and oversee sub-advisors ensuring compliance with portfolio restrictions and limitations. The Board further noted that AlphaCentric’s track record of managing mutual funds gave the Board confidence that AlphaCentric would provide value to shareholders as advisor to AlphaCentric EI.

Fees and Expenses. The Board noted that the 1.25% advisory fee for AlphaCentric EI was equal to the highs of its peer group and Morningstar category. The Board discussed that the estimated 1.74% net expense ratio for AlphaCentric EI was higher than the medians and averages of its peer group and on par with the average of the Morningstar category. The Board reviewed the Advisor’s explanation that the higher fee for AlphaCentric EI was reasonable given the specialized nature of the investment strategy which was distinguished by the exposure to renewable energy and infrastructure. The Board discussed the allocation of fees between AlphaCentric and AlphaCentric EI’s proposed sub-advisor and agreed that the allocation was appropriate. The Board concluded that the proposed advisory fee for AlphaCentric EI was not unreasonable.

Profitability. The Board reviewed a profitability analysis provided by AlphaCentric and noted that it anticipated realizing a modest profit in connection with AlphaCentric EI during the first year of the management agreement and a more reasonable profit during the second year of the management agreement. The Board considered the limited potential use of soft dollars, and other ancillary benefits to be derived by the AlphaCentric and its affiliates. The Board considered that the projected level of profit was within industry norms. After discussion, the Board agreed that the projected profits were not excessive.

Economies of Scale. The Board considered whether there would be economies of scale with respect to the management of AlphaCentric EI and noted that AlphaCentric was not inclined to offer fee concessions at this time due in part to the high (and continuously increasing) costs of sponsoring mutual funds. The Board agreed that the lack of meaningful profits in the first year of operations, and the expense cap provided by AlphaCentric, reflected pricing realized by larger funds, which would benefit shareholders while Fund assets were small. The Board noted economies were not anticipated to be reached by the advisor during the initial period of the management agreement and agreed that the matter of economies of scale would be revisited as AlphaCentric EI’s size materially increased.

Conclusion. Having requested and received such information from AlphaCentric as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure for AlphaCentric EI was reasonable and that approval of the Management Agreement was in the best interests of AlphaCentric EI and its future shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2020

Consideration and Approval of Sub-Advisory Agreement between AlphaCentric Advisors, LLC and Kayne Anderson Advisers, LLC with respect to the AlphaCentric Energy Income Fund.

At its meeting held on November 11, 2019 the Board of Trustees (the “Board” ) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Alpha Centric Advisors LLC (“AlphaCentric”) and Kayne Anderson Fund Advisors, LLC (“KA”) with respect to the AlphaCentric Energy Income Fund

(“AlphaCentric EI”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreement. In connection with its deliberations regarding the approval of the Sub-Advisory Agreement, the Board reviewed materials prepared by KA.

Nature, Extent and Quality of Services. The Board discussed the experience and background of the key personnel who would be servicing AlphaCentric EI and the number and quality of KA’s energy infrastructure research team. The Board remarked on KA’s knowledge of the energy and infrastructure industry and how it conducted fundamental bottom-up analysis of equity investments. The Board noted that KA’s portfolio management process would be closely tied to its research efforts with close collaboration among research analysts and portfolio managers. It noted that KA would maintain in-depth analysis on companies to identify investment opportunities, assess key market events and monitor risk. The Board acknowledged that analysts would meet with the management teams regularly, visit key producing basins to meet with oil and gas producers and perform on-site inspections to deepen their industry expertise. The Board discussed that KA would select broker-dealers who provided the best execution. The Board discussed that KA’s affiliates had no material litigation or administrative actions pending that would impact AlphaCentric EI’s day-to-day operations or reputational standing. The Board agreed that KA had the experience and resources necessary to provide quality services to AlphaCentric EI.

Performance. The Board reviewed the performance of a fund managed by an affiliate of KA with a comparable strategy to AlphaCentric EI. The Board noted that the account outperformed the Alerian MLP Index over the 1-year and 3-year periods, and while the 1-year returns were negative, the fund provided positive returns since its inception in 2010. The Board agreed that KA had the potential to provide reasonable returns to AlphaCentric EI’s future shareholders.

Fees and Expenses. The Board noted that KA would receive 50% of the net advisory fee (with a maximum of 0.625% of AlphaCentric EI’s average daily net assets), which was lower than the average of the advisory fees charged to the other accounts it managed. The Board discussed the allocation of fees between the advisor and KA relative to their respective duties, and agreed that the allocation was appropriate. After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to AlphaCentric EI was not unreasonable and the sub-advisory fee, in relation to the total advisory fee, was not unreasonable.

Profitability. The Board reviewed KA’s profitability analysis and noted that KA would realize a reasonable profit over the first two years of the sub-advisory agreement. The Board agreed that projected profitability was not excessive.

Economies of Scale. The Board considered whether there would be economies of scale with respect to the management of AlphaCentric EI. It noted that KA expected to waive a portion of its sub-advisory fee in both year one and year two of the Sub-Advisory Agreement due to AlphaCentric EI’s expense limitation agreement. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure was reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the future shareholders of AlphaCentric EI.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2020

Consideration and Approval of the Management Agreement between AlphaCentric Advisors, LLC and the Trust with respect to AlphaCentric Municipal Opportunities Fund.

At its regular meeting held on November 19, 2018, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the management agreement (the “Management Agreement”) between the Trust and AlphaCentric Advisors, LLC (“AlphaCentric”), with respect to AlphaCentric Municipal Opportunities Fund (the “AlphaCentric MO”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. During its deliberations regarding approval of the Management Agreement, the Board reviewed materials prepared by AlphaCentric.

Nature, Extent and Quality of Services. The Board considered its significant experience with AlphaCentric as advisor to numerous other series of the Trust, and its strong working relationship with AlphaCentric and its personnel. It noted that AlphaCentric would monitor the AlphaCentric MO’s sub-advisors and review AlphaCentric MO’s portfolio on a regular basis, and actively work with the Trust’s chief compliance officer to monitor for regulatory compliance. The Board noted that AlphaCentric employed a risk management team to assess and monitor portfolio risk, which would include evaluating AlphaCentric MO’s performance with respect to volatility, drawdowns and returns relative to its investment objective. The Board acknowledged AlphaCentric’s extensive experience overseeing sub-advisors. After discussion, the Trustees concluded that AlphaCentric could provide quality services to AlphaCentric MO.

Performance. The Board noted that the sub-advisors would be primarily responsible for the day-to-day management of AlphaCentric MO’s portfolio. The Board noted that AlphaCentric had demonstrated, as evidenced by the other series of the Trust it managed, that it had the ability to successfully manage and oversee sub-advisors ensuring compliance with portfolio restrictions and limitations. The Board further noted that AlphaCentric’s track record of managing mutual funds gave the Board confidence that AlphaCentric would provide value to shareholders as advisor to AlphaCentric MO.

Fees and Expenses. The Board noted that the 1.00% advisory fee for AlphaCentric MO was higher than the medians and averages of its peer group and the Nontraditional Bond Morningstar category, but lower than the peer group and Morningstar category highs of 1.70%. It also considered the average and median fees of the Municipal Long Morningstar category. The Board discussed that the 1.25% net expense ratio for AlphaCentric MO was higher than the medians and averages of its peer group and the Nontraditional Bond Morningstar category, but lower than the peer group and Morningstar category highs of 3.18%. The Board noted that AlphaCentric believed the Nontraditional Bond Morningstar category was a more appropriate comparison for AlphaCentric MO than the Municipal National Long Municipal category. The Board discussed the allocation of fees between AlphaCentric and AlphaCentric MO’s sub-advisors and agreed that the allocation was appropriate. The Board concluded that the proposed advisory fee for AlphaCentric MO was not unreasonable.

Profitability. The Board reviewed a profitability analysis provided by AlphaCentric and noted that it anticipated realizing a profit in connection with its relationship with AlphaCentric MO during the first and second year of the management agreement. The Board considered that the projected level of profit was within industry averages. After discussion, the Board agreed that the projected profits were not excessive.

Economies of Scale. The Board considered whether there would be economies of scale with respect to the management of AlphaCentric MO, and noted that AlphaCentric was not inclined to offer fee concessions at this time due in part to the high (and continuously increasing) costs of sponsoring mutual funds. The Board noted economies were not anticipated to be reached during the initial period of the management agreement, and agreed that the matter of economies of scale would be revisited as AlphaCentric MO’s size materially increased.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2020

Conclusion. Having requested and received such information from AlphaCentric as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure for AlphaCentric MO was reasonable and that approval of the Management Agreement was in the best interests of AlphaCentric MO and its future shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2020

Consideration and Approval of Sub-Advisory Agreements between AlphaCentric Advisors LLC and Mount Lucas Management LP with respect to AlphaCentric Municipal Opportunities Fund.

At its regular meeting held on November 18, 2018 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors LLC (“AlphaCentric”) and Mount Lucas Management LP (“Mount Lucas”) with respect to the AlphaCentric Municipal Opportunities Fund(“AlphaCentric MO”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreement. During its deliberations regarding the approval of the Sub-Advisory Agreement, the Board reviewed materials prepared by Mount Lucas.

Nature, Extent and Quality of Services. The Board observed that the key personnel from Mount Lucas responsible for AlphaCentric MO had extensive industry experience. The Board discussed that Mount Lucas would make investment decisions and execute transactions for the overlay strategy portion of AlphaCentric MO’s portfolio using quantitative, momentum-driven investment models developed by the portfolio managers. The Board noted that Mount Lucas monitored compliance through the use of a software program that notified traders before certain restrictions or investment limitations were violated. The Board considered that Mount Lucas would choose broker-dealers on the basis of best execution, taking into account the full range of a broker’s services, commission rates, financial responsibility and responsiveness. The Board acknowledged that Mount Lucas had errors and omission insurance coverage in place. The Board agreed that Mount Lucas had the experience and resources necessary to provide quality services to AlphaCentric MO.

Performance. The Board reviewed the performance information presented by Mount Lucas. The Board noted that the strategy had outperformed the benchmark HFRI Macro Systematic Diversified Index across all periods. The Board agreed that Mount Lucas’s overlay strategy had the potential to enhance the overall returns of AlphaCentric MO over the long-term.

Fees and Expenses. The Board noted that Mount Lucas would receive 10% of the net advisory fee, which was equal to or lower than the advisory fee charged to the other accounts it managed. The Board discussed the allocation of fees between the advisor and Mount Lucas relative to their respective duties, and agreed that the allocation was appropriate. After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to AlphaCentric MO was not unreasonable and the sub-advisory fee, in relation to the total advisory fee, was not unreasonable.

Profitability. The Board reviewed a profitability analysis provided by Mount Lucas and noted that it anticipated realizing a profit in connection with its relationship with AlphaCentric MO during the first and second year of the sub-advisory agreement. The Board considered that the projected level of profit was modest in terms of actual dollars to be paid. After discussion, the Board agreed that the projected profits were not excessive.

Economies of Scale. The Board considered whether there would be economies of scale with respect to the management of Mount Lucas. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure was reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the future shareholders of AlphaCentric MO.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2020

Consideration and Approval of the Sub-Advisory Agreement between AlphaCentric Advisors, LLC and R&C Investment Managers, LLC with respect to AlphaCentric Municipal Opportunities Fund.

At its regular meeting held on November 19, 2019, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors, LLC (“AlphaCentric”) and R&C Investment Managers, LLC (“R&C”), with respect to AlphaCentric Municipal Opportunities Fund (the “AlphaCentric MO”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to approval of the Sub-Advisory Agreement. During its deliberations regarding approval of the Sub-Advisory Agreement, the Board reviewed materials prepared by R&C.

Nature, Extent and Quality of Services. The Board noted the credentials and background of the investment team from R&C who would be responsible for sub-advising AlphaCentric MO. It considered that R&C would form an investment policy committee to analyze economic outlook, market conditions and interest rates, and would conduct research on credit and historic trends. The Board discussed that R&C would analyze yield curves, interest rate forecasts and macroeconomic interest rate strategy, and would monitor risks, sectors and relative value. The Board noted that although R&C had no affiliation with the other sub-advisor to AlphaCentric MO, it would keep the other sub-advisor updated on market strategies and executed trades. The Board remarked that technology would be in place to monitor AlphaCentric’s defined limitations and overall portfolio holdings.

Performance. The Board acknowledged that R&C was a newly formed advisor created solely for the purpose of sub-advising AlphaCentric MO. The Board recalled that it had reviewed at an earlier meeting the performance of three separate accounts previously managed by the portfolio manager and agreed that R&C had the potential to provide reasonable returns to AlphaCentric MO’s future shareholders.

Fees and Expenses. The Board noted that R&C would receive 40% of the net advisory fee (with a maximum of 0.40% of AlphaCentric MO’s average daily net assets). The Board discussed the allocation of fees between the advisor and R&C relative to their respective duties and agreed that the allocation was appropriate. After further discussion, the Board concluded that the subadvisory fee to be charged with respect to AlphaCentric MO was not unreasonable and the subadvisory fee, in relation to the total advisory fee, was not unreasonable.

Profitability. The Board reviewed R&C’s profitability analysis and noted that R&C would realize a net loss over the first two years of the sub-advisory agreement. The Board agreed that excessive profitability was not a concern at this time.

Economies of Scale. The Board considered whether there would be economies of scale with respect to the management of AlphaCentric MO. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from R&C as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interests of AlphaCentric MO and its shareholders.

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2020

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	54	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	37	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	37	Trustee of Variable Insurance Trust since 2010

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2020

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorshi ps Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016; Chief Executive Officer, Catalyst International Advisors LLC, since 11/2019; Chief Executive Officer, Insights Media LLC, since 11/2019; Chief Executive Officer, MFund Management LLC, since 11/2019.	37	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; Chief Operating Officer, Catalyst International Advisors LLC, since 11/2019; Chief Operating Officer, Insights Media LLC, since 11/2019; Chief Operating Officer, MFund Management LLC, since 11/2019.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

AlphaCentric Funds
Additional Information (Unaudited)
March 31, 2020

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

MANAGER
AlphaCentric Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd
151 N. Franklin St.
Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank Trust
RiverCenter (Schlitz Park)
15555 N Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is as follows:

Trust Series	2020	2019
AlphaCentric Income Opportunities Fund	$45,000	$34,500
AlphaCentric Premium Opportunity Fund	$11,000	$11,000
AlphaCentric Robotics and Automation Fund	$13,000	$13,000
AlphaCentric Symmetry Strategy Fund	$13,000	N/A
AlphaCentric LifeSci Healthcare Fund	$11,000	N/A
AlphaCentric Energy Income Fund	$13,000	N/A
AlphaCentric Municipal Opportunities Fund	$13,000	N/A

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2020	2019
AlphaCentric Income Opportunities Fund	$3,000	$3,000
AlphaCentric Premium Opportunity Fund	$2,500	$2,500
AlphaCentric Robotics and Automation Fund	$3,000	$3,000
AlphaCentric Symmetry Strategy Fund	$3,000	N/A
AlphaCentric LifeSci Healthcare Fund	$2,500	N/A
Alpha Energy Income Fund	$3,000	N/A
Alpha Municipal Opportunities Fund	$3,000	N/A

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended March 31, 2020.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended March 31, 2020 and is disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: June 8, 2020